                                                 File Nos. 33-37131
                                                      and 811-6181

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No.   ___                                    ___

   Post-Effective Amendment No.   13                                     X

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.                  14                                     X

                          KEYSTONE STATE TAX FREE FUND
               (Exact name of Registrant as specified in Charter)

              200 Berkeley Street, Boston, Massachusetts 02116-5034
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 210-3200

               Rosemary D. Van Antwerp, Esq., 200 Berkeley Street,
                              Boston, MA 02116-5034
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

_X__  immediately upon filing pursuant to paragraph (b)
____  on (date) pursuant to paragraph (b)
____  60 days after filing pursuant to paragraph (a)
____  on (date) pursuant to paragraph (a)
____  75 days after filing pursuant to paragraph (a)(2)
____  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite amount of its securities under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended March 31, 1997 was filed on May 28, 1997.

                        KEYSTONE STATE TAX FREE FUND

                                   CONTENTS OF

            POST-EFFECTIVE AMENDMENT NO. 13 to REGISTRATION STATEMENT

                     This Post-Effective Amendment No. 13 to
               Registration Statement No. 33-37131 consists of the
              following pages, items of information, and documents:

                                The Facing Sheet

                                The Contents Page

                            The Cross-Reference Sheet

                                     PART A

                                   Prospectus

                                     PART B

                       Statement of Additional Information

                                     PART C

                PART C - OTHER INFORMATION - ITEMS 24(a) and (b)

                              Financial Statements

                          Independent Auditors' Report

                                 Exhibit Listing

         PART C - OTHER INFORMATION - ITEMS 25-32 - AND SIGNATURE PAGES

                         Number of Holders of Securities

                                 Indemnification

                         Business and Other Connections

                              Principal Underwriter

                        Location of Accounts and Records

                                   Signatures

                                    Exhibits

                          KEYSTONE STATE TAX FREE FUND

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.

Items in
Part A of
Form N-1A           Prospectus Caption

    1               Cover Page

    2               Expense Information

    3               General Information
                    Financial Highlights

    4               Additional Investment Information
                    Cover Page
                    Investment Objectives and Policies
                    Investment Restrictions
                    Overview
                    Special Risk Considerations

    5               Management of the Funds
                    General Information

    5A              Not Applicable

    6               Dividends, Distributions and Taxes
                    General Information
                    How to Buy Shares
                    Overview
                    Other Information
                    Shareholder Services

    7               How to Buy Shares
                    Distribution Plans and Agreements
                    Shareholder Services

    8               How to Buy Shares
                    How to Redeem Shares

    9               Not Applicable

Items in
Part B of
Form N-1A           Statement of Additional Information Caption

   10               Cover Page

   11               Table of Contents

   12               Not applicable

   13               The Trusts and Their Funds
                    Investment Policies
                    Investment Restrictions
                    Brokerage
                    Appendix A
                    Appendix B

   14               Trustees and Officers

   15               Additional Information

   16               Investment Adviser
                    Principal Underwriter
                    Distribution Plans
                    Sales Charges
                    Expenses

   17               Brokerage

   18               The Trusts and Their Funds
                    Declarations of Trust

   19               Additional Information
                    Distribution Plans
                    Sales Charges
                    Valuation of Securities

   20               Dividends and Taxes

   21               Principal Underwriter
                    Expenses

   22               Standardized Total Return and Yield Quotations

   23               Financial Statements

                          KEYSTONE STATE TAX FREE FUND

                                     PART A

                                   PROSPECTUS

 PROSPECTUS                                                     July 21, 1997

  EVERGREEN(SM) KEYSTONE STATE TAX FREE FUNDS



  KEYSTONE CALIFORNIA TAX FREE FUND
  KEYSTONE FLORIDA TAX FREE FUND
  KEYSTONE MASSACHUSETTS TAX FREE FUND
  KEYSTONE MISSOURI TAX FREE FUND
  KEYSTONE NEW YORK TAX FREE FUND
  KEYSTONE PENNSYLVANIA TAX FREE FUND

  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES

  EVERGREEN NEW JERSEY TAX FREE INCOME FUND
  CLASS A SHARES
  CLASS B SHARES

     The Evergreen Keystone State Tax Free Funds (the "Funds") seek the highest possible current income exempt from federal income taxes, while preserving capital. In addition, each Fund, other than the Florida Fund, seeks to provide a maximum level of income to its shareholders that is exempt from the personal income taxes of the state for which such Fund is named. Each Fund invests principally in municipal obligations exempt from federal income tax and municipal obligations issued by the state for which a Fund is named and its political subdivisions, agencies and instrumentalities.

     Each of the Funds is a nondiversified series of an open-end management investment company, commonly known as a mutual fund. Each Fund, except the Evergreen New Jersey Tax Free Income Fund, offers Class A, Class B and Class C shares. The Evergreen New Jersey Tax Free Income Fund offers Class A, Class B and Class Y shares. Information on share classes and their fee and sales charge structures may be found in the "Expense Information," "Distribution Plans and Agreements," "How to Buy Shares," and "General Information" sections of this prospectus.

     This prospectus concisely states information about the Funds that you should know before investing. Please read it and retain it for future reference. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.

     Additional information about the Funds is contained in a statement of additional information dated July 21, 1997, as supplemented from time to time, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Funds, write to the address above or call the Funds at
(800) 343-2898.


  AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE



  EVERGREEN(SM) is a Service Mark of Evergreen Keystone Investment Services,
  Inc.
  Copyright 1997, Evergreen Keystone Investment Services, Inc.

                               TABLE OF CONTENTS


OVERVIEW..............................................     2
EXPENSE INFORMATION...................................     3
FINANCIAL HIGHLIGHTS..................................     5
DESCRIPTION OF THE FUNDS..............................    14
         Investment Objectives and Policies...........    14
         Investment Restrictions......................    18
         Special Risk Considerations..................    19
MANAGEMENT OF THE FUNDS...............................    21
         Investment Advisers..........................    21
         Portfolio Managers...........................    22
         Administrator................................    22
         Sub-Administrator............................    23
         Distribution Plans and Agreements............    23
PURCHASE AND REDEMPTION OF SHARES.....................    24
         How to Buy Shares............................    24
         How to Redeem Shares.........................    27
         Exchange Privilege...........................    28
         Shareholder Services.........................    29
         Effect of Banking Laws.......................    30
OTHER INFORMATION.....................................    31
         Dividends, Distributions and Taxes...........    31
         General Information..........................    33
ADDITIONAL INVESTMENT INFORMATION.....................     i
APPENDIX A............................................   A-1
APPENDIX B............................................   B-1



                                    OVERVIEW

     The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

     Each of the Funds is a nondiversified series of an open-end management investment company. The Keystone Florida Tax Free Fund (the "Florida Fund"), the Keystone Massachusetts Tax Free Fund (the "Massachusetts Fund"), the Keystone New York Tax Free Fund (the "New York Fund") and the Keystone Pennsylvania Tax Free Fund (the "Pennsylvania Fund") are investment series of Keystone State Tax Free Fund ("KSTFF"). The Keystone California Tax Free Fund (the "California
Fund") and the Keystone Missouri Tax Free Fund (the "Missouri Fund") are investment series of Keystone State Tax Free Fund -- Series II ("KSTFFII"). The New Jersey Tax Free Income Fund (the "New Jersey Fund") is an investment series of The Evergreen Tax Free Trust ("TETFT").

     KSTFF and KSTFFII are two of the more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"). The New Jersey Fund is one of seven state-specific tax free funds for which the Capital Management Group ("CMG") of First Union National Bank ("FUNB") serves as investment adviser. Keystone is a subsidiary of FUNB, which is a subsidiary of First Union Corporation ("First Union").

                              EXPENSE INFORMATION


       The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of the Funds will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Management of The Funds"; "Distribution Plans and Agreements"; "How to Buy Shares"; and "Shareholder Services."



                                                       Class A Shares        Class B Shares            Class C Shares
                                                         Front-End              Back-End                 Level Load
SHAREHOLDER TRANSACTION EXPENSES                        Load Option          Load Option(1)              Option(2)
Maximum Sales Load Imposed on Purchases (as a                4.75%(3)             None                      None
percentage of offering price)
Deferred Sales Load                                          0.00%(4)   5.00% in the first year   1.00% in the first year
(as a percentage of the lesser of original purchase                     declining to 1.00% in     and 0.00% thereafter
price or redemption proceeds, as applicable)                            the sixth year and 0.00%
                                                                        thereafter



     The following tables show for each Fund the annual operating expenses (as a percentage of average net assets) attributable to each Class of shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming (i) a 5% annual return, and (ii) redemption at the end of each period and, additionally, no redemption at the end of each period. In the following examples (i) the expenses for Class A shares assume deduction of the maximum 4.75% sales charge at the time of purchase, (ii) the expenses for Class B shares and Class C shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B shares reflects the conversion to Class A shares seven years after purchase (years eight through ten, therefore, reflect Class A expenses).


CALIFORNIA FUND



                                                                                            EXAMPLES (8)
                                                                      Assuming Redemption at End
              ANNUAL FUND OPERATING EXPENSES (5)                               of Period              Assuming no Redemption
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
Management Fees     0.45%      0.45%      0.45%
                                                   After 1 Year        $  55     $  65     $  25     $  55     $  15     $  15
12b-1 Fees (7)      0.25%      1.00%(6)   1.00%(6)
                                                   After 3 Years       $  71     $  78     $  48     $  71     $  48     $  48
Other Expenses      0.07%      0.07%      0.07%
                                                   After 5 Years       $  88     $ 103     $  83     $  88     $  83     $  83
                                                   After 10 Years      $ 138     $ 151     $ 181     $ 138     $ 151     $ 181
Total               0.77%      1.52%      1.52%



FLORIDA FUND
                                                                                            EXAMPLES (8)
                                                                      Assuming Redemption at End
              ANNUAL FUND OPERATING EXPENSES (5)                               of Period              Assuming no Redemption
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
Management Fees     0.42%      0.42%      0.42%
                                                   After 1 Year        $  55     $  65     $  25     $  55     $  15     $  15
12b-1 Fees (7)      0.25%      1.00%(6)   1.00%(6)
                                                   After 3 Years       $  71     $  78     $  48     $  71     $  48     $  48
Other Expenses      0.09%      0.09%      0.09%
                                                   After 5 Years       $  88     $ 102     $  82     $  88     $  82     $  82
                                                   After 10 Years      $ 137     $ 150     $ 180     $ 137     $ 150     $ 180
Total               0.76%      1.51%      1.51%



MASSACHUSETTS FUND
                                                                                            EXAMPLES (8)
                                                                      Assuming Redemption at End
              ANNUAL FUND OPERATING EXPENSES (5)                               of Period              Assuming no Redemption
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
Management Fees     0.45%      0.45%      0.45%
                                                   After 1 Year        $  55     $  65     $  25     $  55     $  15     $  15
12b-1 Fees (7)      0.25%      1.00%(6)   1.00%(6)
                                                   After 3 Years       $  71     $  78     $  48     $  71     $  48     $  48
Other Expenses      0.06%      0.06%      0.06%
                                                   After 5 Years       $  88     $ 102     $  82     $  88     $  82     $  82
                                                   After 10 Years      $ 137     $ 150     $ 180     $ 137     $ 150     $ 180
Total               0.76%      1.51%      1.51%

MISSOURI FUND



                                                                                            EXAMPLES (8)
                                                                      Assuming Redemption at End
              ANNUAL FUND OPERATING EXPENSES (5)                               of Period              Assuming no Redemption
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
Management Fees     0.45%      0.45%      0.45%
                                                   After 1 Year        $  55     $  65     $  25     $  55     $  15     $  15
12b-1 Fees (7)      0.25%      1.00%(6)   1.00%(6)
                                                   After 3 Years       $  71     $  78     $  48     $  71     $  48     $  48
Other Expenses      0.06%      0.06%      0.06%
                                                   After 5 Years       $  88     $ 102     $  82     $  88     $  82     $  82
                                                   After 10 Years      $ 137     $ 150     $ 180     $ 137     $ 150     $ 180
Total               0.76%      1.51%      1.51%



NEW JERSEY FUND



                                                                                  EXAMPLES (8)
                                                                          Assuming
                                                                      Redemption at End      Assuming no
                   ANNUAL OPERATING EXPENSES (5)                          of Period          Redemption
                   Class A    Class B                                 Class A   Class B   Class A   Class B
Management Fees     0.00%      0.00%
                                                   After 1 Year        $  52     $  64     $  52     $  14
12b-1 Fees (7)      0.08%      1.00%(6)
                                                   After 3 Years       $  61     $  73     $  61     $  43
Other Expenses      0.36%      0.36%
                                                   After 5 Years       $  71     $  94     $  71     $  74
                                                   After 10 Years      $ 100     $ 126     $ 100     $ 126
Total               0.44%      1.36%



NEW YORK FUND



                                                                                            EXAMPLES (8)
                                                                      Assuming Redemption at End
              ANNUAL FUND OPERATING EXPENSES (5)                               of Period              Assuming no Redemption
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
Management Fees     0.45%      0.45%      0.45%
                                                   After 1 Year        $  55     $  65     $  25     $  55     $  15     $  15
12b-1 Fees (7)      0.25%      1.00%(6)   1.00%(6)
                                                   After 3 Years       $  71     $  78     $  48     $  71     $  48     $  48
Other Expenses      0.06%      0.06%      0.06%
                                                   After 5 Years       $  88     $ 102     $  82     $  88     $  82     $  82
                                                   After 10 Years      $ 137     $ 150     $ 180     $ 137     $ 150     $ 180
Total               0.76%      1.51%      1.51%



PENNSYLVANIA FUND



                                                                                            EXAMPLES (8)
                                                                      Assuming Redemption at End
                   ANNUAL OPERATING EXPENSES (5)                               of Period              Assuming no Redemption
                   Class A    Class B    Class C                      Class A   Class B   Class C   Class A   Class B   Class C
Management Fees     0.43%      0.43%      0.43%
                                                   After 1 Year        $  55     $  65     $  25     $  55     $  15     $  15
12b-1 Fees (7)      0.25%      1.00%(6)   1.00%(6)
                                                   After 3 Years       $  71     $  78     $  48     $  71     $  48     $  48
Other Expenses      0.08%      0.08%      0.08%
                                                   After 5 Years       $  88     $ 102     $  82     $  88     $  82     $  82
                                                   After 10 Years      $ 137     $ 150     $ 180     $ 137     $ 150     $ 180
Total               0.76%      1.51%      1.51%


AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1) Class B shares convert tax free to Class A shares after seven years. See "Class B Shares -- Deferred Sales Charge Alternative" for more information.


(2) Class C Shares are currently offered only by the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds and are available only through broker-dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., each Fund's principal underwriter.


(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares -- Front-End Sales Charge Alternative".


(4) Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See "Alternative Sales Options -- Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" for an explanation of the charge.


(5) Expense ratios for the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds are estimated for the fiscal year ended March 31, 1998 after giving effect to the reimbursement or waiver by Keystone Investment Management Company ("Keystone") of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited annual expenses excluding indirectly paid expenses of Class A, B and C shares to 0.75%, 1.50% and 1.50%, respectively, of average daily net assets of each such class. The Funds expect that Keystone will continue to voluntarily limit the expenses of each Fund through the current year. However, since Keystone is under no obligation to continue these waivers, the Funds cannot give complete assurance that they will continue to receive such assistance. Absent voluntary expense limitations, expense ratios for the fiscal year or period ended March 31, 1997 would have been 1.24%, 1.99% and 1.99% for the California Fund's Class A, B and C shares, respectively; 0.92%, 1.68% and 1.68% for the Florida Fund's Class A, B and C shares, respectively; 1.58%, 2.35% and 2.36% for the Massachusetts Fund's Class A, B and C shares, respectively; 1.31%, 2.06% and 2.06% for the Missouri Fund's Class A, B and C shares, respectively; 1.19%, 1.94% and 1.93% for the New York Fund's Class A, B and C shares, respectively and 0.99%, 1.74% and 1.74% for the Pennsylvania Fund's Class A, B and C shares, respectively. Expense ratios for the fiscal period ended March 31, 1997 for New Jersey Fund's Class A and B shares, absent the voluntary waiver and/or reimbursement of its fee by CMG, would have been 1.13% and 1.88% respectively. Total Fund Operating Expenses include indirectly paid expenses.

(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. (the "NASD").

(7) Prior to July 1, 1997, 12b-1 fees for the Keystone California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds were voluntarily limited by Keystone to 0.15%, 0.90% and 0.90% of average daily net asset value of Class A, Class B and Class C shares, respectively. New Jersey Fund Class A shares can pay up to 0.75% of average annual net assets as a 12b-1 fee. For the foreseeable future, the Class A Shares 12b-1 fees will be limited to 0.25% of average annual net assets.


(8) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual returns for the Funds may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS


     The following tables contain important financial information relating to each of the Funds and have been audited by KPMG Peat Marwick LLP, the independent auditors of the Funds. The information in the table for the New Jersey Fund for the year ended February 28, 1993, and the period July 16, 1991 to February 29, 1992, was audited by other auditors. The tables appear in each Fund's Annual Report and should be read in conjunction with each Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in each Fund's Annual Report. Each Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about a Fund's performance is contained in a Fund's Annual Report, which will be made available upon request and without charge.


(For a share outstanding throughout each year)


KEYSTONE CALIFORNIA TAX FREE FUND -- CLASS A SHARES


                                                                       FOUR MONTHS ENDED     YEAR ENDED NOVEMBER
                                                                        MARCH 31, 1997               30,
                                                                              (d)             1996          1995
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.73           $9.86         $8.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.16            0.48          0.49
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.28)          (0.11)         1.17
Total from investment operations...................................           (0.12)           0.37          1.66
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.16)          (0.48)        (0.47)
In excess of net investment income.................................           (0.01)          (0.02)        (0.03)
Total distributions................................................           (0.17)          (0.50)        (0.50)
NET ASSET VALUE END OF PERIOD......................................           $9.44           $9.73         $9.86
Total return (c)...................................................           (1.29%)          3.99%        19.63%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            0.77%(a)(b)     0.77%(b)      0.72%(b)
 Total expenses excluding reimbursement and waivers................            1.24%(a)        1.19%         1.31%
 Net investment income.............................................            4.91%(a)        5.06%         5.37%
Portfolio turnover rate............................................              39%            120%          119%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 4,192          $4,759        $4,555

                                                                     FEBRUARY 1, 1994
                                                                       (COMMENCEMENT
                                                                     OF OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.30)
Total from investment operations...................................         (0.86)
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.44)
In excess of net investment income.................................            --
Total distributions................................................         (0.44)
NET ASSET VALUE END OF PERIOD......................................         $8.70
Total return (c)...................................................         (8.78%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          0.41%(a)
 Total expenses excluding reimbursement and waivers................          1.66%(a)
 Net investment income.............................................          5.53%(a)
Portfolio turnover rate............................................           104%
NET ASSETS END OF PERIOD (THOUSANDS)...............................       $ 3,006



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% (annualized), 0.75% and 0.69% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.


(c) Excluding applicable sales charges.


(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

KEYSTONE CALIFORNIA TAX FREE FUND -- CLASS B SHARES


                                                                     FOUR MONTHS ENDED      YEAR ENDED NOVEMBER
                                                                      MARCH 31, 1997                30,
                                                                            (d)             1996           1995
NET ASSET VALUE BEGINNING OF PERIOD..............................           $9.69            $9.82          $8.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................            0.13             0.41           0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................           (0.28)           (0.11)          1.17
Total from investment operations.................................           (0.15)            0.30           1.61
LESS DISTRIBUTIONS FROM:
Net investment income............................................           (0.13)           (0.41)         (0.44)
In excess of net investment income...............................           (0.01)           (0.02)         (0.03)
Total distributions..............................................           (0.14)           (0.43)         (0.47)
NET ASSET VALUE END OF PERIOD....................................           $9.40            $9.69          $9.82
Total return (c).................................................           (1.54%)           3.23%         18.95%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................            1.52%(a)(b)      1.52%(b)       1.48%(b)
 Total expenses excluding reimbursement and waivers..............            1.99%(a)         1.94%          2.07%
 Net investment income...........................................            4.16%(a)         4.31%          4.57%
Portfolio turnover rate..........................................              39%             120%           119%
NET ASSETS END OF PERIOD (THOUSANDS).............................         $21,794          $22,719        $22,743

                                                                   FEBRUARY 1, 1994
                                                                     (COMMENCEMENT
                                                                   OF OPERATIONS) TO
                                                                   NOVEMBER 30, 1994
NET ASSET VALUE BEGINNING OF PERIOD..............................         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................          0.40
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................         (1.28)
Total from investment operations.................................         (0.88)
LESS DISTRIBUTIONS FROM:
Net investment income............................................         (0.40)
In excess of net investment income...............................         (0.04)
Total distributions..............................................         (0.44)
NET ASSET VALUE END OF PERIOD....................................         $8.68
Total return (c).................................................         (9.00%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................          1.16%(a)
 Total expenses excluding reimbursement and waivers..............          2.36%(a)
 Net investment income...........................................          4.83%(a)
Portfolio turnover rate..........................................           104%
NET ASSETS END OF PERIOD (THOUSANDS).............................       $11,415



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.45% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.


(c) Excluding applicable sales charges.


(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.



KEYSTONE CALIFORNIA TAX FREE FUND -- CLASS C SHARES


                                                                       FOUR MONTHS ENDED     YEAR ENDED NOVEMBER
                                                                        MARCH 31, 1997               30,
                                                                              (d)             1996          1995
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.68           $9.80         $8.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.14            0.41          0.43
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.30)          (0.10)         1.15
Total from investment operations...................................           (0.16)           0.31          1.58
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.13)          (0.41)        (0.43)
In excess of net investment income.................................           (0.01)          (0.02)        (0.03)
Total distributions................................................           (0.14)          (0.43)        (0.46)
NET ASSET VALUE END OF PERIOD......................................           $9.38           $9.68         $9.80
Total return (c)...................................................           (1.64%)          3.34%        18.69%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            1.52%(a)(b)     1.52%(b)      1.49%(b)
 Total expenses excluding reimbursement and waivers................            1.99%(a)        1.94%         2.07%
 Net investment income.............................................            4.16%(a)        4.31%         4.51%
Portfolio turnover rate............................................              39%            120%          119%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 1,849          $1,521        $1,535

                                                                     FEBRUARY 1, 1994
                                                                       (COMMENCEMENT
                                                                     OF OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.39
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.29)
Total from investment operations...................................         (0.90)
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.39)
In excess of net investment income.................................         (0.03)
Total distributions................................................         (0.42)
NET ASSET VALUE END OF PERIOD......................................         $8.68
Total return (c)...................................................         (9.08%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          1.16%(a)
 Total expenses excluding reimbursement and waivers................          2.38%(a)
 Net investment income.............................................          4.96%(a)
Portfolio turnover rate............................................           104%
NET ASSETS END OF PERIOD (THOUSANDS)...............................          $624



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.46% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.


(c) Excluding applicable sales charges.


(d) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

KEYSTONE FLORIDA TAX FREE FUND -- CLASS A SHARES

                                                                              YEAR ENDED MARCH 31,
                                                        1997        1996        1995        1994        1993        1992

NET ASSET VALUE BEGINNING OF YEAR..................     $10.60      $10.33      $10.29      $10.94      $10.43      $10.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................       0.55        0.56        0.56        0.58        0.61        0.72
Net realized and unrealized gain (loss) on
 investments and
 closed futures contracts..........................      (0.19)       0.27        0.07       (0.44)       0.64        0.30
Total from investment operations...................       0.36        0.83        0.63        0.14        1.25        1.02
LESS DISTRIBUTIONS FROM:
Net investment income..............................      (0.55)      (0.54)      (0.56)      (0.58)      (0.61)      (0.72)
In excess of net investment income.................      (0.01)      (0.02)      (0.03)      (0.05)      (0.03)       0.00
Net realized gain on investments...................       0.00        0.00        0.00       (0.16)      (0.10)      (0.04)
Total distributions................................      (0.56)      (0.56)      (0.59)      (0.79)      (0.74)      (0.76)
NET ASSET VALUE END OF YEAR........................     $10.40      $10.60      $10.33      $10.29      $10.94      $10.43
TOTAL RETURN (C)...................................      3.50%       8.16%       6.42%       1.01%      12.32%      10.34%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................      0.76%(b)    0.76%(b)    0.75%       0.75%       0.68%       0.65%
 Total expenses excluding reimbursement............      0.92%       0.92%       0.95%       1.00%       1.13%       1.21%
 Net investment income.............................      5.26%       5.32%       5.60%       5.16%       5.60%       6.82%
Portfolio turnover rate............................       104%         89%        129%        113%         95%         63%
NET ASSETS END OF YEAR (THOUSANDS).................    $29,305     $37,286     $42,239     $45,150     $42,997     $29,258

                                                       DECEMBER 28,
                                                           1990
                                                     (COMMENCEMENT OF
                                                      OPERATIONS) TO
                                                      MARCH 31, 1991
NET ASSET VALUE BEGINNING OF YEAR..................      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................           0.18
Net realized and unrealized gain (loss) on
 investments and
 closed futures contracts..........................           0.17
Total from investment operations...................           0.35
LESS DISTRIBUTIONS FROM:
Net investment income..............................          (0.18)
In excess of net investment income.................           0.00
Net realized gain on investments...................           0.00
Total distributions................................          (0.18)
NET ASSET VALUE END OF YEAR........................         $10.17
TOTAL RETURN (C)...................................          3.52%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................          0.65%(a)
 Total expenses excluding reimbursement............          2.06%(a)
 Net investment income.............................          6.33%(a)
Portfolio turnover rate............................             5%
NET ASSETS END OF YEAR (THOUSANDS).................         $6,922



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding paid expenses, the expense ratio would have been 0.75% and 0.75% for the years ended March 31, 1997 and 1996, respectively.


(c) Excluding applicable sales charges.



KEYSTONE FLORIDA TAX FREE FUND -- CLASS B SHARES


                                                                                      YEAR ENDED MARCH 31,
                                                                            1997        1996        1995        1994

NET ASSET VALUE BEGINNING OF YEAR......................................     $10.48      $10.24      $10.27      $10.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................       0.46        0.48        0.53        0.52
Net realized and unrealized gain (loss) on investments and closed
 futures contracts.....................................................      (0.18)       0.28        0.02       (0.47)
Total from investment operations.......................................       0.28        0.76        0.55        0.05
LESS DISTRIBUTIONS FROM:
Net investment income..................................................      (0.47)      (0.50)      (0.49)      (0.48)
In excess of net investment income.....................................      (0.01)      (0.02)      (0.09)      (0.08)
Net realized gain on investment........................................       0.00        0.00        0.00       (0.16)
Total distributions....................................................      (0.48)      (0.52)      (0.58)      (0.72)
NET ASSET VALUE END OF YEAR............................................     $10.28      $10.48      $10.24      $10.27
TOTAL RETURN (C).......................................................      2.75%       7.48%       5.61%       0.19%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses........................................................      1.51%(b)    1.48%(b)    1.50%       1.50%
 Total expenses excluding reimbursement................................      1.68%       1.68%       1.68%       1.74%
 Net investment income.................................................      4.51%       4.58%       4.81%       4.21%
Portfolio turnover rate................................................       104%         89%        129%        113%
NET ASSETS END OF YEAR (THOUSANDS).....................................    $46,918     $54,433     $51,083     $19,984

                                                                          FEBRUARY 1, 1993
                                                                          (DATE OF INITIAL
                                                                         PUBLIC OFFERING) TO
                                                                           MARCH 31, 1993
NET ASSET VALUE BEGINNING OF YEAR......................................          $10.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................           0.08
Net realized and unrealized gain (loss) on investments and closed
 futures contracts.....................................................           0.14
Total from investment operations.......................................           0.22
LESS DISTRIBUTIONS FROM:
Net investment income..................................................          (0.08)
In excess of net investment income.....................................          (0.01)
Net realized gain on investment........................................           0.00
Total distributions....................................................          (0.09)
NET ASSET VALUE END OF YEAR............................................         $10.94
TOTAL RETURN (C).......................................................          2.06%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses........................................................          1.50%(a)
 Total expenses excluding reimbursement................................          1.73%(a)
 Net investment income.................................................          4.00%(a)
Portfolio turnover rate................................................            95%
NET ASSETS END OF YEAR (THOUSANDS).....................................        $ 1,704



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively.


(c) Excluding applicable sales charges.

KEYSTONE FLORIDA TAX FREE FUND -- CLASS C SHARES


                                                                                       YEAR ENDED MARCH 31,
                                                                             1997       1996        1995        1994

NET ASSET VALUE BEGINNING OF YEAR.......................................    $10.50      $10.26      $10.28      $10.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................................      0.45        0.48        0.47        0.51
Net realized and unrealized gain (loss) on investments and closed
 futures contracts......................................................     (0.17)       0.28        0.08       (0.45)
Total from investment operations........................................      0.28        0.76        0.55        0.06
LESS DISTRIBUTIONS FROM:
Net investment income...................................................     (0.47)      (0.50)      (0.49)     ((0.49)
In excess of net investment income......................................     (0.01)      (0.02)      (0.08)      (0.06)
Net realized gain on investment.........................................      0.00        0.00        0.00       (0.16)
Total distributions.....................................................     (0.48)      (0.52)      (0.57)      (0.71)
NET ASSET VALUE END OF YEAR.............................................    $10.30      $10.50      $10.26      $10.28
TOTAL RETURN (C)........................................................     2.74%       7.47%       5.61%       0.27%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.........................................................     1.51%(b)    1.48%(b)    1.50%       1.50%
 Total expenses excluding reimbursement.................................     1.68%       1.68%       1.70%       1.84%
 Net investment income..................................................     4.51%       4.60%       4.86%       4.26%
Portfolio turnover rate.................................................      104%         89%        129%        113%
NET ASSETS END OF YEAR (THOUSANDS)......................................    $9,650     $11,795     $12,831     $13,096

                                                                           FEBRUARY 1, 1993
                                                                           (DATE OF INITIAL
                                                                          PUBLIC OFFERING) TO
                                                                            MARCH 31, 1993
NET ASSET VALUE BEGINNING OF YEAR.......................................          $10.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................................           0.07
Net realized and unrealized gain (loss) on investments and closed
 futures contracts......................................................           0.14
Total from investment operations........................................           0.21
LESS DISTRIBUTIONS FROM:
Net investment income...................................................          (0.07)
In excess of net investment income......................................          (0.02)
Net realized gain on investment.........................................           0.00
Total distributions.....................................................          (0.09)
NET ASSET VALUE END OF YEAR.............................................         $10.93
TOTAL RETURN (C)........................................................          1.95%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.........................................................          1.50%(a)
 Total expenses excluding reimbursement.................................          1.63%(a)
 Net investment income..................................................          2.95%(a)
Portfolio turnover rate.................................................            95%
NET ASSETS END OF YEAR (THOUSANDS)......................................        $ 1,987


(a) Annualized.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively.

(c) Excluding applicable sales charges.


KEYSTONE MASSACHUSETTS TAX FREE FUND -- CLASS A AND B SHARES


                                                                CLASS A SHARES                              CLASS B SHARES
                                                                               FEBRUARY 4, 1994
                                                                                 (COMMENCEMENT
                                                  YEAR ENDED MARCH 31,         OF OPERATIONS) TO         YEAR ENDED MARCH 31,
                                               1997       1996       1995       MARCH 31, 1994        1997       1996       1995

NET ASSET VALUE BEGINNING OF YEAR.........     $9.29      $9.19      $9.17            $10.00          $9.22      $9.15      $9.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.47       0.51       0.53             0.08            0.41       0.43       0.48
Net realized and unrealized gain (loss) on
 investments and closed futures
 contracts................................     (0.03)      0.09       0.02            (0.82)          (0.03)      0.09      (0.01)
Total from investment operations..........      0.44       0.60       0.55            (0.74)           0.38       0.52       0.47
LESS DISTRIBUTIONS FROM:
Net investment income.....................     (0.47)     (0.48)     (0.53)           (0.08)          (0.41)     (0.43)     (0.47)
In excess of net investment income........     (0.03)     (0.02)         0            (0.01)          (0.02)     (0.02)     (0.04)
Total distributions.......................     (0.50)     (0.50)     (0.53)           (0.09)          (0.43)     (0.45)     (0.51)
NET ASSET VALUE END OF YEAR...............     $9.23      $9.29      $9.19            $9.17           $9.17      $9.22      $9.15
TOTAL RETURN (C)..........................     4.92%      6.64%      6.23%           (7.40%)          4.25%      5.77%      5.41%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...........................     0.76%(b)   0.75%(b)   0.46%            0.35%(a)        1.51%(b)   1.49%(b)   1.24%
 Total expenses excluding reimbursement...     1.58%      1.59%      1.93%            3.22%(a)        2.35%      2.38%      2.68%
 Net investment income....................     5.19%      5.36%      5.90%            5.07%(a)        4.45%      4.60%      5.15%
Portfolio turnover rate...................      110%       165%        77%               7%            110%       165%        77%
NET ASSETS END OF YEAR (THOUSANDS)........    $2,063     $1,786     $1,974           $1,472          $7,803     $7,274     $6,169


                                             CLASS B SHARES
                                            FEBRUARY 4, 1994
                                              (COMMENCEMENT
                                            OF OPERATIONS) TO
                                             MARCH 31, 1994
NET ASSET VALUE BEGINNING OF YEAR.........         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................          0.08
Net realized and unrealized gain (loss) on
 investments and closed futures
 contracts................................         (0.80)
Total from investment operations..........         (0.72)
LESS DISTRIBUTIONS FROM:
Net investment income.....................         (0.07)
In excess of net investment income........         (0.02)
Total distributions.......................         (0.09)
NET ASSET VALUE END OF YEAR...............         $9.19
TOTAL RETURN (C)..........................        (7.20%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...........................         1.10%(a)
 Total expenses excluding reimbursement...         4.60%(a)
 Net investment income....................         3.23%(a)
Portfolio turnover rate...................            7%
NET ASSETS END OF YEAR (THOUSANDS)........        $1,817



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74% for the years ended March 31, 1997 and March 31, 1996, respectively, for Class A shares and 1.50% and 1.48%, respectively, for Class B shares.

(c) Excluding applicable sales charges.

KEYSTONE MASSACHUSETTS TAX FREE FUND -- CLASS C SHARES

                                                                                            YEAR ENDED MARCH 31,
                                                                                         1997       1996       1995

NET ASSET VALUE BEGINNING OF YEAR...................................................     $9.22      $9.14      $9.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................      0.41       0.43       0.48
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................     (0.04)      0.10      (0.02)
Total from investment operations....................................................      0.37       0.53       0.46
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................     (0.41)     (0.43)     (0.47)
In excess of net investment income..................................................     (0.02)     (0.02)     (0.04)
Total distributions.................................................................     (0.43)     (0.45)     (0.51)
NET ASSET VALUE END OF YEAR.........................................................     $9.16      $9.22      $9.14
TOTAL RETURN (C)....................................................................     4.14%      5.89%      5.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................     1.51%(b)   1.49%(b)   1.23%
 Total expenses excluding reimbursement.............................................     2.36%      2.39%      2.68%
 Net investment income..............................................................     4.46%      4.60%      5.11%
Portfolio turnover rate.............................................................      110%       165%        77%
NET ASSETS END OF YEAR (THOUSANDS)..................................................    $2,066     $2,303     $1,971

                                                                                      FEBRUARY 4, 1994
                                                                                        (COMMENCEMENT
                                                                                      OF OPERATIONS) TO
                                                                                       MARCH 31, 1994
NET ASSET VALUE BEGINNING OF YEAR...................................................         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................          0.08
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................         (0.80)
Total from investment operations....................................................         (0.72)
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................         (0.07)
In excess of net investment income..................................................         (0.02)
Total distributions.................................................................         (0.09)
NET ASSET VALUE END OF YEAR.........................................................         $9.19
TOTAL RETURN (C)....................................................................        (7.21%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................         1.10%(a)
 Total expenses excluding reimbursement.............................................         4.91%(a)
 Net investment income..............................................................         4.28%(a)
Portfolio turnover rate.............................................................            7%
NET ASSETS END OF YEAR (THOUSANDS)..................................................          $369


(a) Annualized.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48% for the years ended March 31, 1997 and March 31, 1996, respectively.

(c) Excluding applicable sales charges.


KEYSTONE MISSOURI TAX FREE FUND -- CLASS A SHARES


                                                                       FOUR MONTHS ENDED          YEAR ENDED
                                                                        MARCH 31, 1997           NOVEMBER 30,
                                                                              (e)             1996          1995
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.86           $9.91         $8.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.16            0.50          0.50
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.22)          (0.06)         1.19
Total from investment operations...................................           (0.06)           0.44          1.69
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.16)          (0.47)        (0.47)
In excess of net investment income.................................            0.00(d)        (0.02)        (0.03)
Total distributions................................................           (0.16)          (0.49)        (0.50)
NET ASSET VALUE END OF PERIOD......................................           $9.64           $9.86         $9.91
Total return (c)...................................................           (0.57%)          4.66%        19.86%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            0.76%(a)(b)     0.76%(b)      0.72%(b)
 Total expenses excluding reimbursement and waivers................            1.31%(a)        1.22%         1.32%
 Net investment income.............................................            5.05%(a)        4.93%         5.26%
Portfolio turnover rate............................................              12%            126%           74%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 2,627          $2,610        $4,848

                                                                     FEBRUARY 1, 1994
                                                                     (COMMENCEMENT OF
                                                                      OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.28)
Total from investment operations...................................         (0.84)
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.44)
In excess of net investment income.................................          0.00(d)
Total distributions................................................         (0.44)
NET ASSET VALUE END OF PERIOD......................................         $8.72
Total return (c)...................................................         (8.55%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          0.43%(a)
 Total expenses excluding reimbursement and waivers................          1.54%(a)
 Net investment income.............................................          5.38%(a)
Portfolio turnover rate............................................            25%
NET ASSETS END OF PERIOD (THOUSANDS)...............................       $ 3,581



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% (annualized), 0.75% and 0.69% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.


(c) Excluding applicable sales charges.


(d) Amount represents less than $0.01 per share.


(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

KEYSTONE MISSOURI TAX FREE FUND -- CLASS B SHARES


                                                                     FOUR MONTHS ENDED           YEAR ENDED
                                                                      MARCH 31, 1997            NOVEMBER 30,
                                                                            (e)             1996           1995
NET ASSET VALUE BEGINNING OF PERIOD..............................           $9.74            $9.80          $8.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................            0.13             0.40           0.44
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................           (0.21)           (0.04)          1.15
Total from investment operations.................................           (0.08)            0.36           1.59
LESS DISTRIBUTIONS FROM:
Net investment income............................................           (0.14)           (0.40)         (0.43)
In excess of net investment income...............................            0.00(d)         (0.02)         (0.03)
Total distributions..............................................           (0.14)           (0.42)         (0.46)
NET ASSET VALUE END OF PERIOD....................................           $9.52            $9.74          $9.80
Total return (c).................................................           (0.83%)           3.83%         18.79%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................            1.51%(a)(b)      1.52%(b)       1.47%(b)
 Total expenses excluding reimbursement and waivers..............            2.06%(a)         2.00%          2.08%
 Net investment income...........................................            4.31%(a)         4.20%          4.56%
Portfolio turnover rate..........................................              12%             126%            74%
NET ASSETS END OF PERIOD (THOUSANDS).............................         $20,127          $21,925        $21,231

                                                                   FEBRUARY 1, 1994
                                                                   (COMMENCEMENT OF
                                                                    OPERATIONS) TO
                                                                   NOVEMBER 30, 1994
NET ASSET VALUE BEGINNING OF PERIOD..............................         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................          0.40
Net realized and unrealized gain (loss) on investments and
 closed futures contracts........................................         (1.29)
Total from investment operations.................................         (0.89)
LESS DISTRIBUTIONS FROM:
Net investment income............................................         (0.40)
In excess of net investment income...............................         (0.04)
Total distributions..............................................         (0.44)
NET ASSET VALUE END OF PERIOD....................................         $8.67
Total return (c).................................................         (9.06%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses..................................................          1.16%(a)
 Total expenses excluding reimbursement and waivers..............          2.49%(a)
 Net investment income...........................................          4.70%(a)
Portfolio turnover rate..........................................            25%
NET ASSETS END OF PERIOD (THOUSANDS).............................       $12,906



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.44% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.


(c) Excluding applicable sales charges.


(d) Amount represents less than $0.01 per share.


(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.



KEYSTONE MISSOURI TAX FREE FUND -- CLASS C SHARES


                                                                       FOUR MONTHS ENDED          YEAR ENDED
                                                                        MARCH 31, 1997           NOVEMBER 30,
                                                                              (e)             1996          1995
NET ASSET VALUE BEGINNING OF PERIOD................................           $9.73           $9.79         $8.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................            0.13            0.39          0.43
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................           (0.20)          (0.03)         1.16
Total from investment operations...................................           (0.07)           0.36          1.59
LESS DISTRIBUTIONS FROM:
Net investment income..............................................           (0.14)          (0.40)        (0.43)
In excess of net investment income.................................            0.00(d)        (0.02)        (0.03)
Total distributions................................................           (0.14)          (0.42)        (0.46)
NET ASSET VALUE END OF PERIOD......................................           $9.52           $9.73         $9.79
Total return (c)...................................................           (0.73%)          3.83%        18.78%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................            1.51%(a)(b)     1.52%(b)      1.46%(b)
 Total expenses excluding reimbursement and waivers................            2.06%(a)        1.99%         2.07%
 Net investment income.............................................            4.30%(a)        4.18%         4.56%
Portfolio turnover rate............................................              12%            126%           74%
NET ASSETS END OF PERIOD (THOUSANDS)...............................         $ 1,306          $1,387        $1,788

                                                                     FEBRUARY 1, 1994
                                                                     (COMMENCEMENT OF
                                                                      OPERATIONS) TO
                                                                     NOVEMBER 30, 1994
NET ASSET VALUE BEGINNING OF PERIOD................................        $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................          0.39
Net realized and unrealized gain (loss) on investments and
 closed futures contracts..........................................         (1.29)
Total from investment operations...................................         (0.90)
LESS DISTRIBUTIONS FROM:
Net investment income..............................................         (0.39)
In excess of net investment income.................................         (0.05)
Total distributions................................................         (0.44)
NET ASSET VALUE END OF PERIOD......................................         $8.66
Total return (c)...................................................         (9.25%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................................          1.15%(a)
 Total expenses excluding reimbursement and waivers................          2.60%(a)
 Net investment income.............................................          4.72%(a)
Portfolio turnover rate............................................            25%
NET ASSETS END OF PERIOD (THOUSANDS)...............................       $ 1,045



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% (annualized), 1.50% and 1.44% for the four months ended March 31, 1997 and the years ended November 30, 1996 and 1995, respectively.


(c) Excluding applicable sales charges.


(d) Amount represents less than $0.01 per share.


(e) The Fund changed its fiscal year end from November 30 to March 31 during the current period.

EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS A SHARES


                                                             SEVEN
                                                            MONTHS     SIX MONTHS
                                                             ENDED       ENDED       YEAR ENDED
                                                           MARCH 31,   AUGUST 31,   FEBRUARY 29,     YEAR ENDED FEBRUARY 28,
                                                            1997**       1996*          1996        1995      1994      1993

NET ASSET VALUE, BEGINNING OF PERIOD.....................    $10.75       $11.01        $10.53      $10.99    $11.01    $10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income....................................      0.31         0.28          0.56        0.57      0.60      0.63
Net realized and unrealized gain (loss) on investments
 and
 closed futures contracts................................     (0.01)       (0.26)         0.48       (0.46)    (0.02)     0.79
 Total from investment operations........................      0.30         0.02          1.04        0.11      0.58      1.42
Less distributions
 From net investment income..............................     (0.31)       (0.28)        (0.56)      (0.57)    (0.60)    (0.63)
 In excess of net investment income......................        --           --            --          --        --        --
 Total distributions.....................................     (0.31)       (0.28)        (0.56)      (0.57)    (0.60)    (0.63)
 Net asset value, end of period..........................    $10.74       $10.75        $11.01      $10.53    $10.99    $11.01
TOTAL RETURN (B).........................................     2.83%        0.19%        10.08%       1.41%     5.30%    14.39%
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses..........................................     0.44%( )(c)     0.34%(a)      0.36%    0.25%     0.14%     0.00%
 Total expenses excluding reimbursement and waivers......     1.13%(a)     1.11%(a)      1.03%       1.04%     1.05%     1.16%
 Net investment income**.................................     5.02%(a)     5.08%(a)      5.15%       5.52%     5.31%     5.97%
Portfolio turnover rate..................................       15%           0%            4%          8%        2%        5%
NET ASSETS, END OF PERIOD (THOUSANDS)....................   $31,434     $ 32,377      $ 41,762     $34,852   $42,783   $30,863


                                                           JULY 16, 1991*
                                                               THROUGH
                                                            FEBRUARY 29,
                                                                1992
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income....................................         0.38
Net realized and unrealized gain (loss) on investments
 and
 closed futures contracts................................         0.22
 Total from investment operations........................         0.60
Less distributions
 From net investment income..............................        (0.38)
 In excess of net investment income......................           --
 Total distributions.....................................        (0.38)
 Net asset value, end of period..........................       $10.22
TOTAL RETURN (B).........................................        6.03%
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses..........................................        0.01%(a)
 Total expenses excluding reimbursement and waivers......        1.20%
 Net investment income**.................................        5.89%(a)
Portfolio turnover rate..................................           5%
NET ASSETS, END OF PERIOD (THOUSANDS)....................      $13,129



(a) Annualized.


(b) Excluding applicable sales charges.


(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.44% annualized for the seven months ended March 31, 1997.


*   The Fund changed its fiscal year end from February 28 to August 31.


** During the current period, the Fund changed its fiscal year end from August 31 to March 31.



EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS B SHARES


                                                                                                    CLASS B SHARES
                                                                                                  SEVEN
                                                                                                 MONTHS     SIX MONTHS
                                                                                                  ENDED       ENDED
                                                                                                MARCH 31,   AUGUST 31,
                                                                                                 1997**       1996*

NET ASSET VALUE, BEGINNING OF PERIOD..........................................................    $10.75       $11.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................      0.25         0.24
Net realized and unrealized loss on investments...............................................        --        (0.26)
 Total from investment operations.............................................................      0.25        (0.02)
Less distributions from net investment income.................................................     (0.26)       (0.24)
 In excess of net investment income...........................................................        --           --
 Total distributions..........................................................................     (0.26)       (0.24)
 Net asset value, end of period...............................................................    $10.74       $10.75
TOTAL RETURN (B)..............................................................................     2.29%       (0.20%)
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses...............................................................................     1.36%( )(c)     1.28%
 Total expenses excluding reimbursement and waivers...........................................     1.88%(a)     1.85%(a)
 Net investment income........................................................................     4.07%(a)     4.14%(a)
Portfolio turnover rate.......................................................................       15%           0%
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................   $ 7,847     $  2,709

                                                                                              CLASS B SHARES
                                                                                                JANUARY 30,
                                                                                                   1996*
                                                                                                  THROUGH
                                                                                                FEBRUARY 29,
                                                                                                    1996
NET ASSET VALUE, BEGINNING OF PERIOD..........................................................      $11.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................................................................        0.05
Net realized and unrealized loss on investments...............................................       (0.07)
 Total from investment operations.............................................................       (0.02)
Less distributions from net investment income.................................................       (0.05)
 In excess of net investment income...........................................................          --
 Total distributions..........................................................................       (0.05)
 Net asset value, end of period...............................................................      $11.01
TOTAL RETURN (B)..............................................................................      (0.22%)
RATIOS & SUPPLEMENTAL DATA:
Ratios to average net assets:
 Total expenses...............................................................................       0.31%
 Total expenses excluding reimbursement and waivers...........................................       1.66%(a)
 Net investment income........................................................................       5.23%(a)
Portfolio turnover rate.......................................................................          4%
NET ASSETS, END OF PERIOD (THOUSANDS).........................................................        $186



(a) Annualized.


(b) Excluding applicable sales charges.


(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.36% (annualized) for the seven months ended March 31, 1997, for Class B shares.


*   The Fund changed its fiscal year end from February 28 to August 31.


** During the current period, the Fund changed its fiscal year end from August 31 to March 31.

KEYSTONE NEW YORK TAX FREE FUND -- CLASS A AND B SHARES


                                                             CLASS A SHARES                               CLASS B SHARES
                                                                            FEBRUARY 4, 1994
                                                                              (COMMENCEMENT
                                               YEAR ENDED MARCH 31,         OF OPERATIONS) TO          YEAR ENDED MARCH 31,
                                            1997       1996       1995       MARCH 31, 1994        1997        1996        1995

NET ASSET VALUE BEGINNING OF YEAR......     $9.67      $9.44      $9.32            $10.00           $9.59       $9.38       $9.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.49       0.48       0.52             0.09             0.41        0.41        0.47
Net realized and unrealized gain (loss)
 on investments and closed futures
 contracts.............................     (0.03)      0.24       0.12            (0.68)           (0.03)       0.24        0.09
Total from investment operations.......      0.46       0.72       0.64            (0.59)            0.38        0.65        0.56
LESS DISTRIBUTIONS FROM:
Net investment income..................     (0.48)     (0.47)     (0.52)           (0.08)           (0.41)      (0.42)      (0.45)
In excess of net investment income.....     (0.01)     (0.02)      0.00            (0.01)           (0.01)      (0.02)      (0.05)
Total distributions....................     (0.49)     (0.49)     (0.52)           (0.09)           (0.42)      (0.44)      (0.50)
NET ASSET VALUE END OF YEAR............     $9.64      $9.67      $9.44            $9.32            $9.55       $9.59       $9.38
TOTAL RETURN (C).......................     4.87%      7.73%      7.08%           (5.91%)           4.03%       7.02%       6.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses........................     0.76%(b)   0.75%(b)   0.50%            0.35%(a)         1.51%(b)    1.50%(b)    1.25%
 Total expenses excluding
   reimbursement.......................     1.19%      1.31%      1.59%            4.44%(a)         1.94%       2.05%       2.35%
 Net investment income.................     5.00%      4.95%      5.48%            3.85%(a)         4.25%       4.19%       4.78%
Portfolio turnover rate................       62%        53%        77%              14%              62%         53%         77%
NET ASSETS END OF YEAR (THOUSANDS).....    $3,693     $3,947     $3,323             $680          $19,064     $17,151     $11,907

                                          CLASS B SHARES
                                         FEBRUARY 4, 1994
                                           (COMMENCEMENT
                                         OF OPERATIONS) TO
                                          MARCH 31, 1994
NET ASSET VALUE BEGINNING OF YEAR......         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................          0.08
Net realized and unrealized gain (loss)
 on investments and closed futures
 contracts.............................         (0.67)
Total from investment operations.......         (0.59)
LESS DISTRIBUTIONS FROM:
Net investment income..................         (0.06)
In excess of net investment income.....         (0.03)
Total distributions....................         (0.09)
NET ASSET VALUE END OF YEAR............         $9.32
TOTAL RETURN (C).......................        (5.91%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses........................         1.10%(a)
 Total expenses excluding
   reimbursement.......................         5.60%(a)
 Net investment income.................         3.01%(a)
Portfolio turnover rate................           14%
NET ASSETS END OF YEAR (THOUSANDS).....        $2,276


(a) Annualized.

(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.74% for the years ended March 31, 1997 and 1996, respectively, for Class A shares and 1.50% and 1.49%, respectively, for Class B shares.

(c) Excluding applicable sales charges.


KEYSTONE NEW YORK TAX FREE FUND -- CLASS C SHARES


                                                                                            YEAR ENDED MARCH 31,
                                                                                         1997       1996       1995

NET ASSET VALUE BEGINNING OF YEAR...................................................     $9.58      $9.37      $9.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................      0.40       0.41       0.48
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................     (0.01)      0.24       0.07
Total from investment operations....................................................      0.39       0.65       0.55
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................     (0.41)     (0.42)     (0.46)
In excess of net investment income..................................................     (0.01)     (0.02)     (0.03)
Total distributions.................................................................     (0.42)     (0.44)     (0.49)
NET ASSET VALUE END OF YEAR.........................................................     $9.55      $9.58      $9.37
TOTAL RETURN (C)....................................................................     4.14%      7.02%      6.18%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................     1.51%(b)   1.50%(b)   1.26%
 Total expenses excluding reimbursement.............................................     1.93%      2.07%      2.32%
 Net investment income..............................................................     4.25%      4.24%      4.88%
Portfolio turnover rate.............................................................       62%        53%        77%
NET ASSETS END OF YEAR (THOUSANDS)..................................................    $1,871     $2,296     $2,890

                                                                                      FEBRUARY 4, 1994
                                                                                        (COMMENCEMENT
                                                                                      OF OPERATIONS) TO
                                                                                       MARCH 31, 1994
NET ASSET VALUE BEGINNING OF YEAR...................................................         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................................................          0.07
Net realized and unrealized gain (loss) on investments and closed futures
 contracts..........................................................................         (0.67)
Total from investment operations....................................................         (0.60)
LESS DISTRIBUTIONS FROM:
Net investment income...............................................................         (0.07)
In excess of net investment income..................................................         (0.02)
Total distributions.................................................................         (0.09)
NET ASSET VALUE END OF YEAR.........................................................         $9.31
TOTAL RETURN (C)....................................................................        (6.02%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses.....................................................................         1.10%(a)
 Total expenses excluding reimbursement.............................................         5.13%(a)
 Net investment income..............................................................         3.71%(a)
Portfolio turnover rate.............................................................           14%
NET ASSETS END OF YEAR (THOUSANDS)..................................................          $255


(a) Annualized.

(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.48% for the years ended March 31, 1997 and 1996, respectively.

(c) Excluding applicable sales charges.

KEYSTONE PENNSYLVANIA TAX FREE FUND -- CLASS A SHARES

                                                                              YEAR ENDED MARCH 31,
                                                        1997        1996        1995        1994        1993        1992

NET ASSET VALUE BEGINNING OF YEAR..................     $11.15      $10.91      $11.01      $11.42      $10.71      $10.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................       0.59        0.60        0.61        0.62        0.63        0.74
Net realized and unrealized gain (loss) on
 investments and closed futures contracts..........      (0.01)       0.23       (0.09)      (0.30)       0.75        0.46
Total from investment operations...................       0.58        0.83        0.52        0.32        1.38        1.20
LESS DISTRIBUTIONS FROM:
Net investment income..............................      (0.59)      (0.57)      (0.61)      (0.62)      (0.63)      (0.74)
In excess of net investment income.................       0.00       (0.02)      (0.01)      (0.04)      (0.02)       0.00
Net realized gain on investments...................       0.00        0.00        0.00       (0.06)      (0.02)       0.00
In excess of net realized gain on investments......       0.00        0.00        0.00       (0.01)       0.00        0.00
Total distributions................................      (0.59)      (0.59)      (0.62)      (0.73)      (0.67)      (0.74)
NET ASSET VALUE END OF YEAR........................     $11.14      $11.15      $10.91      $11.01      $11.42      $10.71
TOTAL RETURN (C)...................................      5.30%       7.66%       4.91%       2.58%      13.30%      12.07%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................      0.76%(b)    0.76%(b)    0.75%       0.75%       0.68%       0.65%
 Total expenses excluding reimbursement............      0.99%       0.99%       1.05%       1.06%       1.16%       1.68%
 Net investment income.............................      5.26%       5.29%       5.65%       5.27%       5.66%       6.92%
Portfolio turnover rate............................        84%         55%         97%         37%         20%         13%
NET ASSETS END OF YEAR (THOUSANDS).................    $24,535     $28,710     $30,450     $30,560     $35,502     $12,914

                                                       DECEMBER 27,
                                                           1990
                                                     (COMMENCEMENT OF
                                                      OPERATIONS) TO
                                                      MARCH 31, 1991
NET ASSET VALUE BEGINNING OF YEAR..................       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................         0.18
Net realized and unrealized gain (loss) on
 investments and closed futures contracts..........         0.25
Total from investment operations...................         0.43
LESS DISTRIBUTIONS FROM:
Net investment income..............................        (0.18)
In excess of net investment income.................         0.00
Net realized gain on investments...................         0.00
In excess of net realized gain on investments......         0.00
Total distributions................................        (0.18)
NET ASSET VALUE END OF YEAR........................       $10.25
TOTAL RETURN (C)...................................        4.37%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses....................................        0.65%(a)
 Total expenses excluding reimbursement............        3.19%(a)
 Net investment income.............................        6.84%(a)
Portfolio turnover rate............................           8%
NET ASSETS END OF YEAR (THOUSANDS).................       $2,979



(a) Annualized.


(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75% and 0.75% for the years ended March 31, 1997 and 1996, respectively.


(c) Excluding applicable sales charges.


KEYSTONE PENNSYLVANIA TAX FREE FUND -- CLASS B AND C SHARES

                                                      CLASS B SHARES                                     CLASS C SHARES
                                                                         FEBRUARY 1, 1993
                                                                         (DATE OF INITIAL
                                        YEAR ENDED MARCH 31,            PUBLIC OFFERING) TO           YEAR ENDED MARCH 31,
                                 1997      1996      1995      1994       MARCH 31, 1993       1997      1996      1995      1994

NET ASSET VALUE BEGINNING OF
 YEAR.........................   $11.00    $10.81    $10.98    $11.42           $11.20         $11.03    $10.83    $11.00    $11.42
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........     0.49      0.51      0.54      0.56            0.08            0.47      0.51      0.53      0.54
Net realized and unrealized
 gain (loss) on investments
 and closed futures
 contracts....................    (0.01)     0.22     (0.10)    (0.34)           0.24            0.01      0.23     (0.10)    (0.32)
Total from investment
 operations...................     0.48      0.73      0.44      0.22            0.32            0.48      0.74      0.43      0.22
LESS DISTRIBUTIONS FROM:
Net investment income.........    (0.49)    (0.52)    (0.53)    (0.52)          (0.08)          (0.49)    (0.52)    (0.53)   ((0.52)
In excess of net investment
 income.......................     0.00     (0.02)    (0.08)    (0.07)          (0.02)           0.00     (0.02)    (0.07)    (0.05)
Net realized gain on
 investment...................     0.00      0.00      0.00     (0.03)           0.00            0.00      0.00      0.00     (0.03)
In excess of net realized gain
 on investments...............     0.00      0.00      0.00     (0.04)           0.00            0.00      0.00      0.00     (0.04)
Total distributions...........    (0.49)    (0.54)    (0.61)    (0.66)          (0.10)          (0.49)    (0.54)    (0.60)    (0.64)
NET ASSET VALUE END OF YEAR...   $10.99    $11.00    $10.81    $10.98          $11.42          $11.02    $11.03    $10.83    $11.00
TOTAL RETURN (C)..............    4.50%     6.84%     4.15%     1.70%           2.82%           4.49%     6.92%     4.05%     1.78%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...............    1.51%(b)   1.48%(b)   1.50%   1.50%           1.50%(a)        1.51%(b)   1.48%(b)   1.50%   1.50%
 Total expenses excluding
   reimbursement..............    1.74%     1.74%     1.80%     1.81%           1.69%(a)        1.74%     1.74%     1.80%     1.90%
 Net investment income........    4.50%     4.55%     4.89%     4.32%           3.44%(a)        4.52%     4.57%     4.90%     4.33%
Portfolio turnover rate.......      84%       55%       97%       37%             20%             84%       55%       97%       37%
NET ASSETS END OF YEAR
 (THOUSANDS)..................  $37,215   $37,719   $30,657   $21,958         $ 2,543         $ 6,830   $ 9,675   $ 9,559   $ 9,385

                                  CLASS C SHARES
                                 FEBRUARY 1, 1993
                                 (DATE OF INITIAL
                                PUBLIC OFFERING) TO
                                  MARCH 31, 1993
NET ASSET VALUE BEGINNING OF
 YEAR.........................          $11.20
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income.........           0.07
Net realized and unrealized
 gain (loss) on investments
 and closed futures
 contracts....................           0.24
Total from investment
 operations...................           0.31
LESS DISTRIBUTIONS FROM:
Net investment income.........          (0.07)
In excess of net investment
 income.......................          (0.02)
Net realized gain on
 investment...................           0.00
In excess of net realized gain
 on investments...............           0.00
Total distributions...........          (0.09)
NET ASSET VALUE END OF YEAR...         $11.42
TOTAL RETURN (C)..............          2.81%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
 Total expenses...............          1.50%(a)
 Total expenses excluding
   reimbursement..............          1.60%(a)
 Net investment income........          2.50%(a)
Portfolio turnover rate.......            20%
NET ASSETS END OF YEAR
 (THOUSANDS)..................           $952


(a) Annualized.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.50% and 1.47% for the years ended March 31, 1997 and 1996, respectively, for Class B shares and Class C shares.

(c) Excluding applicable sales charges.

                                       13


                            DESCRIPTION OF THE FUNDS



INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES

     Each of the Funds seeks the highest possible current income exempt from federal income taxes, while preserving capital.

     Since each Fund considers preservation of capital as well as the level of tax-exempt income, each Fund may realize less income than a mutual fund willing to expose shareholders' capital to greater risk.


     The investment objectives of each Fund and the requirement that each Fund invest, under ordinary circumstances, at least 80% of its assets in federally tax-exempt municipal obligations that are also exempt from certain taxes in the state for which it is named, as set forth below, are fundamental and may not be changed without the approval of a majority of the affected Fund's outstanding shares as defined in the Investment Company Act of 1940 ("1940 Act"), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority").

     There can be no assurance that a Fund will achieve its investment objectives since there is uncertainty in every investment.


THE FUNDS' PRINCIPAL INVESTMENTS

     Under ordinary circumstances, each Fund invests substantially all and at least 80% of its assets in federally tax-exempt obligations, including municipal bonds, notes and commercial paper obligations that are obligations issued by or on behalf of states, territories and possessions of the United States ("U.S."), the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income taxes, including the alternative minimum tax. Thus, it is possible that up to 20% of a Fund's assets could be in securities subject to the alternative minimum tax and/or in taxable obligations.

     Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds (including municipal lease obligations, resource recovery bonds and zero coupon bonds). Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

CALIFORNIA FUND

     Under ordinary circumstances, the California Fund invests at least 80% of its assets in securities, the interest from which is exempt from federal taxes and California state income taxes. The California Fund invests in debt obligations of the State of California and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

     The California Fund invests only in investment grade municipal obligations -- bonds rated at the date of investment within the four highest grades by Standard & Poor's Ratings Group ("S&P") (AAA, AA, A and BBB), Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa), or Fitch Investors Service, L.P. ("Fitch") (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone. Securities that are in the lowest investment grade (BBB or Baa) may have speculative characteristics.

     As more fully discussed below in the section entitled "Insurance," at least 80% of the municipal securities in the investment portfolio of the California Fund will be insured as to timely payment of both principal and interest. The purpose of insuring these investments is to minimize credit risks associated with defaults in municipal securities owned by the Fund. Such insurance, however, does not insure against market risk and therefore will not guarantee the market value of the securities in the Fund's portfolio upon which the net asset value of the Fund's shares is based.

     For a further discussion of California tax treatment and the factors affecting investment in California municipal obligations, see Appendix A.

FLORIDA FUND

     Under ordinary circumstances, the Florida Fund invests substantially all and at least 80% of its assets in municipal obligations the interest from which is exempt from federal taxes and the Florida intangibles tax.

     For a further discussion of Florida tax treatment and the factors affecting investment in Florida municipal obligations, see Appendix A.

MASSACHUSETTS FUND

     Under ordinary circumstances, the Massachusetts Fund invests substantially all and at least 80% of its assets in securities the interest from which is exempt from federal taxes and Massachusetts state income taxes. The Massachusetts Fund invests in debt obligations of The Commonwealth of Massachusetts and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

     The Massachusetts Fund invests at least 80% of its assets in investment grade municipal obligations -- bonds rated at the date of investment within the four highest grades by S&P (AAA, AA, A and BBB), by Moody's (Aaa, Aa, A and
Baa), by Fitch (AAA, AA, A and BBB), or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone. Securities that are in the lowest investment grade (BBB or Baa) may have speculative characteristics.

     The Fund may seek to maximize return by investing up to 20% of its assets in high yield, high risk municipal bonds in the lower rating categories of the recognized rating agencies or that are unrated. Such high yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. High yield bonds are also commonly known as "junk bonds."

     For a further discussion of Massachusetts tax treatment and the factors affecting investment in Massachusetts municipal obligations, see Appendix A.

MISSOURI FUND

     Under ordinary circumstances, the Missouri Fund invests at least 80% of its assets in securities, the interest from which is exempt from federal taxes, Missouri state income taxes and Missouri personal property taxes. The Missouri Fund invests in debt obligations of the State of Missouri and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

     The Missouri Fund invests at least 80% of its assets in investment grade municipal obligations -- bonds rated at the date of investment within the four highest grades by S&P (AAA, AA, A and BBB), Moody's (Aaa, Aa, A and Baa), or Fitch (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone. Securities that are in the lowest investment grade (BBB or Baa) may have speculative characteristics.

     The Fund may seek to maximize return by investing up to 20% of its assets in high yield, high risk municipal bonds in the lower rating categories of the recognized rating agencies or that are unrated. Such high yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. High yield bonds are also commonly known as "junk bonds."

     For a further discussion of Missouri tax treatment and the factors affecting investment in Missouri municipal obligations, see Appendix A.

NEW JERSEY FUND

     The objective of the New Jersey Fund is to seek a high level of income, exempt from federal and New Jersey personal income taxes. The Fund is available only to investors who reside in New Jersey.

     To attain its objective, the New Jersey Fund invests at least 80% of its net assets in municipal securities issued by the State of New Jersey or its counties, municipalities, authorities or other political subdivisions and municipal securities issued by territories or possessions of the United States, such as Puerto Rico, the interest on which is exempt from federal and New Jersey personal income taxes. The New Jersey Fund normally invests in intermediate and long-term municipal securities. Intermediate-term municipal securities generally mature in three to ten years. Long-term municipal securities generally mature in ten to thirty years.

     The New Jersey Fund will only purchase securities rated within the three highest rating categories by Moody's or by S&P and unrated securities of equivalent quality as determined by the investment adviser pursuant to guidelines established by the Trustees. See the Statement of Additional Information for further information in regard to ratings.

     The New Jersey Fund will seek to invest substantially all of its assets in intermediate and long-term municipal securities. However, under certain circumstances the New Jersey Fund may invest up to 20% of its assets in short-term municipal securities issued outside of New Jersey (the income from which may be subject to New Jersey income taxes) or certain taxable fixed income securities (the income from which may be subject to federal and New Jersey personal income taxes).

NEW YORK FUND

     Under ordinary circumstances, the New York Fund invests substantially all and at least 80% of its assets in securities the interest from which is exempt from federal taxes and New York state income taxes. The New York Fund invests in debt obligations of the State of New York and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

     As more fully discussed below in the section entitled "Insurance," at least 80% of the municipal securities in the investment portfolio of the New York Fund will be insured as to timely payment of both principal and interest. The purpose of insuring these investments is to minimize credit risks associated with defaults in municipal securities owned by the Fund. Such insurance, however, does not insure against market risk and therefore will not guarantee the market value of the securities in the Fund's portfolio upon which the net asset value of the Fund's shares is based.

     For a further discussion of New York tax treatment and the factors affecting investment in New York municipal obligations, see Appendix A.

PENNSYLVANIA FUND

     Under ordinary circumstances, the Pennsylvania Fund invests substantially all and at least 80% of its assets in municipal obligations the interest from which is exempt from federal taxes and Pennsylvania state income taxes. The securities include debt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as Puerto Rico and the Virgin Islands. In addition, the Pennsylvania Fund attempts to invest in municipal obligations exempt from Pennsylvania local income taxes and seeks to hold, on the annual assessment date, municipal obligations exempt from Pennsylvania personal property taxes.

     For a further discussion of Pennsylvania tax treatment and the factors affecting investment in Pennsylvania municipal obligations, see Appendix A.

MUNICIPAL OBLIGATIONS

     Municipal obligations include debt obligations issued by or on behalf of a political subdivision of the U.S. or any agency or instrumentality thereof to obtain funds for various public purposes. In addition, municipal obligations include certain types of industrial development bonds that have been or may be issued by or on behalf of public authorities to finance privately operated facilities. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are payable only from the revenues of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility.


     While each Fund may invest in securities of any maturity, it is currently expected that a Fund will not invest in securities with maturities of more than 30 years or less than 5 years (other than certain money market securities).


OTHER ELIGIBLE INVESTMENTS


     Each Fund may invest up to 20% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in the following types of instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade by S&P), PRIME-1 (the highest grade by Moody's) or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations that have at least $1 billion in assets as of the date of their most recently published financial statements and are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's; (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government; (5) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), is includable in the calculation of the federal alternative minimum tax; and (6) municipal obligations, the income from which is exempt from federal income tax, but not exempt from income tax, personal property tax or intangibles tax in a state for which a Fund is named and where such taxes apply.

     Each Fund may assume a temporary defensive position upon its investment adviser's determination that market conditions so warrant. When a Fund invests for defensive purposes, it seeks to limit the loss of principal and is not pursuing its investment objectives.

     Each Fund may enter into repurchase agreements. The California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds may also enter into reverse repurchase agreements, purchase and sell securities on a when-issued and delayed-delivery basis, write covered call and put options and purchase call and put options, including purchasing call and put options to close out existing positions. Each Fund, except the New Jersey Fund, may also engage in financial futures contracts and related options transactions for hedging purposes, but not for speculation. Each Fund, except the New Jersey Fund, may invest in municipal obligations denominated in foreign currencies. Each Fund may use subsequently developed investment techniques that are related to any of its investment policies. The Funds will supplement their prospectus as appropriate in the event that the employment of such techniques is determined to constitute a material change in investment policy for a Fund. None of the Funds is expected to enter into repurchase agreements in the ordinary course of business.

     In addition to the options and futures mentioned above, each Fund, with the exception of the New Jersey Fund, may, if consistent with its investment objectives, also invest in certain other types of "derivative investments," including structured securities.

     For further information about the types of investments and investment techniques available to the Funds, including the associated risks, see the "Special Risk Considerations" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

INSURANCE

     At least 80% of the municipal securities in the portfolio of the California and New York Funds will consist of obligations that at all times are fully insured as to the payment of all principal and interest when due ("Insured Securities"). Each Insured Security in the portfolio will be covered by either a "New Issue Insurance Policy,"


     "Portfolio Insurance Policy" issued by a qualified municipal bond insurer, or a "Secondary Insurance Policy." The insurance does not insure against market risk and therefore does not guarantee the market value of the securities in each Fund's portfolio. Similarly, because the net asset values of the California and New York Funds' shares are based upon the market value of the securities in the portfolio, such insurance does not cover or guarantee the net asset value of each Fund's shares.

NEW ISSUE INSURANCE POLICIES

     New Issue Insurance Policies are obtained by the respective issuers of municipal securities, and all premiums respecting such securities have been paid in advance by such issuers. Such policies are noncancellable and will continue in force so long as the municipal securities are outstanding and the respective insurers remain in business. Since New Issue Insurance Policies remain in effect as long as the securities are outstanding, the insurance may have an effect on the resale value of the Insured Securities. Therefore, New Issue Insurance Policies may be considered to represent an element of market value with regard to the Insured Securities, but the exact effect, if any, of this insurance on such market value cannot be estimated. The New York Fund will purchase municipal securities subject to New Issue Insurance Policies only if the claims paying ability of the insurer thereof is rated AAA by S&P or Aaa by Moody's.

PORTFOLIO INSURANCE POLICIES

     Portfolio Insurance Policies are obtained by the California and New York Funds from a qualified municipal bond insurer and are effective only so long as a Fund is in existence, the insurer is still in business and meeting its obligations, and the Insured Securities described in the policy are held by each Fund. Premium rates for each issue of securities covered by the policy are fixed for the life of each Fund and are periodically adjusted to reflect purchases and sales of covered securities. The premium on the Portfolio Insurance Policy is an expense of each Fund and will be reflected in its average annual expenses. Premiums are paid from each Fund's assets and reduce the current yield on its portfolio by the amount thereof. The insurer cannot cancel coverage already in force with respect to Insured Securities owned by each Fund and covered by the policy, except for nonpayment of premiums.

SECONDARY INSURANCE POLICIES

     The California and New York Funds may, at any time, purchase Secondary Insurance on any municipal security held by a Fund. Such insurance coverage will be noncancellable and will ordinarily continue in force so long as the securities so insured are outstanding. Secondary Insurance will likely be purchased by a Fund if, in the opinion of Keystone, the market value or net proceeds of the sale of a security by a Fund would exceed the current value of such security (without insurance) plus the cost of such insurance. When a Fund purchases Secondary Insurance, the single premium is added to the cost basis of the security and is not considered an item of expense of the Fund. One of the purposes of such insurance is to enable the securities covered by such insurance to be sold as "AAA" or "Aaa" rated Insured Securities at a market price higher than that which might otherwise be obtainable if the securities were sold without the insurance coverage. Therefore, such insurance may be considered to represent an element of market value of such Insured Securities, although the exact effect, if any, on such market value cannot be estimated. Any difference between the excess of such a security's market value as an AAA or Aaa rated security over its market value without such rating, including the single premium cost thereof, would inure to each Fund in determining the net capital gain or loss realized by the Fund upon the sale of such Insured Security.

INVESTMENT RESTRICTIONS

     Each Fund has adopted the fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of such Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in the statement of additional information. Unless otherwise stated, all references to a Fund's assets are in terms of current market value.

       Each Fund may not:

     (1) borrow money or enter into reverse repurchase agreements, except that each Fund, with the exception of the New Jersey Fund, may enter into reverse repurchase agreements and may borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of a Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of a Fund's net assets, any such borrowings will be repaid before additional investments are made. The New Jersey Fund may borrow from banks up to 10% of the value of its total net assets for temporary or emergency purposes only to meet anticipated redemption requirements; and

     (2) make loans, except that each Fund may purchase or hold debt securities consistent with its investment objectives. The California, Florida, Massachusetts, New York and Pennsylvania Funds may lend portfolio securities valued at not more than 15% of its total assets to broker-dealers while the New Jersey Fund will only lend up to 5% of the value of its assets. All Funds may enter into repurchase agreements.

     The Funds are nondiversified under the 1940 Act. As a result, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. The Funds intend to comply, however, with the Code's diversification requirements and other requirements applicable to a "regulated investment company" (a "RIC") to ensure they will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. For this reason, each Fund has adopted the investment restriction set forth below, which may not be changed without the approval of a majority of its outstanding shares. Specifically, a Fund may not purchase a security if more than 25% of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities) or, with respect to 50% of the Fund's total assets, if more than 5% of such assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities).

     The foregoing is only a summary of the Funds' investment restrictions and policies. See the statement of additional information for details and the full text of the Funds' investment restrictions and related policies.

SPECIAL RISK CONSIDERATIONS

     Like any investment, your investment in a Fund involves an element of risk. Before you invest in a Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses.

     Certain risks related to the Funds are discussed below. To the extent not discussed in this section, specific risks attendant upon individual securities or investment practices are discussed in "Additional Investment Information."

GENERAL

     By itself, a Fund does not constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal or marketability. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for certain retirement plans that are unable to benefit from the Fund's federally tax-exempt dividends. In addition, the Funds may not be appropriate investments for entities that are "substantial users" of facilities financed by industrial development bonds or related persons thereof.

     To the extent that the Funds are not fully diversified, they may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Funds were more broadly diversified.

     Should a Fund need to raise cash to meet a large number of  redemptions  it
might  have  to  sell   portfolio   securities  at  a  time  when  it  would  be
disadvantageous to do so.

     In addition, the market value of the fixed income securities in which a Fund may invest may vary inversely to changes in prevailing interest rates.

MUNICIPAL OBLIGATIONS

     A Fund's ability to achieve its objectives depends partially on the prompt payment by issuers of the interest on and principal of the municipal obligations held by the Fund. A moratorium, default or other nonpayment of interest or principal when due on any municipal obligation could affect the market value and liquidity of that particular security in addition to that of other municipal obligations held by a Fund. In addition, the market for municipal obligations is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

     An action by the U.S. Congress restricting or eliminating the federal income tax exemption for interest on municipal obligations could materially affect the availability of municipal obligations for investment by each Fund and the value of the Fund's securities. In such an event, a Trust would reevaluate its Funds' investment objectives and policies and consider changes in the structure of the Funds or dissolution.


     If and when a Fund invests in municipal lease obligations, the possibility exists that a municipality may not appropriate the funds for lease payments. Each Trust's Board of Trustees will be responsible for determining, on an ongoing basis, the credit quality of such leases, including an assessment of the likelihood of cancellation of any such lease.

NONINVESTMENT GRADE BONDS

     The Massachusetts and Missouri Funds may each invest up to 20% of their assets in high yield, high risk municipal bonds (commonly known as "junk bonds"). The degree to which a Fund will hold such securities will, among other things, depend upon Keystone's economic forecast and its judgment as to the comparative values offered by high yield, high risk bonds and higher quality bonds. Each Fund may invest in high yield, high risk bonds to maximize return over time from a combination of many factors, including high current income and capital appreciation.

     Investing in high yield, high risk involves risks that are greater than the risks of investing in higher quality debt securities. These risks are discussed in greater detail below and include risks from (1) interest rate fluctuation;
(2) changes in credit  status,  including  weaker  overall  credit  condition of issuers and risks of default; (3) industry, market and economic risk; (4) volatility of price resulting from broad and rapid changes in the value of underlying securities; and (5) greater price variability and credit risks of such high yield, high risk securities as zero coupon bonds and payment-in-kind ("PIK") securities.

        Specifically, investors should be aware of the following:

     (1) securities rated BB or lower by S&P or BA or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments;

     (2) the value of high yield, high risk securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;

     (3) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield, high risk securities held by the Fund;

     (4) the secondary market for high yield, high risk securities may be less liquid than the secondary market for higher quality securities, which may affect the value of certain high yield, high risk securities held by the Fund at certain times; and

     (5) high yield, high risk zero coupon securities may be subject to greater changes in value due to market conditions, the absence of a cash interest payment and the tendency of issuers of such securities to have weaker overall credit conditions than other high yield, high risk securities.

     These  risks   generally  make  high  yield,   high  risk  securities  more
appropriate for long-term investment.

     These risks provide the opportunity for maximizing return over time on a portion of the Massachusetts and Missouri Funds' assets, but may result in greater upward and downward movement of the net asset value per share of the Fund. As a result, they should be carefully considered by investors.

     Such high yield, high risk securities are generally rated BB or lower by S&P or BA or lower by Moody's. Each Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. These rating categories are described in the section of this prospectus entitled "Additional Investment Information." The Funds intend to invest in D rated debt only in cases where, in Keystone's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Funds may also invest in unrated securities that, in Keystone's judgment, offer comparable yields and risks to those of securities that are rated as well as non-investment quality zero coupon and PIK securities.

     Since the Funds take an aggressive approach to investing a portion of its assets, Keystone tries to maximize the return by controlling the risk associated with those investments through diversification, credit analyses, review of sector and industry trends, interest rate forecasts and economic analysis. Keystone's analysis of securities focuses on factors such as asset values, earnings prospects and the quality of management of the company. In making investment recommendations, Keystone also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zeros and PIKs, percentage of non-accruing items and yield to maturity.

     Keystone also considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on such ratings because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of municipalities; and (2) there can be large differences among the current financial conditions of issuers within the same rating category.

TAX CONSIDERATIONS

     For a discussion of the tax considerations for each state and special factors, including the risks associated with investing in the municipal securities of a single state, see Appendix A to this prospectus and Appendix A to the statement of additional information.


                            MANAGEMENT OF THE FUNDS


INVESTMENT ADVISERS

     The management of each Fund is supervised by the Trustees of the Trust under which each Fund has been established. Keystone serves as investment adviser to the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds. Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

        CMG serves as investment adviser to the New Jersey Fund.

     First Union is headquartered in Charlotte, North Carolina, and had $143 billion in consolidated assets as of June 30, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG and the other investment advisory affiliates of FUNB manage or otherwise oversee the investment of over $61.9 billion in assets belonging to a wide range of clients, including all the Evergreen Keystone mutual funds. First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking
authorizations,   private  placement,   securities  dealing,   and  underwriting
services.

     Pursuant to separate Investment Advisory and Management Agreements with KSTFF and KSTFF II (the "Advisory Agreements"), Keystone manages the investment and reinvestment of the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds' assets, supervises the operation of the Trusts and each Fund and provides all necessary office space, facilities and equipment.

        Each Fund pays Keystone a fee for its services at the annual rate set forth below:

                                        AGGREGATE
                                  NET ASSET VALUE
MANAGEMENT                          OF THE SHARES
FEE                                   OF THE FUND
0.55% of the first            $ 50,000,000, plus
0.50% of the next             $ 50,000,000, plus
0.45% of the next             $100,000,000, plus
0.40% of the next             $100,000,000, plus
0.35% of the next             $100,000,000, plus
0.30% of the next             $100,000,000, plus
0.25% of amounts over         $500,000,000.


Keystone's fee is computed as of the close of business each business day and payable monthly.

     CMG manages investments and supervises the daily business affairs of the New Jersey Fund and, as compensation therefor, is entitled to receive an annual fee equal to 0.50 of 1% of the average daily net assets up to $500 million, 0.45 of 1% of the next $500 million of assets, 0.40 of 1% of assets in excess of $1 billion but not exceeding $1.5 billion, and 0.35 of 1% of assets in excess of $1.5 billion.

     The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year or period ended March 31, 1997, are set forth in the section entitled "Financial Highlights." Such expenses reflect all voluntary advisory fee waivers and expense reimbursements which may be revised or terminated at any time.

 PORTFOLIO MANAGERS

     George J. Kimball is responsible for the day-to-day management of the California, Florida, Massachusetts, Missouri and New York Funds. Mr. Kimball has been employed by Keystone or one of its affiliates since 1991, and was an Analyst prior to becoming a Vice President and Portfolio Manager. He has more than 10 years of investment experience.

     Betsy A. Hutchings, a Keystone Senior Vice President and group leader of Keystone's Municipal Bond Team, is the portfolio manager of the Pennsylvania
Fund. Ms. Hutchings joined Keystone in 1988, and has more than 15 years of investment experience.

     Jocelyn Turner is a Vice President and a Municipal Bond Portfolio Manager for CMG. She has managed the New Jersey Fund since 1992. Ms. Turner was previously employed as a Vice President, Municipal Bond Portfolio Manager at One Federal Asset Management, Boston, Massachusetts prior to 1992.

ADMINISTRATOR

     EKIS serves as administrator to the New Jersey Fund, subject to the supervision and control of the Trustees of TETFT. EKIS provides facilities, equipment and personnel to the New Jersey Fund and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the aggregate average daily net assets of the mutual funds for which CMG, Evergreen Asset or Keystone serve as investment adviser, calculated in accordance with the following schedule:


                Administration Fee
                0.050% on the first $7 billion
                0.035% on the next $3 billion
                0.030% on the next $5 billion
                0.020% on the next $10 billion
                0.015% on the next $5 billion
                0.010% on assets in excess of $30 billion


SUB-ADMINISTRATOR

     BISYS  Fund   Services   ("BISYS"),   an  affiliate   of  EKD,   serves  as
sub-administrator to the Funds and is entitled to receive a fee calculated on the aggregate average daily net assets of all the mutual funds for which FUNB affiliates serve as investment adviser. The sub-administrator fee is calculated in accordance with the following schedule:


                Sub-Administration Fee
                0.0100% on the first $7 billion
                0.0075% on the next $3 billion
                0.0050% on the next $15 billion
                0.0040% on assets in excess of $25 billion


     The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $29 billion as of March 31, 1997.


DISTRIBUTION PLANS AND AGREEMENTS

     Distribution Plans. Each Fund's Class A, Class B and Class C shares pay for the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percent of each Fund's average daily net assets attributable to the Class, as follows:



Class A shares            0.75%, currently limited to 0.25%
Class B shares            1.00%
Class C shares            1.00%



     Of the amount that each Class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above.



     Distribution Agreements. Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"). Pursuant to the Distribution Agreements, each Fund will compensate EKD for its services as distributor based upon the maximum annual rate as a percent of each Fund's average daily net assets attributable to the Class, as follows:



Class A shares            0.25%
Class B shares            1.00%
Class C shares            1.00%



     EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as principal underwriter of KSTFF and KSTFF II. EKIS may no longer act as principal underwriter of KSTFF and KSTFF II due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of KSTFF and KSTFF II, EKIS may continue to receive compensation from KSTFF, KSTFF II or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD.

     The Distribution Agreements provide that EKD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EKD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Funds' shareholders. FUNB or its affiliates may finance the payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Fund.

     Since EKD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EKD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EKD. Distribution expenses incurred by EKD in one fiscal year that exceed the level of compensation paid to EKD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

     The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.


                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES


     You may purchase shares of each Fund through broker-dealers, banks or other financial intermediaries or directly through EKD. In addition, you may purchase shares of a Fund by mailing to each Trust, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Trust. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

     There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").

     Class A Shares-Front-End Sales Charge Alternative. You may purchase Class A shares of each Fund at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12- month period following the month of purchase. The schedule of charges for Class A shares is as follows:

                             Initial Sales Charge



                                  As a % of the Net        As a % of the         Commission to Dealer/Agent
     Amount of Purchase            Amount Invested        Offering Price          as a % of Offering Price
        Less than $   50,000             4.99%                  4.75%                         4.25%
     $   50,000 - $   99,999             4.71%                  4.50%                         4.25%
       $ 100,000 - $ 249,999             3.90%                  3.75%                         3.25%
       $ 250,000 - $ 499,999             2.56%                  2.50%                         2.00%
       $ 500,000 - $ 999,999             2.04%                  2.00%                         1.75%
                                                                               1.00% of the amount invested up
                                                                                     to $2,999,999;
                                                                               .50% of the amount invested over
  $1,000,000 or more                      None                   None          $2,999,999, up to $4,999,999;
                                                                                                and
                                                                               .25% of the excess over
                                                                                         $4,999,999



     No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) and upon the initial purchase of an Evergreen Keystone Fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

     Class A shares may also be purchased at net asset value by a corporation or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.

     In connection with sales made to plans of the type described in the preceding sentence EKD will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

     When Class A shares are sold, EKD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EKD may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Funds. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Concurrent Purchases, Rights of Accumulation, Letter of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the Application for additional information concerning these reduced sales charges.

     Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC will vary according to the number of years from the month of purchase of Class B shares as set forth below.



                                                                                                                       CDSC
Redemption Timing                                                                                                    Imposed
Month of purchase and the first twelve-month period following the month of purchase...............................    5.00%
Second twelve-month period following the month of purchase........................................................    4.00%
Third twelve-month period following the month of purchase.........................................................    3.00%
Fourth twelve-month period following the month of purchase........................................................    3.00%
Fifth twelve-month period following the month of purchase.........................................................    2.00%
Sixth twelve-month period following the month of purchase.........................................................    1.00%
No CDSC is imposed on amounts redeemed thereafter.


     The CDSC is deducted from the amount of the redemption and is paid to EKD or its predecessor. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

     Class C Shares (California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds Only). Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, each Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by EKD or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

     Contingent Deferred Sales Charge. Shares obtained from dividend or distribution reinvestment are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

     No CDSC is  imposed on a  redemption  of shares of the Fund in the event of
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

     The Funds may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Funds, Keystone, FUNB, Evergreen Asset, EKD and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EKD, and to a bank or trust company acting as a trustee for a single account.

     How the Funds Value their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.

     General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

     In addition to the discount or commission paid to broker-dealers, EKD and EKIS may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen Keystone Funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EKD may also limit the availability of such incentives to certain specified dealers. EKD from time to time sponsors promotions involving First Union Brokerage Services, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EKD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.

     Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.


HOW TO REDEEM SHARES

     You may redeem Fund shares for cash at their net redemption value on any day the Exchange is open, either by writing to each Trust, c/o EKSC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

     Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).

     Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Trust, c/o EKSC, the registrar, transfer agent and dividend-disbursing agent for each Trust. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Trust and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.

     Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSC's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Trust, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Trust at a designated commercial bank.

     In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Trust reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.

     Except as otherwise noted, the Trusts, EKSC and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Trusts, EKSC and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.

     Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

     General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any ninety day period for any one shareholder.

EXCHANGE PRIVILEGE

     How to Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen Keystone Funds through your financial intermediary by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen Keystone fund is subject to the minimum investment and suitability requirements of each Fund.

     Each of the Evergreen Keystone funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

     No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen Keystone funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen or Keystone fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.

     Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

     Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.

 SHAREHOLDER SERVICES

     The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.

     Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.

     Telephone Investment Plan. You may invest not less than $100 or more than $10,000 per investment into an existing account. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

     Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the
Application. Under this Plan, you may receive (or designate a third party to receive) payments in a stated amount of at least $75, or a maximum of 1.0% per month or 3.0% per quarter of the total net asset value of your account when the Plan was established. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable CDSC will be waived with respect to redemptions occurring under a Systematic Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 12% of
(i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of a Fund's shares while participating in a Systematic Withdrawal Plan.

     Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen Keystone funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Evergreen Asset, Keystone or CMG may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen Keystone Funds available to their participants.

     Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

     Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when the Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

     Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone fund. You should designate on the Application
(i) the dollar amount of each monthly or quarterly investment you wish to make and (ii) the Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

     If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.

     Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen Keystone fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone fund. You may select this service on your Application and indicate the Evergreen Keystone fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.

EFFECT OF BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB and CMG, are subject to and in compliance with the aforementioned laws and regulations.

     Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory agreements or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreements, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, new investment advisers. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                                OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES



     Each Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly. Each Fund intends to declare and distribute all net realized long-term capital gains at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Shareholders of a Fund who have not opted to receive cash prior to the payable date for any dividend from net investment income or the record date for any capital gains distribution will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value is used in computing the number of shares in both capital gains and income distribution reinvestments. There is a possibility that shareholders may lose the tax-exempt status on accrued income on municipal bonds if shares of the Funds are redeemed before a dividend has been declared.

     Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge while Class B and, when applicable, Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares and income distributions paid by a Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

     Account statements and/or checks, as appropriate, will be mailed within seven days after the Fund pays a distribution. Unless a Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

     Each of the Funds has qualified and intends to continue to qualify as a RIC under the Code. Each Fund is a separate taxable entity for purposes of Code provisions applicable to RICs. Each of the Funds qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. Each Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

     If a Fund qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

     Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the dividend was declared.

     Each Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

     Any shareholder of a Fund who may be a "substantial user" of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax adviser concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, a Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

     Under particularly unusual circumstances, such as when a Fund is in a prolonged defensive investment position, it is possible that no portion of a Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal income tax. The Trusts do not presently anticipate, however, that such unusual circumstances will occur.

     Since none of a Fund's income will consist of corporate dividends, no distributions will qualify for the 70% corporate dividends received deduction.

     Each Fund intends to distribute its net capital gains as capital gains dividends. Shareholders should treat such dividends as long-term capital gains. Each Fund will designate capital gains distributions as such by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

     The Funds, with the exception of the New Jersey Fund, may acquire options to "put" specified securities to municipal bond dealers or issuers from whom the securities are purchased. It is expected that each Fund will be treated for federal income tax purposes as the owner of the municipal bonds acquired subject to the put. The interest on the municipal bonds will be tax-exempt to the Funds, and the purchase price must be allocated between such securities and the puts based upon their respective fair market values. The Internal Revenue Service has not issued a published ruling on this matter and could reach a different conclusion.

STATE INCOME TAXES

     The exemption of interest on municipal bonds for federal income tax purposes does not necessarily result in exemption under the income, corporate or personal property tax laws of any state or city. Generally, individual shareholders of the Funds receive tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residency. Florida does not currently impose any individual income tax, although it does impose a tax on corporate income. Each Fund will report to shareholders on a state by state basis the sources of its exempt interest dividends. For a further discussion of state tax treatment relating to each Fund, see Appendix A to this prospectus.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Trusts, its Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income or other tax treatment of the Trusts, their Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, shareholders are urged to consult their tax advisers with specific reference to their tax situation.

GENERAL INFORMATION

     Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

     Organization. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

     A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and shareholder service expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.

Registrar, Transfer Agent and Dividend-Disbursing Agent. Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, acts as registrar, transfer agent and dividend-disbursing agent for each of the Funds.

Principal Underwriter. EKD, an affiliate of BISYS Fund Services, is located at 125 W. 55th Street, New York, New York 10019, and is the principal underwriter of the Funds. BISYS Fund Services also acts as sub-administrator to the Funds and provides personnel to serve as officers of the Funds.

Other Classes of Shares. KSTFF currently issues shares of four separate series evidencing interests in different portfolio securities. Each Fund currently issues Class A, Class B and Class C shares. KSTFF II currently issues Class A, Class B and Class C shares of two separate series. TETFT currently issues shares of two series, one of which, the New Jersey Fund, offers Class A, Class B and Class Y shares. Each Trust is authorized to issue additional series or classes of shares.

     Class Y shares are not offered by this prospectus and are only available to
(i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The dividends payable with respect to Class A and Class B shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A and Class B shares and the fact that such expenses are not borne by Class Y shares.

     Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B, Class C and Class Y shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

     Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

     In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone Funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Principal Underwriter may also reprint, and use as advertising and sales literature, articles from EVERGREEN KEYSTONE EVENTS, a quarterly magazine provided to Evergreen Keystone Fund shareholders.

     Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust shall contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

     Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


                       ADDITIONAL INVESTMENT INFORMATION

CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

     A. Municipal Notes. An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

     1. amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and

     2. source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

       Note ratings are as follows:

     1. SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     2. SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

     3. SP-3 -- Speculative capacity to pay principal and interest.

     B. Tax Exempt Demand Bonds. S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     C. Corporate and Municipal Bond Ratings. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

     The ratings are based, in varying degrees, on the following considerations:

     1. likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. nature of and provisions of the obligation; and

     3. protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing creditquality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

       Bond ratings are as follows:

     1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

     A. Municipal Notes. A Moody's rating for municipal short-term obligations will be designated Moody's Investment Grade or ("MIG"). These ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and the short-term cyclical elements are critical in short-term ratings.

     A short-term rating may also be assigned on issues with a demand feature -- variable rate demand obligation ("VRDO"). Such ratings will be designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on the external liquidity.

       The note ratings are as follows:

     1. MIG1/VMIG1 This designation denotes the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     2. MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     3. MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     4.  MIG4/VMIG4  This  designation  denotes  adequate  quality.   Protection
commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     B. Corporate and Municipal Bond Ratings. 1. AAA -- Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     2. AA -- Bonds rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.

     3. A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     4. BAA -- Bonds rated BAA are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through BAA in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CON. ( -- ) -- Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals that begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Those municipal bonds in the AA, A, and BAA groups that Moody's believes possess the strongest investment attributes are designated by the symbols AA 1, A 1, and BAA 1.

FITCH CORPORATE AND MUNICIPAL RATINGS

     A. Municipal Notes. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally three years or less. These include commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

       The note ratings are as follows:

     1. F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     2. F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     3. F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the two higher ratings.

     4. F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     B. Corporate and Municipal Bond Ratings. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     PLUS (+) OR MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

     A CONDITIONAL rating is premised on the successful completion of a project or the occurrence of a specific event.

     Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C1 by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/ or repayment of principal is in arrears. Bonds that are rated CAA by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated CA by Moody's represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated BB, B, CCC, CC, and C by Fitch is regarded as speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C represents the highest degree of speculation. Debt rated DDD, DD, and D are in default on interest and/or principal payments.

DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND
INVESTMENT TECHNIQUES AVAILABLE TO THE FUNDS

     A Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and a Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES

     Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by a Fund permit a Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by a Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the statement of additional information.

REPURCHASE AGREEMENTS

     A Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with appropriate regulatory organizations. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Funds only intend to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Trust's custodian or in the Federal Reserve book entry system. The Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom each Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Under a reverse  repurchase  agreement,  a Fund  (other than the New Jersey
Fund) would sell securities and agree to repurchase them at a mutually agreed upon date and price. Each Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Trust's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. Reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of a Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

"WHEN ISSUED" SECURITIES

     Each Fund (other than the New Jersey Fund) may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in a Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. A Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent each Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

LOANS OF SECURITIES TO BROKER-DEALERS

     Each Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. A Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by each Trust's Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES

     Each Fund (other than the New Jersey Fund) may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

     Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Funds use futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to a Fund's shareholders. Keystone is not an aggressive user of derivatives with respect to the Funds. However, a Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of a Fund's investment objectives and policies.

     Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

     There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the statement of additional information.

     Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

     While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

     * MARKET RISK -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to a Fund's interest.

     * MANAGEMENT RISK -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     * CREDIT RISK -- This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     * LIQUIDITY RISK -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     * LEVERAGE RISK -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     * OTHER RISKS -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS

     Writing Covered Options. A Fund (other than the New Jersey Fund) may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. A Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

     Each Fund may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If a Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, the Funds do not expect that this will occur.

     Each Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     Purchasing Options. Each Fund (other than the New Jersey Fund) may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

     If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying security or dispose of assets held in a segregated account until the options expire or are exercised.

     An option position may be closed out only in a secondary market for an option of the same series. Although a Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

     Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Fund's ability to use such options to achieve its investment objective.

     Options Trading Markets. Options in which each Fund will trade generally are listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to a Fund. In addition to the limits on its use of options discussed herein, each Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

     The staff of the Commission is of the view that the premiums that a Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by a Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restriction relating to illiquid investments.

FUTURES TRANSACTIONS

     Each Fund except the New Jersey Fund may enter into currency and other financial futures contracts and write options on such contracts. Each Fund except the New Jersey Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures on securities or currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

     Each Fund except the New Jersey Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, each Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. Each Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

     Each Fund except the New Jersey Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

     Each Fund except the New Jersey Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

     Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying a Fund's futures position and the securities or currencies held by or to be purchased for a Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

     The Funds do not intend to use futures transactions for speculation or leverage. Each Fund except the New Jersey Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by a Fund. The Funds will not change these policies without supplementing the information in the Fund's prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS

     As discussed above, the California, Massachusetts, Missouri, New York and Pennsylvania Funds may invest in securities denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

     As one way of managing exchange rate risk, in addition to entering into currency futures contracts, a Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver or receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Each Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

     Structured Securities. Structured securities generally represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

                                                                     APPENDIX A


                   KEYSTONE CALIFORNIA INSURED TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT



     Dividends paid by the California Fund that are derived from interest on debt obligations that is exempt from California personal income tax will not be subject to California personal income tax when received by the California Fund's shareholders assuming that the California Fund qualifies as a RIC for federal income tax purposes. The pass through of exempt-interest dividends is allowed only if the California Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. Distributions to individual shareholders derived from interest on state or municipal obligations issued by governmental authorities in states other than California, short term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's long term capital gains distributed to shareholders will be taxed as long term capital gains to individual shareholders of the California Fund for purposes of California personal income taxation. Present
California law taxes both long term and short term capital gains at the rates applicable to ordinary income. Generally, for corporate taxpayers subject to the California franchise tax, all distributions will be fully taxable.

RISKS FACTORS AFFECTING CALIFORNIA

     Through popular initiative and legislative activity, the ability of the State and its local governments to raise money through property taxes and other taxes, fees or charges and to increase spending has been the subject of considerable debate and change in recent years. Various state Constitutional amendments, for example, have been adopted that have the effect of limiting increases in property taxes and other taxes, fees or charges and spending, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. To date, these developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. Because of the uncertain impact of the aforementioned efforts and legislation, the possible inconsistencies in the terms of existing statutes, and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to predict the results of such legislation and policies on the long term ability of State and municipal issuers to pay principal and interest on their obligations.

     California's economy is large and diverse, accounting for over 12% of national personal income. Growth was rapid in the 1980s and is expected to continue, although more moderately. California's economy is one of the largest in the world and the State ranks number one among the fifty states in manufacturing, foreign trade, agriculture, construction and tourism. Through the 1980s, the rate of state population growth was more than twice that for the nation, but it has slowed since 1990.

     California suffered a severe economic recession between 1990-1993, largely as a result of deep federal defense budget cuts, which resulted in broad-based revenue shortfalls for the State and many local governments. Southern California was particularly hard-hit. California's fiscal condition has improved as its economy has been in a sustained recovery since 1994, which is expected to continue. During the recession, the State substantially reduced local assistance, and further reductions could adversely affect the financial condition of cities, counties and other government agencies facing constraints in their own revenue collections.


                         KEYSTONE FLORIDA TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT

     Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. Shares of the Florida Fund may, however, be subject to Florida intangible personal property tax imposed on certain property held on January 1 of each year. Corporate shareholders, depending on the domicile of the corporation, may be subject to Florida corporate income taxes depending on the portion of the Florida Fund's income that is allocable to Florida under applicable Florida law.

     According to a technical assistance advisement from the State of Florida, Department of Revenue, shares of the Florida Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as its portfolio assets consist 100% of securities that are exempt from the intangible personal property tax, including Florida municipal bonds and/or municipal bonds issued by the U.S. Government or the governments of Puerto Rico or Guam. The technical assistance advisement will not be binding on the Department of Revenue for any shareholder of the Fund; however, such advisements are considered helpful in understanding the Department's position on any particular tax issue.

SPECIAL FACTORS AFFECTING THE FLORIDA FUND

     Under current law, the State of Florida is required to maintain a balanced budget so that current expenses are met from current revenues. Florida does not currently impose a tax on personal income. It does impose a tax on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on certain intangible property (see above) as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State.

     Florida's Constitution permits the issuance of state or municipal obligations pledging the full faith and credit of the State, with a concurring vote by the respective electors, to finance or refinance capital projects authorized by the Legislature. The State Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on state bonds pledging the full faith and credit of the State as they become due. All State tax revenues, other than trust funds dedicated by the State Constitution for other purposes, are available for such an appropriation, if required.

     On the other hand, municipalities and other political subdivisions of the State principally rely on a combination of ad valorem taxes on real property, user fees and occupational license fees to meet their day-to-day expenses including the repayment of principal of, and interest on, their obligations backed by their full faith and credit. (Revenue bonds, of course, are dependent on the revenue generated by a specific facility or enterprise.)

     Florida has experienced substantial population increases as a result of migration to Florida from other areas of the U.S. and from foreign countries. This population growth is expected to continue, and it is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State.

     Florida's ability to meet increasing expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has experienced significant increases in the technology-based and other light industries and in the service sector. This growth has diversified the State's overall economy, which at one time was dominated by the citrus and tourism industries. The State's economic and business growth could be restricted, however, by the natural limitations on Florida's water supplies.

                                      A-2

                      KEYSTONE MASSACHUSETTS TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT

     Under Massachusetts law, individual shareholders of the Massachusetts Fund who are subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on dividends paid by the Massachusetts Fund to the extent such dividends are exempt from federal income tax and are derived from interest payments on Massachusetts municipal securities. Long term capital gains distributions are taxable as long term capital gains, except that such distributions derived from the sale of certain Massachusetts obligations are exempt from Massachusetts personal income tax. These obligations, which are few in number, are those issued pursuant to legislation that specifically exempts gain on their sale from Massachusetts income taxation. Dividends and other distributions are not exempt from Massachusetts corporate excise tax.

SPECIAL FACTORS AFFECTING THE MASSACHUSETTS FUND

     Because it invests primarily in Massachusetts municipal securities, the Massachusetts Fund may be affected by any political, economic, regulatory, legal or other developments that constrain the taxing, spending, and revenue collection authority of issuers of Massachusetts municipal securities or otherwise affect the ability of such issuers to pay interest or repay principal or any premium. Several statutes limit the taxing authority of certain Massachusetts governmental entities and may impair the ability of some issuers of Massachusetts municipal securities to maintain debt service on their obligations. Any significant imbalance in revenues and expenditures is likely to affect the bond ratings and credit standing of the public authorities and municipalities within Massachusetts as well as of The Commonwealth itself.

     The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced in the past, and may experience in the future, financial difficulties that may adversely affect their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the municipal securities held by the Massachusetts Fund. The information summarized below describes some of the more significant factors that could affect the Massachusetts Fund or the ability of the obligors to pay debt service on certain of the securities. The sources of such information are the official statements of issuers located in The Commonwealth of Massachusetts as well as other publicly available documents, and statements of public officials. The Massachusetts Fund is presently not aware of facts which would render such information inaccurate.

     The Massachusetts economy shifted from labor intensive manufacturing to services, especially in the health services areas. Although The Commonwealth experienced an economic slowdown during the recession of 1990 to 1991, indicators such as retail sales, housing permits, construction and employment levels suggest a strong and continued economic recovery. While total employment declined 10.7% between 1988 and 1992, especially in construction, manufacturing and trade, employment rose by 1.6% and by 2.2% in 1993 and 1994 respectively, when employment levels increased in all sectors except manufacturing. Total employment increased by 2.4% in 1995, and by 1.3% from November 1995 to November 1996. Although job losses continued in manufacturing and finance during 1995, strong gains were registered in services and construction. The November 1996 unemployment rate was 3.9% compared to 5.4% for the nation. In addition, per capita personal income averaged 118% of the national average in 1995.

     The Commonwealth's budgeted expenditures for fiscal 1992 were approximately $13.416 billion, while budgeted revenues and other sources for that year were approximately $13.728 billion, including tax revenues of approximately $9.484 billion. Budgeted expenditures in fiscal 1992 were approximately $300 million higher than July 1991 estimates of budgeted expenditures. The budgeted operating funds ended fiscal 1992 with a combined balance of $549.4 million.

     Budgeted revenues and other sources in fiscal 1993 were approximately $14.710 billion, including tax revenues of approximately $9.930 billion. Budgeted expenditures and other uses in fiscal 1993 were approximately $14.696 billion. Furthermore, total revenues and other sources for fiscal 1993 increased approximately 6.9% from fiscal 1992, while tax revenues increased by 4.7% for the same period. Budgeted expenditures and other uses in


                                      A-3


fiscal 1993 were approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than estimated in July 1992. Fiscal 1993 ended with positive fund balances of $562.5 million, including a combined balance of $452.1 million in the stabilization and undesignated general funds.

     In June 1993, new comprehensive education reform legislation was enacted. This legislation required annual increases in expenditures for education purposes above fiscal 1993 base spending of $1.289 billion, estimated at approximately $175 million in fiscal 1994, $396 million in fiscal 1995, $629 million in fiscal 1996, and $881 million in fiscal 1997, with additional annual increases anticipated in later years. The fiscal 1994, 1995, 1996 and 1997 budgets have fully funded the requirements imposed by this legislation.

     The  fiscal  1994  budget  provided  for  expenditures  and  other  uses of approximately $15.523 billion, an increase of 5.6% over fiscal 1993 levels. Budgeted revenues and other sources for fiscal 1994 were approximately $15.55 billion. This amount included tax revenues of approximately $10.607 billion, which is 6.8% higher than fiscal 1993 tax revenues. 1994 tax revenues were approximately $87 million below the Department of Revenue's estimate of $10.694 billion. Total revenues and other sources were approximately 5.7% higher than fiscal 1993 levels. Fiscal 1994 ended with a combined balance of approximately $589.3 million in the budgeted operating funds.

     Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million or 5.4%, above the fiscal 1994 budgeted revenues of $15.55 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with a combined fund balance of $726 million. As calculated by the Comptroller, the amount of surplus funds (as so defined) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal 1996. Of the balance, approximately $27.9 million was deposited in the Stabilization Fund, and approximately $11.1 million was deposited in the Cost Relief Fund.

     Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.328 billion, including tax revenues of approximately $12.049 billion. From fiscal 1995 to fiscal 1996, budgeted revenues and other sources increased by approximately 5.7%, while tax revenues increased by approximately 7.9% for the same period. The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors which may not recur in fiscal 1997 and which have been incorporated into the Department's forecast for fiscal 1997 tax revenues. Such factors include the rise in the stock and bond markets in calendar 1995, which may have created unusually large capital gains and corresponding increases in personal income tax payments in fiscal 1996. Budgeted expenditures and other uses in fiscal 1996 were approximately $16.881 billion, an increase of approximately $630.6 million, or 3.9%, over fiscal 1995 budgeted expenditures and other uses of $16.251 billion. The Commonwealth ended the 1996 fiscal year with a combined balance of approximately $1.172 billion in the budgeted operating funds.

     Approximately $177.4 million was transferred to the Stabilization Fund at the end of fiscal 1996, bringing that Fund balance to approximately $625.0 million, which exceeded the amount of $543.3 million that can remain in the Stabilization Fund by law. Under state law, year-end surplus amounts in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes. Of the $177.4 million transferred to the Stabilization Fund in fiscal 1996, $81.7 million was subsequently transferred to the Tax Reduction Fund and the 1996 balance in the Tax Reduction Fund, as calculated by the Comptroller, was approximately $231.7 million. Pursuant to fiscal 1996 supplemental appropriations legislation signed by the Governor on July 30, 1996, approximately $150 million was appropriated from the Tax
Reduction Fund for personal income tax reductions in fiscal 1997, to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year. On September 15, 1996 the Governor filed legislation proposing to use the full amount in the Tax Reduction Fund to increase the personal income tax exemption for the 1996 tax year, but this legislation was not enacted in the 1996 legislative session.


                                      A-4


     The final fiscal 1996 appropriation bills approved by the Governor on July 30, 1996 and August 10, 1996 contained approximately $246.9 million in fiscal 1996 appropriations, $38.2 million in fiscal 1997 appropriations and $221.7 million in fiscal 1996 appropriations continued for use in fiscal 1997. Amounts carried forward from fiscal 1995 and deposited in the Cost Relief Fund were appropriated in these bills for further subsidies to local government units.

     The fiscal 1997 budget, as signed into law by the Governor on June 30, 1996, provides for estimated expenditures and other uses of approximately $17.704 billion, an $823 million, or 4.9%, increase over fiscal 1996 spending. The fiscal 1997 budget includes a spending increase of approximately $254 million to continue funding the comprehensive educational reform legislation enacted in 1993. Budgeted revenues and other sources to be collected in fiscal 1997 are estimated to be approximately $17.394 billion. This amount includes a revised estimate of fiscal 1997 tax revenues of $12.307 billion, which is approximately $257 million, or 2.1%, higher than fiscal 1996 tax revenues, and is $184 million higher than the October 1996 estimate of $12.123 billion. The combined ending fund balances for fiscal year 1997 are estimated at approximately $863 million, which is $309 million below the fiscal 1996 year-end fund balance. Approximately $255 million of the $309 million is attributable to non-recurring factors, the largest of which is the $150 million personal income tax reduction.

     On January 23, 1997, the Governor filed legislation to appropriate the remaining balance of approximately $85 million in the Tax Reduction Fund for an additional temporary personal exemption increase during the 1997 taxable year. As a result, the $85 million in tax cuts initially proposed by the Governor for fiscal 1997 are now estimated to occur in fiscal 1998. Based on preliminary figures, through February 1997, fiscal 1997 tax revenue collections have totaled approximately $7.903 billion, approximately $602 million, or 8.3%, greater than tax revenue collections for the same period in fiscal 1996. Tax revenue collections to date are approximately $227 million above the mid-point of the benchmark range set by the Department of Revenue based on the current fiscal 1997 tax collection estimate of $12.307 billion, and are approximately $155 million above the top of such benchmark range.

     The Governor's fiscal 1998 budget recommendation, which was submitted to the Legislature on January 22, 1997, calls for budgeted expenditures of approximately $18.15 billion or total spending of $18.224 billion, which represents a $520 million, or 2.9%, increase over estimated fiscal 1997 expenditures and other uses of $17.704 billion. Budgeted revenues for fiscal 1998 are estimated at $17.998 billion or total revenues of $18.072 billion, which is a $219 million, or 1.2%, increase over the $17.853 total revenues and other sources forecast for fiscal 1997. The budget recommendation is based on a tax revenue estimate of $12.667 billion, a 2.9% increase over fiscal 1997 projected tax revenues of $12.307 billion. The fiscal 1998 tax revenue estimate incorporates $82 million in personal and business tax cuts proposed by the Governor and includes an $85 million income tax reduction for the taxable year 1997, the second consecutive tax cut of this kind. The Governor's proposal projects a fiscal 1998 ending balance of approximately $711 million, including a Stabilization Fund balance of $585.8 billion, assuming passage of legislation filed on January 23, 1997 which would increase the statutory cap on the Stabilization Fund from 5% of tax revenues (less debt service) to 5% of total budgeted revenues. The budget proposal also recommends an increase of $259 million in local education aid to fund the 1993 education reform legislation.

     The Governor has begun to phase in a plan to provide permanent passenger vehicle registration and lifetime operating licenses. These proposals are not estimated to affect revenues until fiscal 1998, when the elimination of vehicle registration fees is estimated to reduce state revenues by approximately $13.75 million, and by approximately $55 million in fiscal 1999. Lifetime operating licenses are estimated to reduce revenues by approximately $5 million in fiscal 2001 and by $31 million in fiscal 2002.

     On November 28, 1995, the Governor approved a modified version of the legislation he had filed in September to establish a "single sales factor" apportionment formula for the business corporations tax. As finally enacted, the legislation applies the new formula, effective January 1, 1996, to certain federal defense contractors and phases the new formula in over five years to manufacturing firms generally. The Department of Revenue estimates that the new law reduced revenues by $44 million in fiscal 1996 and will reduce revenues by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million. On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. The legislation changes the computation of the sales factor effective January 1, 1997 and


                                      A-5



adopts the "single sales factor" formula effective July 1, 1997 with respect to these companies. It also requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain exceptions. The Department of Revenue estimates that the changes will reduce revenues by $10 million in fiscal 1997 and by approximately $39 million to $53 million per year beginning in fiscal 1998.

     On January 7, 1997 the Governor filed legislation to abolish county government on July 1, 1998. Most county functions and properties, including jails, houses of correction and courts, would be transferred to the Commonwealth, and all liabilities, debts, leases and contracts of any county would become obligations of the Commonwealth. Under legislation enacted in 1996, Franklin County government will terminate on July 1, 1997 in favor of a regional council of governments. On December 13, 1996 Middlesex County defaulted on a required payment of revenue anticipation notes. The legislature is currently considering legislation that would abolish Middlesex County government on final approval of the legislation and transfer its functions to the Commonwealth. The county's debts and liabilities would be assumed by the Commonwealth.

     The Commonwealth is evaluating the impact upon the Commonwealth of federal welfare reform legislation enacted on August 22, 1996. Current estimates indicate no fiscal 1997 spending impact associated with the federal legislation and an increase of approximately $86 million in federal revenues for the Commonwealth in fiscal 1997.

     In November 1980, voters in The Commonwealth approved a state-wide limitation initiative petition, commonly known as Proposition 2 1/2, to constrain the levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991 and decreased thereafter. In fiscal 1992, 65 communities had successful votes, adding $31.0 million to their levy limits. During fiscal year 1993, 59 communities had successful votes totalling $16.3 million and in fiscal 1994, 48 communities had successful override referenda which added $8.4 million to their levy limits. In fiscal 1995, 32 communities added $8.8 million, and in fiscal 1996, 30 communities added $5.8 million to their levy limits. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.


                                      A-6



                             KEYSTONE MISSOURI FUND



DESCRIPTION OF STATE AND LOCAL TAX TREATMENT

     Dividends paid by the Missouri Fund that qualify as tax exempt dividends under Section 852(b)(5) of the Code will be exempt from Missouri income tax to the extent that such dividends are derived from interest on obligations issued by the State of Missouri or any of its political subdivisions, or interest on obligations of the U.S. and its territories and possessions to the extent exempt from Missouri income taxes under the laws of the U.S.

     Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852(b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the U.S. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

     Dividends and distributions derived from the Missouri Fund's other investment income and its capital gains, to the extent includable in federal adjusted gross income, will be subject to Missouri income tax. Dividends and distributions paid by the Missouri Fund, including dividends that are exempt from Missouri income tax as described above, may be subject to state taxes in states other than Missouri or to local taxes. Shares in the Missouri Fund are not subject to Missouri personal property taxes.


SPECIAL FACTORS AFFECTING MISSOURI


     Missouri's economic base is diversified and includes agriculture, commerce, manufacturing, services, trade and mining. The State's proximity to the geographical and population centers of the nation makes the State an attractive location for business and industry. The State has experienced a significant increase in tourism.

     In recent years, Missouri's wealth indicators have grown at a rate below the 1980s. The State's per capita personal income has been growing at a somewhat slower rate than the nation as a whole. Missouri's unemployment levels have equaled or exceeded the national average in recent years. Defense contracts are important to the State's economy and adverse changes in military appropriations could contribute to the continuation of this pattern.

     The State operates from a General Revenue Fund. The General Fund includes funds received from tax revenues and federal grants. The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of federal grants previously provided to the State will continue.


                                      A-7


                   EVERGREEN NEW JERSEY TAX FREE INCOME FUND

STATE TAX TREATMENT


     For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from
(i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of New Jersey or (ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the United States. Any gains realized on the sale or redemption of shares held in a qualified investment fund are also exempt from the New Jersey Gross Income Tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares of the Fund.

ECONOMIC FACTORS

     The New Jersey Fund consists of a portfolio of New Jersey bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the New Jersey bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

     New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among the states in per capita personal income ($27,742).

     The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

     The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.5% in March 1997, which is higher than the national average of 5.2% in March 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

     DEBT SERVICE. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments,  if any,  required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness is $466.3 million for Fiscal Year 1996.

     NEW JERSEY'S BUDGET AND APPROPRIATION SYSTEM. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of Fiscal Year 1990, there was a surplus in the general fund of $1 million. At the end of Fiscal Year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed is Fiscal Year 1992 with a surplus of $760.8 million, Fiscal Year 1993 with a surplus of $937.4 million, Fiscal Year 1994 with a surplus of $926.0 million, and Fiscal Year 1995 with a surplus of $569.2 million. It is estimated that New Jersey closed its Fiscal Year 1996 with a surplus of $607.0 million and Fiscal Year 1997 is estimated to close with a surplus of $275.7 million.

     In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

     The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

     The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previously range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with income of more than $35,000.

     The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

     Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995, further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% within three years for most taxpayers.

     On June 30, 1995, Governor Whitman signed the New Jersey Legislature's $16.0 billion budget for Fiscal Year 1996. The balanced budget, which includes $541 million in surplus, is $300 million more than the 1995 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.


                                      A-9


FISCAL YEAR 1996 AND 1997 REVENUE ESTIMATES



     SALES AND USE TAX. The revised estimate as shown in the Governor's Fiscal year 1997 Budget Message forecasts Sales and Use tax collections for Fiscal Year 1996 as $4,310.0 million, a 4.3% increase from the Fiscal Year 1995 revenue. The Fiscal Year 1997 estimate of $4,403.0 million, is a 2.2% increase from the Fiscal Year 1996 estimate.

     GROSS INCOME TAX. The revised estimate as shown in the Governor's Fiscal year 1997 Budget Message forecasts Gross Income Tax collections for Fiscal Year 1996 of $4,547.0 million, a 0.2% increase from Fiscal Year 1995 revenue. Included in the Fiscal Year 1995 revenue is a 5% reduction of personal income tax rates effective January 1, 1994 and a further 10% reduction of personal income tax rates effective January 1, 1995 (on joint incomes under $80 thousand). The estimate for Fiscal Year 1997 as shown in the Governor's Fiscal Year 1997 Budget Message of $4,610.0 million, is a 1.4% increase from the Fiscal Year 1996 estimate. Included in the Fiscal Year 1996 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80 thousand).

     CORPORATE BUSINESS TAX. The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Corporation Business Tax collection for Fiscal Year 1996 as $1,198.0 million, a 10.4% increase from Fiscal Year 1995 revenue. Included in the Corporation Business Tax forecast in a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income. The Fiscal Year 1997 forecast as shown in the Governor's Fiscal Year 1997 Budget Message of $1,210.0 million, is a 1.0% increase from the Fiscal Year 1996 estimate.

     TAX AMNESTY PROGRAM. The Fiscal Year 1996 revised estimates include an estimate for a Tax Amnesty program, which has been enacted. It is estimated that a 90-day tax amnesty will yield $70.0 million.

     GENERAL CONSIDERATIONS. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

     LITIGATION. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal Laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of Medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.


                                      A-10



     The New Jersey State Supreme Court on May 14, 1997 struck down Governor Whitman's school funding plan as unconstitutional. The Court ruled that school spending in the poorest economic districts should equal the average spent per pupil in the wealthiest economic districts, and ordered that such spending be equalized by September, 1997. At this time, the effects of the Court's ruling are unknown.

     At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

     DEBT RATINGS. For many years prior to 1991, both Moody's Investors Service, Inc. and Standard and Poor's Corporation had rated New Jersey general obligation bonds "Aaa" and "AAA," respectively. On July 3, 1991, however, S&P Ratings Group downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, S&P placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year began on July 1, 1992. S&P suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, S&P reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. S&P was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a slim $26 million surplus and remained concerned about whether the sagging State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, S&P announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. S&P reaffirmed its "AA+" rating at the same time.

     On August 24, 1992, Moody's downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.


                                      A-11



                        KEYSTONE NEW YORK TAX FREE FUND


DESCRIPTION OF STATE AND LOCAL TAX TREATMENT

     Individual shareholders of the New York Fund who are subject to New York State and New York City personal income tax will not be subject to New York State or City personal income tax on dividends paid by the New York Fund to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions that is exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt.

     For New York State and City personal income tax purposes, long term capital gain distributions are taxable as long term capital gains regardless of the length of time shareholders have owned their shares. Short term capital gains and any other taxable distribution of income are taxable as ordinary income.

     To the extent that investors are obligated to pay state or local taxes outside of the State of New York, dividends earned by an investment in the New York Fund may represent taxable income. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City.


SPECIAL FACTORS AFFECTING THE NEW YORK INSURED FUND


     As described in the prospectus, the New York Fund will generally invest in New York municipal obligations. The New York Insured Fund is therefore susceptible to political, economic, or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York by its various public bodies, and by other entities located within the State, including the City of New York, in connection with the issuance of their respective securities.

     New York State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significate changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City has also had to face great competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

     The State has the second highest combined state and local tax burden in the United States. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                                      A-12

     In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combines significant tax and program reductions, which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

     The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 Fiscal Year. As of May 22, 1996, the State's budget for the 1996-97 Fiscal Year was not yet enacted by the State Legislature.

     The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to their funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability.

     On May 15, 1996, it was announced that the State owed local governments approximately $430 million for services provided to handicapped children in 1994 and earlier. Funds to cover such payments were not included in the 1996-97 Financial Plan.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. For example, various proposals relating to Federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections of this time.

     The fiscal health of the State is closely related to the fiscal health of its localities, particularly New York City, which has required and continues to require significant financial assistance from the State.

     New York City depends on State Aid both to enable it to balance its budget and to meet its cash requirements. New York City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAP Standards.

     During the 1990 and 1991 fiscal years, New York City experienced significant shortfalls in almost all of its major tax sources and increases in social service costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets n accordance with its financial plan.

     New York State's authorities are generally responsible for financing, constructing and operating revenue-producing public benefit facilities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which applies to the State itself and may issue bonds and notes within the amounts permitted by, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related.

                                      A-13

     As of September 30, 1994, the date of the latest data available, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt including refunding bonds, of the these 18 public authorities was $70.3 billion.

     As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

     Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for state local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under those arrangements if local assistance payments are so diverted, the affected localities could seek additional state assistance. Some authorities also received monies from state appropriations to pay for the operating costs of certain programs.

     Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance during the State's 1995-1996 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State receipts and disbursements in the State's 1995-1996 fiscal year.

     Certain litigation pending against the State by its officers or employees could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. The State believes that the 1995-1996 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-1996 State Financial Plan reserves for the payment of judgments and, thereby, affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan.

     An expanded discussion is contained in the statement of additional information.

                                      A-14


                      KEYSTONE PENNSYLVANIA TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT

     Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the
Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Pennsylvania Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania Obligations"); and (2) obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the U.S., the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.

     Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Pennsylvania Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.

     Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Pennsylvania Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.

SPECIAL FACTORS AFFECTING THE PENNSYLVANIA FUND

     Historically, Pennsylvania is among the leading states in manufacturing and mining, and its steel and coal industries have been of national importance.
However, due in part to the decline in the steel and coal industries, Pennsylvania's economy has become more diversified, with major new sources of growth in the service and trade sectors. The Commonwealth's unemployment rate is below the national average, and its per capita income is slightly above the national average. The Commonwealth's General Fund, through which taxes are received and debt service is made, had unappropriated balance surpluses for the years ended June 30, 1995 and June 30, 1996.

     The Pennsylvania Fund's yield and share price stability are tied in part to conditions within the Commonwealth. Changes in economic conditions in or governmental policies of the Commonwealth could have a significant impact on the performance of Pennsylvania Obligations held by the Pennsylvania Fund. For example, the Commonwealth's continued dependence on manufacturing, mining and steel has made the Commonwealth vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. Growth in the service and trade sectors, however, has helped diversify the Commonwealth's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within the Commonwealth, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the Pennsylvania Fund. Also, the Pennsylvania Fund will invest in obligations that are secured by obligors other than the Commonwealth or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds). The creditworthiness of these obligors may be wholly or partly independent of the creditworthiness of the Commonwealth or its municipal authorities. The Trustees of the Pennsylvania Fund have the power, however, to eliminate unsafe investments.

     An expanded discussion is contained in the statement of additional information.

                                      A-15


                                                                     APPENDIX B


                             REDUCED SALES CHARGES


     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Evergreen Keystone funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES

     For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION

     In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Evergreen Keystone funds.

     For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. EKSC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT

     A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

     After the Letter of Intent is received by EKSC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if

                                      B-1


     purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

     If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by EKSC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

     When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to EKD any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by EKD or his dealer pay such difference in sales charge, EKSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by EKSC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

     By signing the application, the Purchaser irrevocably constitutes and appoints EKSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.


     The Purchaser or his dealer must inform EKD or EKSC that a Letter of Intent is in effect each time a purchase is made.


                                      B-2



  INVESTMENT ADVISERS
  Capital Management Group of First Union National Bank, 210 South College Street, Charlotte, North Carolina, 28228

  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034

  CUSTODIAN
  State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

  TRANSFER AGENT
  Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 125 West 55th Street, New York, New York 10019


  49538                                                              536115REV02

   PROSPECTUS                                              September 18, 1997

   EVERGREEN(SM) KEYSTONE STATE TAX FREE FUNDS

   KEYSTONE PENNSYLVANIA TAX FREE FUND
   CLASS Y SHARES


     The  Keystone  Pennsylvania  Tax Free Fund (the  "Fund")  seeks the highest possible current income exempt from federal income taxes, while preserving capital. In addition, the Fund also seeks to provide a maximum level of income to its shareholders that is exempt from the personal income taxes of Pennsylvania by investing principally in municipal obligations exempt from federal income tax and municipal obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities. This Prospectus provides information regarding the Class Y shares offered by the Fund. The Fund is a series of Keystone State Tax Free Fund (the "Trust"), an open-end, nondiversified, management investment company. This Prospectus sets forth concise information about the Fund that a prospective investor should know before investing. The address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116.


     A Statement of Additional Information for the Fund and certain other funds in the Evergreen Keystone Funds dated July 21, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Fund at (800) 343-2898. There can be no assurance that the investment objective of the Fund will be achieved. Investors are advised to read this Prospectus carefully.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
   EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

EXPENSE INFORMATION                                        3
DESCRIPTION OF THE FUND
         Investment Objective and Policies                 4
         Investment Restrictions                           5
MANAGEMENT OF THE FUND
         Investment Adviser                                8
         Portfolio Manager                                 9
         Sub-Administrator                                 9
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 9
         How to Redeem Shares                             10
         Exchange Privilege                               11
         Shareholder Services                             12
         Effect of Banking Laws                           12
OTHER INFORMATION
         Dividends, Distributions and Taxes               13
         General Information                              14
ADDITIONAL INVESTMENT INFORMATION                          i
APPENDIX A                                               A-1

                              EXPENSE INFORMATION

     The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y shares of the Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None


     The following table shows for the Fund the annual operating expenses (as a percentage of average net assets) attributable to Class Y shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.


KEYSTONE PENNSYLVANIA TAX FREE FUND


                            ANNUAL OPERATING                               EXAMPLE
                               EXPENSES+                                   Class Y
Management Fees                   0.48%        After 1 Year                  $ 6
12b-1 Fees                         None        After 3 Years                 $19
Other Expenses                    0.10%        After 5 Years                 $32
Total                             0.58%        After 10 Years                $73




     + The estimated annual operating expenses and examples reflect fee waivers and reimbursements for the Fund's Class Y shares for the fiscal year ending March 31, 1998. Actual expenses for Class Y shares of the Fund for the same period are estimated to be 0.63%. Total Fund Operating Expenses include indirectly paid expenses.


     From time to time, the Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Fund for certain expenses in order to reduce expense ratios. The Fund's investment adviser may cease these waivers and reimbursements at any time.


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in Class Y shares of the Fund will bear directly or indirectly. The amounts set forth both in the table and in the examples are estimated amounts for the Fund's fiscal year ending March 31, 1998. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Fund see "Management of the Fund".

                            DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE AND POLICIES


     The Fund seeks the highest possible current income exempt from federal income taxes, while preserving capital.


     Since the Fund considers preservation of capital as well as the level of tax-exempt income, the Fund may realize less income than a mutual fund willing to expose shareholders' capital to greater risk.


     The investment objective of the Fund and the requirement that the Fund invest, under ordinary circumstances, at least 80% of its assets in federally tax-exempt municipal obligations that are also exempt from certain taxes in Pennsylvania, are fundamental and may not be changed without the approval of a majority of the Fund's outstanding shares as defined in the Investment Company Act of 1940 ("1940 Act"), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority").


     There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.


     The Fund also seeks the highest possible current income exempt from Pennsylvania state and local taxes while preserving capital. The Fund also seeks to hold securities exempt from Pennsylvania personal property tax.


     Under ordinary circumstances, the Fund invests substantially all and at least 80% of its assets in federally tax-exempt obligations, including municipal bonds, notes and commercial paper obligations that are obligations issued by or on behalf of states, territories and possessions of the United States ("U.S."), the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income taxes, including the alternative minimum tax. Thus, it is possible that up to 20% of the Fund's assets could be in securities subject to the alternative minimum tax and/or in taxable obligations.


     Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds (including municipal lease obligations, resource recovery bonds and zero coupon bonds). Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.


     Under ordinary circumstances, the Fund invests substantially all and at least 80% of its assets in municipal obligations the interest from which is exempt from federal taxes and Pennsylvania state income taxes. The securities include debt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as Puerto Rico and the Virgin Islands. In addition, the Fund attempts to invest in municipal obligations exempt from Pennsylvania local income taxes and seeks to hold, on the annual assessment date, municipal obligations exempt from Pennsylvania personal property taxes.


     For a further discussion of Pennsylvania tax treatment and the factors affecting investment in Pennsylvania municipal obligations, see Appendix A.


MUNICIPAL OBLIGATIONS


     Municipal obligations include debt obligations issued by or on behalf of a political subdivision of the U.S. or any agency or instrumentality thereof to obtain funds for various public purposes. In addition, municipal obligations include certain types of industrial development bonds that have been or may be issued by or on behalf of public authorities to finance privately operated facilities. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are payable only from the revenues of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility.

     The Fund invests principally in municipal obligations that are as of the date of investment rated within the four highest grades by Standard & Poor's Rating Group ("S&P") (AAA, AA, A and BBB), by Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa), by Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by the Fund's investment adviser.


     While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years or less than 5 years (other than certain money market securities).


OTHER ELIGIBLE INVESTMENTS


     The Fund may invest up to 20% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in the following types of instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade by S&P), PRIME-1 (the highest grade by Moody's) or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations that have at least $1 billion in assets as of the date of their most recently published financial statements and are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's; (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government; (5) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), is includable in the calculation of the federal alternative minimum tax; and (6) municipal obligations, the income from which is exempt from federal income tax, but not exempt from income tax, personal property tax or intangibles tax in Pennsylvania and where such taxes apply.


     The Fund may assume a temporary defensive position upon its investment adviser's determination that market conditions so warrant. When the Fund invests for defensive purposes, it seeks to limit the loss of principal and is not pursuing its investment objectives.


     The Fund may enter into repurchase agreements. The Fund may also enter into reverse repurchase agreements, purchase and sell securities on a when-issued and delayed-delivery basis, write covered call and put options and purchase call and put options, including purchasing call and put options to close out existing positions. The Fund may also engage in financial futures contracts and related options transactions for hedging purposes, but not for speculation. The Fund may invest in municipal obligations denominated in foreign currencies. The Fund may use subsequently developed investment techniques that are related to any of its investment policies. The Fund will supplement its prospectuses as appropriate in the event that the employment of such techniques is determined to constitute a material change in investment policy for the Fund. The Fund is not expected to enter into repurchase agreements in the ordinary course of business.


     In addition to the options and futures mentioned above, the Fund, may, if consistent with its investment objectives, also invest in certain other types of "derivative investments," including structured securities.


     For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Special Risk Considerations" and "Additional Investment Information" sections of this Prospectus and the Statement of Additional Information.


INVESTMENT RESTRICTIONS


     The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of the Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.


       The Fund may not:


     (1) purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry, and the Fund may invest more than 25% of its assets in industrial development bonds;


     (2) invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days;


     (3) borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements and may borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made; and


     (4) make loans, except that the Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

     Portfolio Turnover. A portfolio turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by the Fund directly affects the transaction costs relating to the purchase and sale of securities which the Fund bears directly. A high rate of portfolio turnover will increase such costs. See the Statement of Additional Information for further information regarding the practices of the Fund affecting portfolio turnover.

     Nondiversification. The Fund is a nondiversified portfolio of an investment company and, as such, there is no limit on the percentage of assets which can be invested at any time in the securities of any single issuer. An investment in the Fund, therefore, will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. The Fund intends to comply with Subchapter M of the Code which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.


     Repurchase Agreements and Reverse Repurchase Agreements. The Fund may invest in repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.


     The Fund may borrow money by entering into "reverse repurchase agreements" by which the Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.


     When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

     Lending Of Portfolio Securities. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis to broker/dealers. The Fund will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not lend any of its assets except portfolio securities up to 15% of the value of its net assets. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


     Borrowing. As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund may not borrow money except as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed one-third of the value of the total net assets at the time of such borrowing.


     Illiquid Securities. The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid securities which may not be sold or disposed of within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, the Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.


     Municipal Lease Obligations. The Fund may purchase municipal leases, which are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. The Fund may purchase municipal lease obligations in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment or that the substitute source of payment would generate tax-exempt income.

     Resource Recovery Bonds. The Fund may purchase resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

     Zero Coupon Debt Securities. The Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day the Fund takes into account as income a portion of the difference between these securities' purchase price and their face values. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change.


SPECIAL RISK CONSIDERATIONS


     Like any investment, your investment in the Fund involves an element of risk. Before you invest in the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses.

     By itself, the Fund does not constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal or marketability. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for certain retirement plans that are unable to benefit from the Fund's federally tax-exempt dividends. In addition, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by industrial development bonds or related persons thereof.


     To the extent that the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund was more broadly diversified.


     Should the Fund need to raise cash to meet a large number of redemptions it
might  have  to  sell   portfolio   securities  at  a  time  when  it  would  be
disadvantageous to do so.


     In addition, the market value of the fixed income securities in which the Fund may invest may vary inversely to changes in prevailing interest rates.

SPECIAL RISK FACTORS RELATED TO INVESTING IN MUNICIPAL SECURITIES

     It should be noted that municipal securities may be adversely affected by local political and economic conditions and developments within a state. For example, adverse conditions in a significant industry within Pennsylvania may from time to time have a correspondingly adverse effect on specific issuers within Pennsylvania or on anticipated revenue to the State itself; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenues.


     The value of municipal securities may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal and state income tax rates, the supply of tax-exempt bonds, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue, and perceptions with respect to the level of interest rates. In general, the values of bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. An expanded discussion of the risks associated with the purchase of securities issued in Pennsylvania is contained in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND
INVESTMENT ADVISER

     The management of the Fund is supervised by the Trustees of the Trust ("Trustees"). Keystone serves as investment adviser to the Fund. Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. Keystone is an indirect wholly-owned subsidiary of First Union National Bank ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"). First Union is headquartered in Charlotte, North Carolina, and had $143 billion in consolidated assets as of June 30, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. Keystone and its affiliates manage or otherwise oversee the investment of over $62 billion in assets belonging to a wide range of clients, including all of the Evergreen Keystone Funds.


     Pursuant to an Investment Advisory and Management Agreement with the Trust (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Trust and the Fund and provides all necessary office space, facilities and equipment.

     The Fund pays Keystone a fee for its services at the annual rate set forth below:


                                        AGGREGATE
                                  NET ASSET VALUE
MANAGEMENT                          OF THE SHARES
FEE                                   OF THE FUND
0.55% of the first            $ 50,000,000, plus
0.50% of the next             $ 50,000,000, plus
0.45% of the next             $100,000,000, plus
0.40% of the next             $100,000,000, plus
0.35% of the next             $100,000,000, plus
0.30% of the next             $100,000,000, plus
0.25% of amounts over         $500,000,000.





Keystone's fee is computed as of the close of business each business day.

PORTFOLIO MANAGER

     Jocelyn Turner is the Fund's portfolio manager. Ms. Turner has been Vice President of Tax Exempt Fixed Income since she joined First Union (then with First Fidelity Bank) in November 1992. Before that time, Ms. Turner was a municipal bond fund portfolio manager and Vice President of Tax Exempt Fixed Income at One Federal Asset Management, Boston, MA.


SUB-ADMINISTRATOR


     BISYS Fund Services ("BISYS"), an affiliate of Evergreen Keystone Distributor, Inc. ("EKD"), distributor for the Evergreen Keystone Funds, serves as sub-administrator to the Fund and is entitled to receive a fee from EKIS based on the aggregate average daily net assets of all the mutual funds administered by EKIS for which subsidiaries of First Union also serve as investment adviser. The sub-administration fee is calculated in accordance with the following schedule:

Sub-Administration Fee
0.0100%                     on the first $7 billion
0.0075%                     on the next $3 billion
0.0050%                     on the next $15 billion
0.0040%                     on assets in excess of $25 billion


     The total assets of the mutual funds administered by EKIS for which subsidiaries of First Union also serve as investment adviser were approximately $30.5 billion as of June 30, 1997.

                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES

     Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales charge. Class Y shares are only offered to
(i) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (ii) certain institutional investors and (iii) investment advisory clients of FUNB or its affiliates.


     Eligible investors may purchase Class Y shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EKD. In addition, you may purchase Class Y shares by mailing to the Fund, c/o Evergreen Keystone Service Company ("EKSC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.

     There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the Application for more information. Only Class Y shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares"). 9

     How the Fund Values Its Shares. The net asset value of each Class of shares of the Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The Exchange is closed on New Year's Day, Dr. Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of the Trust believe would accurately reflect fair market value.


     Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, the Fund may redeem shares from an investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen Keystone Funds. The Fund will not accept third party checks other than those payable directly to an account which has been in existence at least thirty days.

HOW TO REDEEM SHARES

     You may "redeem" (i.e., sell) your Class Y shares in the Fund to the Fund for cash, (at the net redemption value) on any day the Exchange is open, either directly by writing to the Fund, c/o EKSC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


     Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).


     Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o EKSC; the registrar, transfer agent and dividend-disbursing agent for the Fund. Stock power forms are available from your financial intermediary, EKSC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and EKSC's policies.


     Shareholders may withdraw amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or EKSCs offices are closed). Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.

     In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, 10 you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.


     Except as otherwise noted, the Fund, EKSC, and EKD will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Keystone Express Line, or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over the Evergreen Keystone Express Line or by telephone are genuine. The Fund, EKSC, and EKD will not be liable when following instructions received over the Evergreen Keystone Express Line or by telephone that EKSC reasonably believes are genuine.

     Evergreen Keystone Express Line. The Evergreen Keystone Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Keystone Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

     General. The sale of shares is a taxable transaction for federal income tax purposes. The Fund may temporarily suspend the right to redeem its shares when
(i) the Exchange is closed,  other than customary  weekend and holiday closings;
(ii) trading on the Exchange is restricted; (iii) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (iv) the Securities and Exchange Commission ("SEC") so orders. The Fund reserves the right to close an account that through redemption has fallen below $1,000 and has remained so for thirty days. Shareholders will receive sixty days' written notice to increase the account value to at least $1,000 before the account is closed. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets, during any ninety day period for any one shareholder.

EXCHANGE PRIVILEGE

     How to Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same Class in the other Evergreen Keystone Funds through your financial intermediary, by calling or writing to EKSC or by using the Evergreen Keystone Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen Keystone Fund is subject to the minimum investment and suitability requirements of each Fund.

     Each of the Evergreen Keystone Funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold. Exchanges Through Your Financial Intermediary. The Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges by Telephone and Mail. Exchange requests received by the Fund after 4:00 p.m. (Eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach EKSC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by the Fund or EKSC if it is believed advisable to do so. Procedures for exchanging Fund shares may be modified, including the right to charge for exchanges, or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares," however, no signature guarantee is required.

SHAREHOLDER SERVICES

     The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary, EKSC or call the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.

     Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a fund with no minimum initial investment required.


     Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $50 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Funds Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.


     Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Withdrawal Plan by filling out the appropriate part of the
Application. Under this Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75, or a maximum of 1.00% per month or 3.00% per quarter of the total net asset value of the Fund shares in your account when the Plan was established. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.


     Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.


     Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen Keystone Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.


     Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Keystone Fund. You should designate on the Application
(1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.


     Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen Keystone Fund shares you own automatically invested to purchase the same class of shares of any other Evergreen Keystone Fund. You may select this service on your Application and indicate the Evergreen Keystone Fund(s) into which distributions are to be invested.

EFFECT OF BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations.

     Changes to applicable laws and regulations or future judicial or administrative decisions could result in Keystone being prevented from continuing to perform the services required under the investment advisory agreement or FUNB from acting as agent in connection with the purchase of shares of the Fund by its customers. If Keystone or its affiliates were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.

                               OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly. The Fund intends to declare and distribute all net realized long-term capital gains at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Shareholders of the Fund who have not opted to receive cash prior to the payable date for any dividend from net investment income or the record date for any capital gains distribution will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value is used in computing the number of shares in both capital gains and income distribution reinvestments. There is a possibility that shareholders may lose the tax-exempt status on accrued income on municipal bonds if shares of the Fund are redeemed before a dividend has been declared.


     Account statements and/or checks, as appropriate, will be mailed within seven days after the Fund pays a distribution. Unless the Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.


     The Fund has qualified and intends to continue to qualify as a RIC under the Code. The Fund is a separate taxable entity for purposes of Code provisions applicable to RICs. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.


     If the Fund qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.


     Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the dividend was declared.


     The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.


     Any shareholder of the Fund who may be a "substantial user" of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax adviser concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").


     Under particularly unusual circumstances, such as when the Fund is in a prolonged defensive investment position, it is possible that no portion of the Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal income tax. The Trust does not presently anticipate, however, that such unusual circumstances will occur.


     Since none of the Fund's income will consist of corporate dividends, no distributions will qualify for the 70% corporate dividends received deduction.


     The Fund intends to distribute its net capital gains as capital gains dividends. Shareholders should treat such dividends as long-term capital gains. The Fund will designate capital gains distributions as such by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.


     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.


     The Fund may acquire options to "put" specified securities to municipal bond dealers or issuers from whom the securities are purchased. It is expected that the Fund will be treated for federal income tax purposes as the owner of the municipal bonds acquired subject to the put. The interest on the municipal bonds will be tax-exempt to the Fund, and the purchase price must be allocated between such securities and the puts based upon their respective fair market values. The Internal Revenue Service has not issued a published ruling on this matter and could reach a different conclusion.


STATE INCOME TAXES


     The exemption of interest on municipal bonds for federal income tax purposes does not necessarily result in exemption under the income, corporate or personal property tax laws of any state or city. Generally, individual shareholders of the Fund receive tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residency. The Fund will report to shareholders on a state by state basis the sources of its exempt interest dividends. For a further discussion of Pennsylvania tax treatment relating to the Fund, see Appendix A to this Prospectus.


     The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal or state income or other tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, shareholders are urged to consult their tax advisers with specific reference to their tax situations.

GENERAL INFORMATION

     Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.


     Organization. The Fund is a separate investment series of Keystone State Tax Free Fund, a Massachusetts business trust organized in 1990.

     A shareholder in each Class of the Fund will be entitled to his or her share of all dividends and distributions from the Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. The Trust is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in the Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, Class B, Class C and Class Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


Transfer Agent and Dividend Disbursing Agent. Evergreen Keystone Service Company, 200 Berkeley Street, Boston, Massachusetts 02116, acts as the Fund's transfer agent and dividend disbursing agent. EKSC is an indirect, wholly-owned subsidiary of FUNB.


Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, acts as the Fund's custodian.


Principal Underwriter. EKD, an affiliate of BISYS, located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Fund. BISYS also acts as sub-administrator to the Fund.


     Other Classes of Shares. The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of FUNB or its affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.


     Performance   Information.   The  Fund's   performance  may  be  quoted  in
advertising in terms of yield or total return. Both types of performance are based on SEC formulas and are not intended to indicate future performance.

     Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

     Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in the Fund. The Fund's total return shows its overall change in value including changes in share prices and assumes all the Fund's distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

     The Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.

     Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar and other industry publications. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

     In marketing the Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include: publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen Keystone mutual funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Principal Underwriter may also reprint, and use as advertising and sales literature, articles from EVERGREEN KEYSTONE EVENTS, a quarterly magazine provided to Evergreen Keystone Fund shareholders.


     Liability Under Massachusetts Law. Under Massachusetts law, trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declaration of Trust under which the Fund operates provides that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.


     Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                       ADDITIONAL INVESTMENT INFORMATION


CORPORATE AND MUNICIPAL BOND RATINGS


S&P CORPORATE AND MUNICIPAL BOND RATINGS


     A. Municipal Notes. An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:


     1. amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and


     2. source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).


       Note ratings are as follows:


     1. SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


     2. SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.


     3. SP-3 -- Speculative capacity to pay principal and interest.


     B. Tax Exempt Demand Bonds. S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.


     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").


     C. Corporate and Municipal Bond Ratings. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.


     The ratings are based, in varying degrees, on the following considerations:


     1. likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


     2. nature of and provisions of the obligation; and


     3. protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Bond ratings are as follows:


     1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


     2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


     3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


     4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS


     A. Municipal Notes. A Moody's rating for municipal short-term obligations will be designated Moody's Investment Grade or ("MIG"). These ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and the short-term cyclical elements are critical in short-term ratings.


     A short-term rating may also be assigned on issues with a demand feature -- variable rate demand obligation ("VRDO"). Such ratings will be designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on the external liquidity.


     The note ratings are as follows:


     1. MIG1/VMIG1 This designation denotes the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.


     2. MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


     3. MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


     4.  MIG4/VMIG4  This  designation  denotes  adequate  quality.   Protection
commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


     B. Corporate and Municipal Bond Ratings.


     1. AAA -- Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     2. AA -- Bonds rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in AAA securities.


     3. A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


     4. BAA -- Bonds rated BAA are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through BAA in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


     CON. ( -- ) -- Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals that begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


       Those municipal bonds in the AA, A, and BAA groups that Moody's believes possess the strongest investment attributes are designated by the symbols AA 1, A 1, and BAA 1.


FITCH CORPORATE AND MUNICIPAL RATINGS


     A. Municipal Notes. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally three years or less. These include commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


     The note ratings are as follows:


     1. F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


     2. F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


     3. F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the two higher ratings.


     4. F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.


     B. Corporate and Municipal Bond Ratings. AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.


     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


     PLUS (+) OR MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


     A CONDITIONAL rating is premised on the successful completion of a project or the occurrence of a specific event.

     Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C1 by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/or repayment of principal is in arrears. Bonds that are rated CAA by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated CA by Moody's represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated BB, B, CCC, CC, and C by Fitch is regarded as speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C represents the highest degree of speculation. Debt rated DDD, DD, and D are in default on interest and/or principal payments.


DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND
INVESTMENT TECHNIQUES AVAILABLE TO THE FUND


     The Fund may engage in the following investment practices to the extent described in the Prospectus and the Statement of Additional Information.


OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS


     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.


OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS


     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.


MASTER DEMAND NOTES


     Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the

Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the Statement of Additional Information.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with appropriate regulatory organizations. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund only intends to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Trust's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.


REVERSE REPURCHASE AGREEMENTS


     Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Trust's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price. Reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.


"WHEN ISSUED" SECURITIES


     The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.


LOANS OF SECURITIES TO BROKER-DEALERS


     The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Trust's Board of Trustees, when the income to be earned from the loan justifies the attendant risks.


DERIVATIVES


     The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


     Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to the Fund's shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgment, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.


     Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


     There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Statement of Additional Information.


     Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.


     While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.


     * MARKET RISK -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.


     * MANAGEMENT RISK -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.


     * CREDIT RISK -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.


     * LIQUIDITY RISK -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.


     * LEVERAGE RISK -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


     * OTHER RISKS -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.


OPTIONS TRANSACTIONS


     Writing Covered Options. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).


     The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, the Fund does not expect that this will occur.


     The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.


     Purchasing Options. The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.


     If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying security or dispose of assets held in a segregated account until the options expire or are exercised.


     An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.


     Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.


     Options Trading Markets. Options in which the Fund will trade generally are listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this Prospectus and in the Statement of Additional Information.


     The staff of the Commission is of the view that the premiums that the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restriction relating to illiquid investments.


FUTURES TRANSACTIONS


     The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.


     The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.


     The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.


     The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.


     Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.


     The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the Fund's Prospectus and Statement of Additional Information.


FOREIGN CURRENCY TRANSACTIONS


     As discussed above, the Fund may invest in securities denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.


     As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.


     Structured Securities. Structured securities generally represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

                                                                     APPENDIX A


                      KEYSTONE PENNSYLVANIA TAX FREE FUND


DESCRIPTION OF STATE AND LOCAL TAX TREATMENT


     Individual shareholders of the Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania Obligations"); and (2) obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the U.S., the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.


     Shares of the Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Fund will report such percentage to its shareholders.


     Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.


SPECIAL FACTORS AFFECTING THE FUND


     Historically, Pennsylvania is among the leading states in manufacturing and mining, and its steel and coal industries have been of national importance.
However, due in part to the decline in the steel and coal industries, Pennsylvania's economy has become more diversified, with major new sources of growth in the service and trade sectors. The Commonwealth's unemployment rate is below the national average, and its per capita income is slightly above the national average. The Commonwealth's General Fund, through which taxes are received and debt service is made, had unappropriated balance surpluses for the years ended June 30, 1995 and June 30, 1996.


     The Fund's yield and share price stability are tied in part to conditions within the Commonwealth. Changes in economic conditions in or governmental policies of the Commonwealth could have a significant impact on the performance of Pennsylvania Obligations held by the Fund. For example, the Commonwealth's continued dependence on manufacturing, mining and steel has made the Commonwealth vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. Growth in the service and trade sectors, however, has helped diversify the Commonwealth's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within the Commonwealth, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the Fund. Also, the Fund will invest in obligations that are secured by obligors other than the Commonwealth or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds). The creditworthiness of these obligors may be wholly or partly independent of the creditworthiness of the Commonwealth or its municipal authorities. The Trustees of the Trust have the power, however, to eliminate unsafe investments.


     An expanded discussion is contained in the Statement of Additional Information.

  INVESTMENT ADVISER
  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116

  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  TRANSFER AGENT
  Evergreen Keystone Service Company, Box 2121, Boston, Massachusetts,
  02106-2121

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110
  DISTRIBUTOR
  Evergreen Keystone Distributor, Inc., 125 West 55th Street, New York, New York 10019

  61672                                                                   541689

                          KEYSTONE STATE TAX FREE FUND

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                     EVERGREEN KEYSTONE STATE TAX FREE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 21, 1997

                       AS SUPPLEMENTED SEPTEMBER 18, 1997

Keystone California Tax Free Fund
Keystone Florida Tax Free Fund
Keystone Massachusetts Tax Free Fund
Keystone Missouri Tax Free Fund
Evergreen New Jersey Tax Free Income Fund
Keystone New York Tax Free Fund
Keystone Pennsylvania Tax Free Fund

     This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of the Evergreen Keystone State Tax Free Funds comprised of the Keystone California Tax Free Fund (the "California Fund"), the Keystone Florida Tax Free Fund (the "Florida Fund"), the Keystone Massachusetts Tax Free Fund (the "Massachusetts Fund"), the Keystone Missouri Tax Free Fund (the "Missouri Fund"), the Evergreen New Jersey Tax Free Income Fund (the "New Jersey Fund"), the Keystone New York Tax Free Fund (the "New York Fund"), and the Keystone Pennsylvania Tax Free Fund (the "Pennsylvania Fund") (each a "Fund" and, collectively, the "Funds") dated July 21, 1997, as supplemented from time to time, relating to Class A, Class B and Class C shares (Class A and Class B shares for the New Jersey Fund), the separate prospectus of Pennsylvania Fund offering Class Y shares dated September 18, 1997 or the separate prospectus of the New Jersey Fund offering Class Y shares dated July 21, 1997. You may obtain a copy of the prospectus from the Funds' principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. See "Service Providers" below.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                                           Page
The Trusts and Their Funds....................................................2
Service Providers.............................................................2
Investment Policies...........................................................3
Investment Restrictions.......................................................5
Valuation of Securities.......................................................7
Brokerage.....................................................................7
Sales Charges................................................................ 9
Distribution Plans...........................................................11
Trustees and Officers........................................................13
Investment Advisers..........................................................16
Principal Underwriter........................................................18
Administrator................................................................19
Sub-administrator............................................................19
Declarations of Trust........................................................19
Expenses ....................................................................20
Standardized Total Return and Yield Quotations...............................22
Financial Statements.........................................................24
Additional Information.......................................................24
Appendix A..................................................................A-1
Appendix B..................................................................B-1

20445

--------------------------------------------------------------------------------

                           THE TRUSTS AND THEIR FUNDS

--------------------------------------------------------------------------------

     Each of the Funds is a series of an open-end, nondiversified management investment company, commonly known as a mutual fund. The Florida, Massachusetts, New York and Pennsylvania Funds are investment series evidencing interests in different portfolios of securities of the Keystone State Tax Free Fund ("KSTFF"). The California and Missouri Funds are investment series evidencing interests in different portfolios of securities of the Keystone State Tax Free Fund - Series II ("KSTFFII"). The New Jersey Fund is an investment series of The Evergreen Tax Free Trust (formerly FFB Funds Trust) ("TETFT"). KSTFF, KSTFFII and TETFT were formed as Massachusetts business trusts in 1990, 1993 1985, respectively.

     The essential information about the Trusts and their Funds is contained in their respective prospectuses. This statement of additional information (the "SAI") provides additional information about each Trust and its Fund(s) that may be of interest to some investors.

     For special factors affecting each Fund, see Appendix A to this statement of additional information.


--------------------------------------------------------------------------------

                               SERVICE PROVIDERS

--------------------------------------------------------------------------------

Service                                        Provider
-----------------------------------------      -----------------------------------------------------------------------
Investment adviser to the                      Keystone Investment Management Company, 200 Berkeley
Florida, Massachusetts, New                    Street, Boston, Massachusetts 02116. Keystone is a wholly-
York and Pennsylvania Funds                    owned subsidiary of First Union Keystone, Inc., (formerly
(referred to in this SAI as                    Keystone Investments, Inc.) ("First Union Keystone") also
"Keystone")                                    located at 200 Berkeley Street, Boston, Massachusetts
                                               02116.

Investment adviser to the New                  The Capital Management Group of First Union National
Jersey Fund (referred to                       Bank, located at 301 So. College Street,
in this SAI as "CMG")                          Charlotte, North Carolina 28288.
Principal underwriter ( referred               Evergreen Keystone Distributor, Inc. (formerly Evergreen
to in this SAI as "EKD")                       Funds Distributor, Inc.), 125 W. 55th Street, New York,
                                               New York 10019.

Marketing services agent and                   Evergreen Keystone Investment Services, Inc. (formerly
administrator to the New Jersey                Keystone Investment Distributors Company and
Fund (referred to in this SAI as               predecessor to EKD with regard to the California, Florida,
"EKIS")                                        Massachusetts, Missouri, New York and Pennsylvania
                                               Funds), 200 Berkeley Street, Boston, Massachusetts 02116.


Sub-administrator (referred to in              BISYS Fund Services, Inc., 125 W. 55th Street, New York,
this SAI as "BISYS")                           New York 10019.

Transfer and dividend                          Evergreen Keystone Service Company, 200 Berkeley
disbursing agent (referred to in               Street, Boston, Massachusetts 02116 (formerly Keystone
this SAI as "EKSC")                            Investor Resource Center, Inc.). (EKSC is a wholly-owned
                                               subsidiary of First Union Keystone.)

Independent auditors                           KPMG Peat Marwick LLP, 99 High Street, Boston,
                                               Massachusetts 02110, Certified Public Accountants

Custodian                                      State Street Bank and Trust Company, 225 Franklin
                                               Street, Boston, Massachusetts 02110.

--------------------------------------------------------------------------------

                               INVESTMENT POLICIES

--------------------------------------------------------------------------------

         Each Fund invests primarily in municipal obligations that are exempt from federal income tax and are also exempt from certain specified taxes in the state for which it is named. In addition, the Funds invest in certain other securities as described below.

MUNICIPAL OBLIGATIONS

     Municipal obligations include debt obligations issued by or on behalf of a state, a territory or a possession of the United States ("U.S."), the District of Columbia or any political subdivision, agency or instrumentality thereof (for example, counties, cities, towns, villages, districts, authorities) to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to public or private institutions for the construction of facilities, such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds have been or may be issued by or on behalf of public authorities to finance certain privately-operated facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal obligations if the interest paid thereon qualifies as fully exempt from federal income tax. The income of certain types of industrial development bonds used to finance certain privately-operated facilities (qualified private activity bonds) issued after August 7, 1986, while exempt from federal income tax, is includable for the purposes of the calculation of the alternative minimum tax. Other types of industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal obligations are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility. Industrial development bonds that are municipal obligations are, in most cases, revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit quality of industrial development revenue bonds is usually directly related to the credit standing of the owner or user of the facilities. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors.

     The yields on municipal obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal obligations market, size of a particular offering, and the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's") and Fitch Investor Services, L.P. ("Fitch"), as described herein and in the prospectus, represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal obligations with the same maturity, interest rate and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield. It should also be noted that the standards of disclosure applicable to and the amount of information relating to the financial condition of issuers of municipal obligations are not generally as extensive as those generally relating to corporations.

     Subsequent to its purchase by a Fund, a municipal obligation or other investment may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event requires a Fund to sell such obligation from its portfolio, but its investment adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

     The ability of each Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal obligations to pay interest and principal when due. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that the result of litigation or other conditions may materially affect the power or ability of an issuer to pay principal of and interest on its municipal obligations when due. In addition, the market for municipal obligations is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may well be introduced in the future. The enactment of such a proposal could materially affect the availability of municipal obligations for investment by the Funds and the value of the Funds' portfolios. In which event, each Trust would reevaluate the investment objectives and policies of its Fund(s) and consider changes in the structure of the Fund(s) or dissolution.

     The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations that were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1)"public purpose" bonds, the income from which remains fully exempt from federal income tax; (2) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), is includable in the calculation of the federal alternative minimum tax; and (3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income tax. A Fund will not invest in private purpose bonds and, except as described under "Other Eligible Investments," will not invest in qualified "private activity" industrial development bonds whose distributions are subject to the alternative minimum tax.

OTHER ELIGIBLE INVESTMENTS

         A Fund may invest up to 20% of its assets under ordinary circumstances, and up to 100% of its assets for temporary defensive purposes in the following types of instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade by S&P), Prime-1 (the highest grade by Moody's) or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks, or savings and loan associations, that have at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's; (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S.; (5) qualified "private activity" industrial development bonds the income from which, while exempt from federal income tax under Section 103 of the Code, is includable in the calculation of the federal alternative minimum tax; and (6) municipal obligations, the income of which is exempt from federal income tax, personal property tax or intangibles tax in a state for which a Fund is named and where such taxes apply.

     Each Fund may assume a temporary defensive position upon its investment adviser's determination that market conditions so warrant. If a Fund is investing defensively, it is not pursuing its investment objectives.

     From time to time, the Massachusetts Fund and the New Jersey Fund may invest in zero coupon bonds. The Funds do not expect to have enough zero coupon bonds to have a material effect on dividends. Zero coupon securities pay no interest to holders prior to maturity, and the interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Funds will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVES

     The investment objective of each Fund is fundamental and may not be changed without approval of the holders of a majority of such Fund's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") i.e., the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

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                             INVESTMENT RESTRICTIONS

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     The investment  restrictions  as summarized  below are fundamental for each
Fund and may not be changed without the approval of a 1940 majority of such Fund's outstanding shares. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         Each Fund may not do the following:

     (1) purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry, (for the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds) including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and a Fund may invest more than 25% of its assets in industrial development bonds and, for the New Jersey Fund, in certificates of deposit and banker's acceptances issued by domestic branches of U.S. banks or New Jersey municipal obligations;

     (2) (for the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds only) invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days;

     (3) issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

     (4) (for the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds only) borrow money or enter into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

         (5) purchase securities on margin except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

     (6) make loans, except that a Fund may purchase or hold debt securities consistent with its investment objectives, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements;

     (7) purchase securities of other investment companies (for the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds) except as part of a merger, consolidation, purchase of assets or similar transaction; and, for the New Jersey Fund, except to the extent such purchases are not prohibited by applicable law.

     (8) purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and, with the exception of the New Jersey Fund, may engage in currency or other financial futures contracts and related options transactions; and

     (9) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

For the New Jersey Fund only:

     (10) issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the value of its total net assets for temporary or emergency purposes only to meet anticipated redemption requirements. The Fund will not purchase securities while any such borrowings are outstanding.

     (11) write, purchase or sell put or call options, or combinations thereof, except that the Fund may purchase securities with rights to put securities to the seller in accordance with its investment program.

     (12) purchase restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public. This restriction does not apply to restricted securities which are determined to be liquid by the Fund's investment adviser under supervision of the Board of Trustees.

     (13) purchase equity securities or securities convertible into equity securities.

     The Funds are nondiversified under the federal securities laws. The 1940 Act does not restrict the percentage of a nondiversified fund's assets that may be invested at any time in the securities of any one issuer. The Funds intend to comply, however, with the Code's diversification requirements and other requirements applicable to "regulated investment companies" so that they will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. For this reason, each Fund, with the exception of the New Jersey Fund, has adopted the additional investment restriction set forth below, which may not be changed without the approval of shareholders. Specifically, a Fund may not purchase a security if more than 25% of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities); or, with respect to 50% of the Fund's total assets, if more than 5% of such assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities).

     To the extent the Funds are not fully diversified, they may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Funds were more broadly diversified.

     As a matter of practice, each Fund permitted to enter into repurchase agreements treats reverse repurchase agreements as borrowings for purposes of compliance with the limitations of the 1940 Act. Reverse repurchase agreements will be taken into account along with borrowings from banks for purposes of the 5% limit set forth in the fourth fundamental investment restriction above.

     None of the Funds presently intends to invest more than 25% of its total assets in municipal obligations the payment of which depends on revenues derived from a single facility or similar types of facilities. Since certain municipal obligations may be related in such a way that an economic, business or political development or change affecting one such security could likewise affect the other securities, a change in this policy could result in increased investment risk, but no change is presently contemplated.

     For the purposes of the first and ninth fundamental investment restrictions set forth above, each Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; (2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of the first fundamental investment restriction no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of a Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

     If a percentage limit is satisfied at the time of investment, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

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                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------

     Current values for each Fund's portfolio securities may be determined in the following manner:

     1. short-term investments with maturities of sixty days or less when purchased are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

     2. short-term investments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; and

     3. short-term investments having maturities of more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

     All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by a Trust's Board of Trustees.

     The Trusts believe that reliable market quotations are generally not readily available for purposes of valuing municipal obligations. As a result, depending on the particular municipal obligations owned by a Fund, it is likely that most of the valuations for such obligations will be based upon their fair value determined under procedures approved by each respective Board of Trustees. The Boards of Trustees have authorized the use of a pricing service to determine the fair value of each Fund's municipal obligations and certain other securities.

     Taxable securities for which market quotations are readily available are valued on a consistent basis at that price quoted that, in the opinion of the Boards of Trustees or the person designated by the Boards of Trustees to make the determination, most nearly represents the market value of the particular security.

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                                    BROKERAGE

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SELECTION OF BROKERS

     In effecting transactions in portfolio securities for a Fund, Keystone or CMG seeks the best execution of orders at the most favorable prices. Keystone or CMG determines whether a broker-dealer has provided a Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.       overall direct net economic result to such Fund;

         2.       the efficiency with which the transaction is effected;

         3. the broker-dealer's ability to effect the transaction where a large block is involved;

         4. the broker-dealer's readiness to execute potentially difficult transactions in the future;

         5.       the financial strength and stability of the broker-dealer; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

     The Funds' management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

     Should a Fund, Keystone or CMG receive research and other statistical and factual information from a broker, such Fund would consider such services to be in addition to, and not in lieu of, the services Keystone or CMG is required to perform under their respective Advisory Agreements (as defined below). Keystone and CMG believe that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between a Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, a Fund may indirectly benefit from information made available as a result of transactions effected for Keystone or CMG's other clients. Under the Advisory Agreements, Keystone and CMG are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone and CMG follow such a practice, they will do so on a basis that is fair and equitable to the Funds.

     Each Trust's Board of Trustees has determined that a Fund may consider sales of such Fund's shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

     Each Trust expects that purchases and sales of municipal obligations and temporary instruments usually will be principal transactions. Municipal obligations and temporary instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from broker-dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, each Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

     In order to take advantage of the availability of lower purchase prices, a Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

     Keystone and CMG make investment decisions for each Fund independently from those of their other clients. It may frequently develop, however, that Keystone or CMG will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone or CMG will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of a Fund's securities, each Trust believes that in other cases its ability to participate in volume transactions will produce better executions.

     A Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, CMG, EKD or any of their affiliated persons, as defined in the 1940 Act.

     Each Board of Trustees will, from time to time, review that Trust's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the respective Board of Trustees may change, modify or eliminate any of the foregoing practices.

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                                  SALES CHARGES

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     Each  Fund  offers  the  classes  of shares  indicated  below  that  differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, a Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. A Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, a Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to EKD or its predecessor. See the prospectus for additional information on a particular class.



FUND                               CLASSES

California Fund                    A, B, C
Florida Fund                       A, B, C
Massachusetts Fund                 A, B, C
Missouri Fund                      A, B, C
New Jersey Fund                    A, B, Y
New York Fund                      A, B, C
Pennsylvania Fund                  A, B, C, Y

CLASS DISTINCTIONS

CLASS A SHARES

     With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

     Each Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares, each Fund charges a CDSC on shares redeemed as follows:

         REDEMPTION TIMING                                        CDSC RATE
         Month of purchase and the first twelve-month
              period following the month of purchase..................5.00%
         Second twelve-month
              period following the month of purchase..................4.00%
         Third twelve-month
              period following the month of purchase..................3.00%
         Fourth twelve-month
              period following the month of purchase..................3.00%
         Fifth twelve-month
              period following the month of purchase..................2.00%
         Sixth twelve-month
              period following the month of purchase..................1.00%
         Thereafter...................................................0.00%

     Class B shares that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company ("EKSC") each Trust's transfer and dividend disbursing agent.)

CLASS    C SHARES - CALIFORNIA, FLORIDA,  MASSACHUSETTS,  MISSOURI, NEW YORK AND
PENNSYLVANIA  FUNDS  ONLY

     Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. Each Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, a Fund will charge a CDSC of 1.00%, if you redeem shares during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS Y SHARES -  NEW  JERSEY AND PENNSYLVANIA FUNDS ONLY

     No CDSC is imposed on the redemption of class Y shares. Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (ii) certain institutional investors, and (iii) investment advisory clients of FUNB, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

     Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, a Fund will redeem shares not subject to the CDSC first. Thereafter, a Fund will redeem shares held the longest first.


SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

EXCHANGES

     A Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Evergreen Keystone Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, a Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

     WAIVER  OF  SALES  CHARGES

     Purchases of Class A (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; and (e) employees of First Union National Bank of ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of a Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

     Shares of a Fund may also be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, FUNB, Keystone, EKD, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with EKD; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by a Fund.

     No initial sales charge or CDSC is imposed on purchases or redemptions of shares of a Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of a Fund or any fund in the Evergreen Keystone Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

     With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

     In addition, no CDSC is imposed on a redemption of shares of a Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

--------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------

     Rule 12b-1 under the 1940 Act permits investment companies, such as the Funds, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

     The Funds' Class A, Class B, and Class C (as applicable) Distribution Plans have been approved by the appropriate Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of each Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

     The NASD limits the amount that a Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that a Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to EKD) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

     The Class A Distribution Plan provides that a Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of such Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to EKD to enable EKD to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as EKD may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of such Fund for specified periods.

     Amounts paid by a Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of such Fund for specified periods.

CLASS B DISTRIBUTION PLANS

     The Class B Distribution Plans provide that a Fund may expend daily amounts at an annual rate of up to 1.00% of such Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to EKD and/or, in the case of the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds, its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of such Fund for specified periods; and (3) as interest.

     EKD generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.15% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of a Fund for specified periods.

     EKD intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by EKD from a Fund ("Advances"). EKD intends to seek full reimbursement of such Advances from such Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by such Fund would be within the permitted limits. If a Trust's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which such Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

     In connection with financing its distribution costs relating to the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds, including commission advances to broker-dealers and others, EKIS, the predecessor to EKD, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. KSTFF and KSTFFII have agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Funds may be subject to adverse distribution consequences.

     The financing of payments made by EKD to compensate broker-dealers or other persons for distributing shares of the Funds will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN - CALIFORNIA, FLORIDA, MASSACHUSETTS, MISSOURI, NEW YORK AND PENNSYLVANIA FUNDS ONLY

     The Class C Distribution Plan provides that a Fund may expend daily amounts at an annual rate of up to 1.00% of such Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to EKD and/or its predecessor. Payments are made to EKD (1) to enable EKD to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable EKD to pay or to have paid to others a service fee, at such intervals as EKD may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of such Fund for specified periods; and (3) as interest.

     EKD generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of a Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

     The total amounts paid by a Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by a Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         At March 31, 1997, total unpaid distribution costs were as follows:

                                  CLASS B                        CLASS C
                       (% OF CLASS B NET ASSETS)      (% OF CLASS C NET ASSETS)
------------------ -------------------------------- ----------------------------
California Fund     $1,556,143        (7.14%)       $   130,741          (7.07%)
Florida Fund         3,352,712        (7.15%)         1,350,164         (13.99%)
Massachusetts Fund     446,206        (5.72%)           140,981          (6.83%)
Missouri Fund        1,287,330        (6.40%)           137,003         (10.49%)
New York Fund        1,184,099        (6.21%)           228,676         (12.22%)
Pennsylvania Fund    2,464,474        (6.62%)           831,646         (12.18%)


     Broker-dealers  or others  may  receive  different  levels of  compensation
depending  on  which  class  of  shares  they  sell.   Payments  pursuant  to  a
Distribution Plan are included in the operating expenses of the class.

     Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, EKD and if appropriate, EKIS, will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

     Any change in a Distribution Plan that would materially increase the distribution expenses of a Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Trust's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

     While a Distribution Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

     The Independent Trustees of each Trust have determined that the sales of the Funds' shares resulting from payments under the Distribution Plans have benefited the respective Fund.

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

         Trustees and officers, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:                   Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Professor, Finance Department, George
                                    Washington University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (bank ing).

LAURENCE B. ASHKIN:                 Trustee of the Trusts; Trustee or Director of all Evergreen Keystone
                                    funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of Centrum Equities and
                                    Centrum Properties, Inc.

CHARLES A. AUSTIN III:              Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Investment Counselor to Appleton Partners,
                                    Inc.; and former Managing Director, Seaward Management Corporation
                                    (investment advice).

FOSTER BAM:                         Trustee of the Trusts; Trustee or Director of all other Evergreen
                                    Keystone funds other than Evergreen Investment Trust; Partner in the law firm of Cummings & Lockwood; Director, Symmetrix, Inc. (sulphur company) and Pet Practice, Inc. (veterinary services); and former
                                    Director, Chartwell Group Ltd. (Manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and
                                    Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:                 Chairman of the Board and Chief Executive Officer and Trustee of,
                                    other than TETFT, 28 other Evergreen Keystone funds; Chairman of the
                                    Board and Trustee of Anatolia College; Trustee of University Hospital
                                    (and Chairman of its Investment Committee); former Director and
                                    Chairman of the Board of Hartwell Keystone Advisers, Inc.; and former
                                    Chairman of the Board, Director and Chief Executive Officer of
                                    Keystone Investments, Inc.

EDWIN D. CAMPBELL:                  Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Principal, Padanaram Associates, Inc.; and
                                    former Executive Director, Coalition of Essential Schools, Brown
                                    University.

CHARLES F. CHAPIN:                  Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; and former Director, Peoples Bank
                                    (Charlotte, NC).

K. DUN GIFFORD:                     Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Trustee, Treasurer and Chairman of the
                                    Finance Committee, Cambridge College; Chairman Emeritus and Direc
                                    tor, American Institute of Food and Wine;  Chairman and President,
                                    Oldways Preservation and Exchange Trust (education); former
                                    Chairman of the Board, Director, and Executive Vice President, The
                                    London Harness Company; former Managing Partner, Roscommon
                                    Capital Corp.; former Chief Executive Officer, Gifford Gifts of Fine
                                    Foods; former Chairman, Gifford, Drescher & Associates (environmental consulting); and former Director, Keystone Investments, Inc. and
                                    Keystone.

JAMES S. HOWELL:                    Trustee of the Trusts; Chairman and Trustee or Director of 12 other
                                    Evergreen Keystone funds; former Chairman of the Distribution
                                    Foundation for the Carolinas; and former Vice President of Lance Inc.
                                    (food manufacturing).

LEROY KEITH, JR.:                   Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Chairman of the Board and Chief Executive
                                    Officer, Carson Products Company; Director of Phoenix Total Return
                                    Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-
                                    Portfolio Fund, and The Phoenix Big Edge Series Fund; and former
                                    President, Morehouse College.

F. RAY KEYSER, JR.:                 Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Chairman and Of Counsel, Keyser, Crowley
                                    & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers;
                                    Chairman of the Board and Director, Central Vermont Public Service
                                    Corporation and Lahey Hitchcock Clinic; Director, Vermont Yankee
                                    Nuclear Power Corporation, Grand Trunk Corporation, Grand Trunk
                                    Western Railroad, Union Mutual Fire Insurance Company, New
                                    England Guaranty Insurance Company, Inc., and the Investment
                                    Company Institute; former Director and President, Associated
                                    Industries of Vermont; former Director of Keystone, Central Vermont
                                    Railway, Inc., S.K.I. Ltd., and Arrow Financial Corp.; and former
                                    Director and Chairman of the Board, Proctor Bank and Green Mountain
                                    Bank.

GERALD M. MCDONNELL:                Trustee of the Trusts; Trustee or Director of all other Evergreen
                                    Keystone funds; Trustee or Director of all of the funds in the Evergreen
                                    Family of Funds; and Sales Representative with Nucor-Yamoto, Inc.
                                    (Steel producer).

THOMAS L. MCVERRY:                  Trustee of the Trusts; Trustee or Director of all other Evergreen
                                    Keystone funds; former Vice President and Director of Rexham
                                    Corporation; and former Director of Carolina Cooperative Federal Credit
                                    Union.

*WILLIAM WALT PETTIT:               Trustee of the Trusts; Trustee or Director of all other Evergreen
                                    Keystone funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:                Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Vice Chair and former Executive Vice
                                    President, DHR International, Inc. (executive recruitment); former
                                    Senior Vice President, Boyden International Inc. (executive recruit ment); and Director, Commerce and Industry Association of New Jersey,
                                    411 International, Inc., and J&M Cumming Paper Co.

RUSSELL A.
SALTON, III MD:                     Trustee of the Trusts; Trustee or Director of all other Evergreen
                                    Keystone funds; Medical Director, U.S. Health Care/Aetna Health
                                    Services; and former Managed Health Care Consultant; former
                                    President, Primary Physician Care.

MICHAEL S. SCOFIELD:                Trustee of the Trusts; Trustee or Director of all other Evergreen
                                    Keystone funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA:                   Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Chairman, Environmental Warranty, Inc.
                                    (insurance agency); Executive Consultant, Drake Beam Morin, Inc.
                                    (executive outplacement); Director of Connecticut Natural Gas Corpora tion, Hartford Hospital, Old State House Association, Middlesex Mutual
                                    Assurance Company, and Enhance Financial Services, Inc.; Chairman,
                                    Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford
                                    YMCA; former Director, Vice Chairman and Chief Investment Officer,
                                    The Travelers Corporation; former Trustee, Kingswood-Oxford School;
                                    and former Managing Director and Consultant, Russell Miller, Inc.

ANDREW J. SIMONS:                   Trustee of the Trusts, other than TETFT; Trustee or Director of 28 other
                                    Evergreen Keystone funds; Partner, Farrell, Fritz, Caemmerer, Cleary,
                                    Barnosky & Armentano, P.C.; Adjunct Professor of Law and former
                                    Associate Dean, St. John's University School of Law; Adjunct Professor
                                    of Law, Touro College School of Law; and former President, Nassau
                                    County Bar Association.

ROBERT J. JEFFRIES:                 Trustee Emeritus of 12 Evergreen Keystone Funds and Corporate
                                    Consultant since 1967.

JOHN J. PILEGGI:                    President and Treasurer of the Trusts; President and Treasurer of all
                                    other Evergreen Keystone funds; Senior Managing Director, Furman
                                    Selz LLC since 1992; Managing Director from 1984 to 1992; Consultant to BISYS Fund Services since 1996; 230 Park Avenue, Suite 910, New
                                    York, NY.

GEORGE O. MARTINEZ:                 Secretary of the Trusts; Secretary of all other Evergreen Keystone funds; Senior Vice President and Director of Administration and
                                    Regulatory Services, BISYS Fund Services; Vice President/Assistant
                                    General  Counsel, Alliance Capital Management from 1988 to 1995;
                                    3435 Stelzer Road, Columbus, Ohio.


     * This Trustee may be considered an "interested person" of the Funds within the meaning of the 1940 Act.

     For the fiscal year ended March 31, 1997, none of the Trustees or officers of the Funds received any direct remuneration from the California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds. For the fiscal period ending March 31, 1997, Independent Trustees of the New Jersey Fund received $2,148 in retainers and fees. For the year ending March 31, 1997, fees paid to Independent Trustees on a fund complex wide basis (which included approximately 60 mutual funds) were approximately $846,350. With the exception of the Massachsuetts Fund, on August 29, 1997, the Trustees and officers of the Trusts, as a group, beneficially owned less than 1% of each Funds' then outstanding shares. Trustees and officers of the Trusts, as a group, beneficially owned 2.8% of the Massachsuetts Fund's outstanding shares as of August 29, 1997.

     Except as set forth above, the address of all the Trusts' Trustees and officers is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     Set forth below for each of the Trustees receiving in excess of $60,000 for the fiscal period of April 1, 1996 through March 31, 1997 is the aggregate compensation paid to such Trustee by the EvergreenKeystone Funds:


                                                     Total Compensation
                                                     From Fund Complex
NAME                                                 PD. TO TRUSTEE

James S. Howell                                      $66,000
Russell A Salton, III M.D.                           $61,000
Michael S. Scofield                                  $61,000

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS

--------------------------------------------------------------------------------


     Subject to the general  supervision of each Trust's Board of Trustees,  the
Funds'   investment   advisers  provide   investment   advice,   management  and
administrative services to each Fund.

     On December 11, 1996, the predecessor corporation to First Union Keystone, Keystone Investments, Inc. ("Keystone Investments") and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then assumed the name "First Union Keystone, Inc." and succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, each Fund other than the New Jersey Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of The BYSIS Group, Inc. The new investment advisory agreements between KSTFF, KSTFFII and Keystone were approved by the shareholders of each Fund on December 9, 1996, and became effective on December 11, 1996.

     First Union Keystone (and each of its subsidiaries, including Keystone) is indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $137 billion in consolidated assets as of March 31, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG, Keystone and Evergreen Asset Management Corp., a wholly-owned subsidiary of FUNB, manage or otherwise oversee the investment of over $62 billion in assets as of March 31, 1997 belonging to a wide range of clients, including the Evergreen Keystone funds.

     Pursuant to the advisory agreements (the "Advisory Agreements") between the Trusts and their respective investment advisers, and subject to the supervision of the appropriate Trust's Board of Trustees, Keystone and CMG furnishes to each Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of each Fund's assets. Keystone and CMG pay for all of the expenses incurred in connection with the provision of its services.

     Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone or CMG, including, but not limited to,
(1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan;
(8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of such Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for such Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of such Fund.

     The California, Florida, Massachusetts, Missouri, New York and Pennsylvania Funds each pay Keystone a fee for its services at the annual rate of:

                                                           Aggregate Net Asset
Management                                                        Value of the
FEE                                                         SHARES OF THE FUND

0.55%    of the first                                     $  50,000,000, plus
0.50%    of the next                                      $  50,000,000, plus
0.45%    of the next                                      $ 100,000,000, plus
0.40%    of the next                                      $ 100,000,000, plus
0.35%    of the next                                      $ 100,000,000, plus
0.30%    of the next                                      $ 100,000,000, plus
0.25%    of amounts over                                  $ 500,000,000.

     Keystone's fee is computed as of the close of business each business day and payable monthly.

     Under its Advisory Agreements, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     The New Jersey Fund pays CMG a fee for its services equal to 0.50 of 1% of the average daily net asets up to $500 million, 0.45 of 1% of the next $500 million of assets, 0.40 of 1% of assets in excess of $1 billion but not exceeding $1.5 billion, and 0.35 of 1% of assets in excess of $1.5 billion.

     The Advisory Agreements continue in effect for two years from their respective effective dates and, thereafter, from year to year only if approved at least annually by the Board of Trustees of a Trust or by a vote of a majority of a Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of a Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. An Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     Keystone has voluntarily limited the expenses of the Class A, Class B and Class C shares of each Fund advised by it to 0.75%, 1.50%, and 1.50% of average daily net assets, respectively. Keystone currently intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the expense limitations and may modify or terminate them in the future. Keystone would not be required to make such reimbursement to any Fund to the extent it would result in the Fund's inability to qualify as a regulated investment company under the Code.

--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------

     Each Trust has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as KSTFF's and KSTFFII's principal underwriter. EKIS may no longer act as principal underwriter of such Trusts due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Trusts as discussed above, EKIS may continue to receive compensation from KSTFF and KSTFFII or EKD in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by EKD for the provision of certain marketing support services to EKD at an annual rate of up to .75% of the average daily net assets of a Fund, subject to certain restrictions.

     EKD, as agent, has agreed to use its best efforts to find purchasers for the shares. EKD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that EKD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. EKD or EKIS, its predecessor, may receive payments from the Trusts pursuant to the Distribution Plans.

     All subscriptions and sales of shares by EKD are at the public offering price of the shares, which is determined in accordance with the provisions of each Trust's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the respective Trust and each Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, a Trust is not liable to anyone for failure to accept any order.

     Each Trust has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the Securities and Exchange Commission (the "Commission") and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         EKD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EKD has also agreed that it will indemnify and hold harmless each Trust and each person who has been, is, or may be a Trustee or officer of a Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EKD or any other person for whose acts EKD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the respective Trust.

     Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the respective Trust's Independent Trustees, and (ii) by vote of a majority of the respective Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

     Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the respective Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

     From time to time, if, in EKD's judgment, it could benefit the sales of shares, EKD may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


--------------------------------------------------------------------------------

                                  ADMINISTRATOR

--------------------------------------------------------------------------------

     EKIS, a subsidiary of First Union Keystone, serves as administrator to the New Jersey Fund and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EKIS for which CMG, Keystone or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion.


--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------

     BISYS provides personnel to serve as officers of the Funds, and provides certain administrative services to the Funds pursuant to a sub-administrator agreement. For its services under that agreement, BISYS receives a fee based on the aggregate average daily net assets of the Funds. The subadministrator fee is calculated in accordance with the following schedule:



                               Aggregate Average Daily Net Assets Of  Funds For
                                          Which Any Affiliate Of FUNB Serves As
                                            Investment Adviser or Administrator
Sub-Administrator Fee          And for Which BISYS Serves as Sub- Administrator
--------------------------------------------------------------------------------

0.0100%                                          on the first $7 billion
0.0075%                                           on the next $3 billion
0.0050%                                          on the next $15 billion
0.0040%                               on assets in excess of $25 billion


     The total assets of the mutual funds for which FUNB affiliates also serve as investment advisers were approximately $29 billion as of March 31, 1997.

--------------------------------------------------------------------------------

                              DECLARATIONS OF TRUST

-------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

     Each Trust is a Massachusetts business trust established under a Declaration of Trust (the "Declaration of Trust" or "Declarations of Trust"). A Trust is similar in most respects to a business corporation. The principal distinction between a Trust and a corporation relates to the shareholder liability described below. A copy of each Trust's Declaration of Trust was filed as an exhibit to the Trust's Registration Statement. This summary is qualified in its entirety by reference to the Declarations of Trust.

DESCRIPTION OF SHARES

     Each Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of a Fund represents an equal proportionate interest in such Fund with each other share of the Fund. Upon liquidation, Fund shares are entitled to a pro rata share of the Fund based on the relative net assets of each class.

SHAREHOLDER LIABILITY

     Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If a Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because each Trust's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Trust; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees; and (3) provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

VOTING RIGHTS

     Under the terms of its Declaration of Trust, a Trust does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matter, shares of a Fund are entitled to one vote per share. Shares generally vote together as one class on all matters, except that each Fund has exclusive voting rights with respect to matters which affect only that Fund. Classes of shares of a Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to a Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

     After the initial meeting to elect Trustees no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

     Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

     Each Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

     The Trustees have absolute and exclusive control over the management and disposition of all assets of the Funds and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of a Trust or promoting the interests of a Trust and its Funds and the shareholders.

--------------------------------------------------------------------------------

                                    EXPENSES

--------------------------------------------------------------------------------

     The tables below list the total dollar amounts paid by the Funds for services rendered for the periods specified. For more information on specific expenses, see the "Investment Advisers", "Distribution Plans", "Principal Underwriter" and "Sales Charges" sections of the SAI.


                                                1997 FUND EXPENSES

                                                                                                               AGGREGATE DOLLAR
                                                                                                               AMOUNT OF
                                                                                            AGGREGATE DOLLAR   UNDERWRITING
                                     PERCENTAGE OF                                          AMOUNT OF          COMMISSIONS
                         ADVISORY    FUND AVERAGE   CLASS A      CLASS B         CLASS C    UNDERWRITING       RETAINED BY EKIS
                         FEES        NET ASSETS     12B-1 FEES   12B-1 FEES      12B-1 FEES COMMISSIONS        OR EKD
                         ==========  ============== ============ ==============  ========== =================  ==================
CALIFORNIA FUND(1)       $51,555     0.55%          $2,121       $66,054         $4,972     $133,966           $60,931
FLORIDA FUND(2)          $507,576    0.55%          $46,410      $469,958        $97,209    $683,260           $452,797
MASSACHUSETTS FUND(2)    $63,584     0.55%          $2,689       $67,185         $19,460    $97,579            $29,745
MISSOURI FUND(1)         $46,447     0.55%          $1,259       $64,269         $3,949     $96,918            $55,982
NEW JERSEY FUND(3)       $135,196    0.50%          $47,320      $25,809         N/A        N/A                N/A
------------------------ ----------  -------------- ------------ --------------  ---------- -----------------  ------------------
NEW YORK FUND(2)         $135,473    0.55%          $5,586       $166,682        $19,837    $236,114           $20,175
PENNSYLVANIA FUND(2)     $390,366    0.53%          $39,570      $343,818        $71,610    $504,459           $106,694
======================== ==========  ============== ============ ==============  ========== =================  ==================

(1) For fiscal  period of December 1, 1996 to March 31, 1997
(2) For fiscal year ended March 31, 1997
(3) For fiscal period of September 1, 1996 to March 31, 1997


                                    1996 FUND EXPENSES


                                                                 AGGREGATE
                                                                 DOLLAR AMOUNT
                                                AGGREGATE        OF
                                 PERCENTAGE     DOLLAR AMOUNT    UNDERWRITING
                                 OF FUND        OF               COMMISSIONS
                  ADVISORY       AVERAGE NET    UNDERWRITING     RETAINED BY
                  FEES           ASSETS         COMMISSIONS      EKIS OR EKD
                  ============== =============  ===============  ===============
CALIFORNIA FUND   $163,334(1)    0.55%          $341,589         $67,534
FLORIDA FUND      $557,537(2)    0.52%          $771,514         $213,167
MASSACHUSETTS
FUND              $62,760(2)     0.55%          $108,131         $18,234
MISSOURI FUND     $146,922(1)    0.55%          $230,925         $94,279
NEW JERSEY
FUND              $107,212(3)    0.50%          N/A              N/A
----------------- -------------- -------------  ---------------  ---------------
MASSACHUSETTS
FUND              $62,760(2)     0.55%          $108,131         $18,234
                  -------------- -------------  ---------------  ---------------
NEW YORK FUND     $118,589(2)    0.55%          $201,162         $201,162
PENNSYLVANIA      $402,467(2)    0.53%          $482,423         $482,423
FUND




                               1995 FUND EXPENSES


                                               AGGREGATE
                                               DOLLAR AMOUNT
                               AGGREGATE       OF
                PERCENTAGE     DOLLAR AMOUNT   UNDERWRITING
                OF FUND        OF              COMMISSIONS
 ADVISORY       AVERAGE NET    UNDERWRITING    RETAINED BY
 FEES           ASSETS         COMMISSIONS     EKIS OR EKD
 ============== =============  =============== =================
 $113,353(4)    0.55%          $170,600        $170,600
 $515,205(5)    0.52%          $740,118        $740,118

 $43,636(5)     0.55%          $88,538         $88,538
 $120,166(4)    0.55%          $165,772        $65,153

 $190,195(6)    0.50%          N/A             N/A
 -------------- -------------  --------------- -----------------

 $43,636(5)     0.55%          $88,538         $88,538
 -------------- -------------  --------------- -----------------
 $63,808(5)     0.55%          $88,538         $88,538
 $357,852(5)    0.54%          $474,847        $353,409


(1) For fiscal year ended November 30, 1996
(2) For fiscal year ended March 31, 1996
(3) For fiscal  period of March 1, 1996 to August 31,  1996
(4) For fiscal  year ended  November 30, 1995
(5) For fiscal year ended March 31, 1995
(6) For fiscal period of March 1, 1995 to February 28, 1996

     In accordance with voluntary expense limitations in effect during the fiscal year or period ended March 31, 1997, Keystone or CMG voluntarily reimbursed or waived fees for the California, Florida, Massachusetts, Missouri, New Jersey, New York, Pennsylvania and Funds in the amounts of $43,885, $160,819, $97,150, $46,528, $135,196, $106,560, and $169,740, respectively.

BROKERAGE COMMISSIONS

     The Funds paid no brokerage commissions during the fiscal years ended March 31, 1997 and 1996 and 1995.

--------------------------------------------------------------------------------

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

--------------------------------------------------------------------------------

TOTAL RETURN

     Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

     The annual total returns for Class A shares of the Funds (including applicable sales charge) are as follows for the periods indicated:

                                                                                                      Commencement
                                  Five Years        Three Years       One Year                      Of Operations
NAME OF FUND                      ended 03/31/97    ended 03/31/97    ended 03/31/97                   to 03/31/97
------------                      --------------    --------------    --------------                   -----------
California Fund(1)                  N/A              4.28%              (0.55)%                           2.07%
Florida Fund(2)                     5.19%            4.30%              (1.41)%                           6.35%
Massachusetts Fund(3)               N/A              4.23%              (0.07)%                           1.51%
Missouri Fund(1)                    N/A              4.50%                0.22%                           2.66%
New Jersey Fund(4)                  5.74%            4.51%              (0.29)%                           6.03%
New York Fund(3)                    N/A              4.84%              (0.11)%                           2.60%
Pennsylvania Fund(5)                5.66%            4.25%                0.30%                           7.14%

-------------
(1)  Commenced  operations  on  February  1, 1994
(2)  Commenced  operations  on December 28, 1990
(3)  Commenced  operations  on February 4, 1994
(4)  Commenced operations on July 16, 1991
(5) Commenced operations on December 27, 1990

     The average annual total returns for Class B shares of the Funds are as follows for the periods indicated:

                                                                   Commencement
                              Three Years         One Year        Of Operations
NAME OF FUND                  ended 03/31/97    ended 03/31/97      to 03/31/97
------------                  --------------  ----------------      -----------
California Fund(1)             4.33%              (1.31)%              2.22%
Florida Fund(2)                4.35%              (2.16)%              3.92%
Massachusetts Fund(3)          4.23%              (0.72)%              1.59%
Missouri Fund(1)               4.45%              (0.51)%              2.57%
New Jersey Fund(4)             N/A                (1.25)%            (1.72)%
New York Fund(3)               4.87%              (0.95)%              2.61%
Pennsylvania Fund(2)           4.24%              (0.50)%              4.40%


-------------
(1)  Commenced  operations  on  February  1, 1994
(2)  Commenced  operations  on February 1, 1993
(3)  Commenced  operations  on  February 4, 1994
(4)  Commenced operations on January 30, 1996

         The average annual total returns for Class C shares of the Funds that offer Class C are as follows for the periods indicated:


                                                               Commencement
                             Three Years       One Year       Of Operations
NAME OF FUND               ended 03/31 97    ended 03/31/97     to 03/31/97
------------                -------------  ----------------     -----------
California Fund(1)            5.10%                 2.55%          2.96%
Florida Fund(2)               5.26%                 1.76%          4.31%
Massachusetts Fund(3)         5.07%                 3.14%          2.36%
Missouri Fund(1)              5.33%                 3.49%          3.39%
New York Fund(3)              5.77%                 3.14%          3.42%
Pennsylvania Fund(2)          5.15%                 3.49%          4.82%



-------------
(1) Commenced operations on February 1, 1994
(2) Commenced operations on February 1, 1993
(3) Commenced operations on February 4, 1994

     The average annual total return for Class Y shares of the New Jersey Fund was 4.74% for the year ended March 31, 1997 and 2.31% for the period of February 8, 1996 (Commencement of Operations) to March 31, 1997.


CURRENT YIELD AND TAX EQUIVALENT YIELD

     Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of a Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any. For the 30-day period ended March 31, 1997, the current and tax-equivalent yields of the Funds are shown below. Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield.

     The tax equivalent yields for each class of the Funds for the an investor in the 31% federal tax bracket are as follows:


                           30-DAY YIELD                       TAX-EQUIVALENT YIELD

                     Class A      Class B        Class C       Class A         Class B         Class C
===================  ============ =============  ============= =============== ==============  ==============
California Fund      4.80%        4.28%          4.28%         6.96%           6.20%           6.20%
Florida Fund         5.06%        4.56%          4.56%         7.33%           6.61%           6.61%
Massachusetts        4.91%        4.38%          4.39%         7.12%           6.35%           6.36%
Fund
Missouri Fund        4.99%        4.48%          4.47%         7.23%           6.49%           6.48%
New Jersey Fund      4.94%        4.01%          N/A           7.16%           5.81%           N/A
New York Fund        4.80%        4.28%          4.27%         6.96%           6.20%           6.19%
Pennsylvania         4.96%        4.46%          4.46%         7.19%           6.46%           6.46%
Fund
===================  ============ =============  ============= =============== ==============  ==============


     The 30-day yield and tax-equivalent yield for Class Y shares of the New Jersey Fund were 5.07% and 7.35%, respectively.

     Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


     The Funds' financial statements for the fiscal year or period ended March 31, 1997, and the report thereon of KPMG Peat Marwick LLP, are incorporated by reference herein from the Funds' Annual Report, as filed with the Commission pursuant to Section 30(d) of the 1940 Act and Rule 30d-1 thereunder.

     You may obtain a copy of each Fund's Annual Report without charge by writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


REDEMPTIONS IN KIND

     If conditions arise that would make it undesirable for the Funds to pay for all redemptions in cash, the Funds may authorized payment to be made in portfolio securities or other property. The Funds have obligated themselves, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the "Custodian") of all securities and cash of the Trusts. The Custodian performs no investment management functions for the Trusts, but, in addition to its custodial services, is responsible for accounting and related record keeping on behalf of the Trusts.

     Except as otherwise stated in its prospectuses or required by law, each Trust reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

     No dealer, salesman or other person is authorized to give any information or to make any representation not contained in each Trust's prospectuses, statement of additional information or in supplemental sales literature issued by the Trust or EKD, and no person is entitled to rely on any information or representation not contained therein.

     The Funds' prospectuses and statement of additional information omit certain information contained in the registration statement filed with the Commission, a copy of which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

     Set forth below is information with respect to each person,who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of each Class' total outstanding shares as of August 29, 1997.


Fund              Name and Address                             Class  % of Class
California        MLPF & S for the Sole Benefit                 A        10.04%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

California        MLPF & S for the Sole Benefit                 B        15.51%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

California        MLPF & S for the Sole Benefit                 C       34.98%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

California        Victor Edward Rylander                        C        9.50%
                  Lucille Rylander Co-TTEES
                  Victor & Lucille Rylander Trust
                  U/A DTD 09-18-96
                  4102 Caflur Ave
                  San Diego, CA 92117

California        Prudential Securities FBO                   C         6.11%
                  Rakesh C Gupta
                  Neelam Gupta CO-TTEES
                  FBO Gupta Family Living Trust 12/22/94
                  Hemet, CA 92544

California        Alex Brown & Sons Incorporated              C         5.79%
                  FBO 489-31533-14
                  PO Box 1346
                  Baltimore, MD 21203-1346

California        Alex Brown & Sons Incorporated              C         5.67%
                  FBO 489-30559-15
                  P O Box 1346
                  Baltimore, MD 21203-1346

California        Smith Barney Inc.                           C         5.67%
                  00154933343
                  388 Greenwich Street
                  New York, NY 10013

California        Richard B Smith                             C         5.48%
                  Doris M. Smith TTEE
                  Smith Trust
                  U/A DTD 4/8/93
                  4853 Mt Royal Court
                  San Diego, CA 92117-2917

Florida           MLPF&S for the sole benefit                 A        10.20%
                  of it customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr. E, 3rd Floor
                  Jacksonville, FL 32246-6484

Florida           MLPF&S for the sole benefit                 B        19.34%
                  of it customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr. E, 3rd Floor
                  Jacksonville, FL 32246-6484

Florida           MLPF&S for the sole benefit                 C        32.48%
                  of it customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr. E, 3rd Floor
                  Jacksonville, FL 32246-6484

Florida           Painewebber for the benefit of              C        6.96%
                  Betty J. Puskar Ttee
                  Betty J. Puskar Rev. Trust
                  708 Ocean Drive
                  Juno Beach, FL 33408-1911

Florida           Painewebber for the benefit of              C        5.14%
                  Wayne D. Rebertus Ttee
                  U/A/DTD 8/3/89
                  FBO Wayne D. Rebertus
                  720 NW 73 Terrace
                  Plantation, FL 33317-1028

Massachusetts     Richard Nakashian                           A        9.89%
                  P O Box 3150
                  Pocasset, MA 02559-3150

Massachusetts     Ida R Rodriguez                             A        7.62%
                  TR # 21528
                  Keystone Trust Company TTEE
                  58 Helen Rd
                  Needham, MA 02192-3934

Massachusetts     Robert M. Buddington                        A        7.50%
                  P.O. Box 549
                  S. Orleans, MA 02662-0549

Massachusetts     Bertha M. Beauchemin                        A        6.45%
                  TR #21843
                  Keystone Trust Company TTEE
                  299 Cambridge St.
                  Winchester, MA 0189-2389

Massachusetts     Margaret Vogel                              A        8.08%
                  TR #21720
                  Keystone Trust Company TTEE
                  865 Central Ave H403
                  Needham, MA 02192-1341

Massachusetts     Joann L. Lyndon                             B        6.73%
                  22 Glenbrook Rd.
                  Wellesley Hills, MA 02181-1428

Massachusetts     Bear Stearns Securities Corp.               C        11.03%
                  FBO 176-12556-19
                  1 Metrotech Center North
                  Brooklyn, NY 11201-3859

Massachusetts     Salvatore M Moscariello                     C         7.51%
                  Irene A Moscariello JT TEN
                  24 Van Norden Road
                  Reading, MA 01867-1244

Massachusetts     Malcolm F. Groves & Jean                    C         5.61%
                  N Groves Ttee Malcolm F
                  Groves Rev Liv Trust
                  U/A Dtd 05-18-94
                  80 Indian Hill Road.
                  Cummaquid, MA 02637

Missouri          MLPF & S for the Sole Benefit               A         10.99%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

Missouri          BHC Securities, Inc.                        A         7.54%
                  FAO 54356697
                  Attn:  Mutual Funds Dept.
                  One Commerce Square
                  2005 Market STreet, Suite 1200
                  Philadelphia, PA  19103

Missouri          MLPF & S for the Sole Benefit               B        26.23%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

Missouri          Painewebber for the Benefit of              C        16.01%
                  Dorothy K. Pruett Trustee
                  Dorothy K. Pruett Revocable
                  C/O Mid America Mortgage
                  8645 College Blvd
                  Overland Park, KS 66210

Missouri          Edward D. Jones and Co. F/A/O/              C        17.09%
                  Ronald Ralph Wilder Ttee
                  U/A DTD 07/26/88 for
                  EDJ# 642-02131-1-4
                  P.O. Box 2500
                  Maryland Heights, MO 63043-8500

Missouri          MLPF & S for the Sole Benefit               C        12.36%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL  32246-6484

New Jersey        First Union National Bank                   Y        81.08%
                  Trust Accounts
                  Attn: Ginny Batten CMG-1151-2
                  401 S. Tryon St., 3rd Floor
                  Charlotte, NC 28202-1911

New Jersey        First Union National Bank                   Y        17.90%
                  Trust Accounts
                  Attn: Ginny Batten
                  11th Floor, CMG-1151
                  301 S. Tryon St.
                  Charlotte, NC 28288-0002

New York          Prudential Securities Inc FBO               A         5.10%
                  Ms. Sandra M. Franck
                  345 W. 70th St., Apt 6F
                  New York, NY 10023-3554

New York          MLPF & S for the Sole Benefit               B        12.49%
                  of its Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484


New York          Bear Stearns Securities Corp.               C        14.94%
                  FBO 626-60277-10
                  1 Metrotech Center North
                  Brooklyn, NY 11201-3857

New York          Henry W. Demoy                              C         5.36%
                  Patricia K. Demoy JT WROS
                  Rd. 2 King Road
                  Cambridge, NY 12816-9802

New York          Carol T Whitman                             C        11.40%
                  P O Box 43
                  Whippleville, NY 12995

New York          Carol L Moore                               C         8.52%
                  Rt 2 Box 1055
                  Chateaugay, NY 12920-9522

New York          MLPF&S for the sole                         C         5.96%
                  Benefit of its customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr E, 3rd Fl.
                  Jacksonville, FL 32246-6484

New York          Elizabeth Frost                             C         5.06%
                  9 Heathcote Road
                  Scarsdale, NY 10583-4413

Pennsylvania      MLPF&S for the sole                         A         6.05%
                  benefit of its customers.
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

Pennsylvania      MLPF&S for the sole                         B        10.11%
                  benefit of its customers.
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

Pennsylvania      MLPF&S for the sole                         C        29.07%
                  benefit of its customers.
                  Attn: Fund Administration
                  4800 Deer Lake Dr E 3rd Fl
                  Jacksonville, FL 32246-6484

Pennsylvania      Painewebber FBO                             C         6.22%
                  Robert Couble
                  Debra K. Couble JT WROS
                  10506 old 22
                  Kutztown, PA 19530-8551


--------------------------------------------------------------------------------

                                   APPENDIX A

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                        KEYSTONE CALIFORNIA TAX FREE FUND

GENERAL

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents over 12% of the total U.S. population and grew by 27% in the 1980's, and at about half that rate in the first half of the 1990s. Total personal income in the State, at an estimated $815 billion in 1996 -- a 13% increase in the last two years -- accounts for more than 12% of all personal income in the nation. Total civilian employment is over 14.3 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since the start of 1994; pre-recession job levels were reached in 1996. Unemployment, while higher than the national average, has come down significantly from the January, 1994 peak of 10% and is now at the pre-recession level. Economic indicators show a steady recovery underway in California since the start of 1994, with greatest strength in manufacturing, high technology, exports, services, entertainment and tourism. However, the residential housing sector has been weaker than in previous recoveries. Any delay or reversal of the economic recovery may cause a recurrence of revenue shortfalls for the State.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     LIMITATION ON PROPERTY TAXES. Certain California municipal obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" that were not dedicated to a specific use.

     LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

         APPROPRIATION LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service
responsibilities   between   governmental   units.   The  definitions  for  such
adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues for several years after 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations of more than $7 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID, of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California municipal obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

     As of March 1, 1997, the State had approximately $17.7 billion of general obligation bonds outstanding, and $8.4 billion remained authorized but unissued. The State also had outstanding at March 1, 1997 $368 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In addition, at March 1, 1997, the State had lease-purchase obligations, payable from the State's General Fund, of approximately $6.1 billion. State voters approve $7.1 billion of new bond authorizations during 1996. In fiscal year 1995-1996, debt service on general obligation bonds and lease-purchase debt was approximately 5.2% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

RECENT FINANCIAL RESULTS

     The principal sources of General Fund revenues in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross Fund for Economic Uncertainties ("SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. Because of the recession, the SFEU has not been funded for the past four years.

     GENERAL. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently 35%).

     Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will continue in future years with the expected need to increase capital and operating costs of the correctional system in response to a "Three Strikes" law enacted in 1994 which mandates life imprisonment for certain felony offenders.

     RECENT BUDGETS. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for five years thereafter, each budget required multi-billion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all these actions occurred in each year), including:

     * significant cuts in health and welfare program expenditures;

     * transfers of program responsibilities and some funding sources from the state to local governments, coupled with some reduction in mandates on local government;

     * transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

     * reduction in growth of support for higher education programs, coupled with increases in student fees;

     * revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

     * increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

     * various one-time adjustment and accounting changes.

     Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 through FY 1995-96, which have reduced the accumulated budget deficit to less than $100 million as of June 30, 1996.

     The State Department of Finance estimated that the General Fund received revenues of about $46.3 billion in FY 1995-96, more than $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, because, among other factors, the State Constitution requires disbursement of a percentage of revenues to local school districts and federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming to the extent expected.

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the state's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the state to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments such as debt service on bonds and warrants.

     The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.

     CURRENT BUDGET. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. Revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

         The following are principal features of the 1996-97 Budget Act:

     1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

     2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

     3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

     4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.

     With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.

     The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.

     The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $1 billion above projections, at about $48.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of the 90's. The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.

     PROPOSED 1997-98 BUDGET. On January 9, 1997, the Governor released his proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

BOND RATINGS

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such obligations in the event of default.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

OBLIGATIONS OF OTHER ISSUERS

     OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of other counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law. It is now yet known how the State's legislation will turn out and what its overall impact will be on local government finances.

     ASSESSMENT BONDS. California municipal obligations that are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance, but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

     Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case has subsequently been settled. Any judgment in a similar case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

OTHER CONSIDERATIONS

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue raising measures or that either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates;
(ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State governments to appropriate sufficient funds within their respective budget limitations.


                         KEYSTONE FLORIDA TAX FREE FUND

REVENUES

     The State accounts for its receipts using fund accounting. It has established the General Revenue Fund, the Working Capital Fund and various other trust funds, which are maintained for the receipt of monies which under law or trust agreements must be maintained separately.

     The General Revenue Fund consists of all monies received by the State from every source whatsoever which are not allocable to the other funds. Major sources of tax revenues for the General Revenue Fund are the sales and use tax, the corporate income tax, and the intangible personal property tax, which are projected for fiscal year 1997-98 to amount to 71%, 8% and 4%, respectively, of the total receipts of that fund.

     The Florida Constitution and its statutes mandate that the State budget as a whole and each separate fund within the State budget be kept in balance from currently available revenues for each fiscal year.

SALES AND USE TAX

     The greatest single source of tax receipts in Florida is the sales and use tax, which is projected to amount to $11.7 billion for fiscal year 1997-98. The sales tax is 6% of the sales price of tangible personal property sold at retail in the state. The use tax is 6% of the cash price or fair market value of tangible personal property when it is not sold but is used, or stored for use, in the State. In other words, the use tax applies to the use of tangible personal property in Florida, which was purchased in another state but would have been subject to the sales tax if purchased in Florida. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 1% sales surtax within their county. Proceeds from this local option sales surtax can be earmarked for funding countywide bus and rapid transit systems, local infrastructure construction and maintenance, medical care for indigents and capital projects for county school districts as set forth in
Section 212.055(2), of the Florida Statutes.

     The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. The sales tax also includes a levy on the following: (I) rentals on tangible personal property and accommodations in hotels, motels, some apartments, offices, real estate, parking and storage places in parking lots, garages and marinas for motor vehicles or boats; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals and expendables used in radio and television broadcasting. Exemptions include: groceries; medicines; hospital rooms and meals; seeds, feeds, fertilizers and farm crop protection materials; purchases by religious, charitable and educational nonprofit institutions; professional services, insurance and certain personal service transactions; newspapers; apartments used as permanent dwellings; and kindergarten through community college athletic contests or amateur plays.

OTHER STATE TAXES

     Other taxes which Florida levies include the motor fuel tax, corporate income tax, intangible property tax, documentary stamp tax, gross receipts utilities tax and severance tax on the production of oil and gas and the mining of solid minerals, such as phosphate and sulfur.

LOCAL GOVERNMENT DEBT

     Numerous government units, counties, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. State and local government units may issue revenue obligations, which are supported by the revenues generated from the particular projects or enterprises. Examples include obligations issued to finance the construction of water and sewer systems, health care facilities and educational facilities. In some cases, sewer or water revenue obligations may be additionally secured by the full faith and credit of the State.

OTHER FACTORS

     The performance of the obligations issued by Florida, its municipalities, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within Florida. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of Florida, its municipalities, etc. Also, some revenue obligations may be issued to finance construction of capital projects which are leased to nongovernmental entities. Adverse economic conditions might affect those lessees' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.


                      KEYSTONE MASSACHUSETTS TAX FREE FUND

     The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced in the past, and may experience in the future, financial difficulties that may adversely affect their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the municipal securities held by the Massachusetts Fund. The information summarized below describes some of the more significant factors that could affect the Massachusetts Fund or the ability of the obligors to pay debt service on certain of the securities. The sources of such information are the official statement of issuers located in the Commonwealth of Massachusetts as well as other publicly available documents, and statements of public officials. The Massachusetts Fund has not independently verified any of the information contained in such statements and documents but the Massachusetts Fund is not aware of facts which would render such information inaccurate.

GENERAL

     The Commonwealth's constitution requires, in effect, that its budget, though not necessarily its operating expenditures and revenue, be balanced each year. In addition, the Commonwealth has certain budgetary procedures and fiscal controls in place that are designed to ensure that sufficient cash is available to meet the Commonwealth's obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that funds are expended consistent with statutory and public purposes. The condition of the three principal operating funds (the General Fund, the Local Aid Fund and the Highway
Fund), viewed on a consolidated basis, is generally regarded as the principal indicator of whether the Commonwealth's operating revenues and expenses are in balance.

     Although  the  Commonwealth  experienced  an economic  slowdown  during the recession of 1990 to 1991, budgeted expenditures for fiscal 1992 were approximately $13.416 billion, while budgeted revenues and other sources for that year were approximately $13.728 billion, including tax revenues of approximately $9.484 billion. Budgeted expenditures in fiscal 1992 were approximately $300 million higher than July, 1991 estimates of budgeted expenditures. The budgeted operating funds ended fiscal 1992 with a combined balance of $549.4 million.

     Budgeted revenues and other sources in fiscal 1993 were approximately $14.710 billion, including tax revenues of approximately $9.930 billion. Budgeted expenditures and other uses in fiscal 1993 were approximately $14.696 billion. Furthermore, total revenues and other sources for fiscal 1993 increased approximately 6.9% from fiscal 1992, while tax revenues increased by 4.7% for the same period. Budgeted expenditures and other uses in fiscal 1993 were approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than estimated in July 1992. As of 1993 fiscal year end, the Commonwealth had aggregated balances of approximately $562.5 million in the budgeted operating funds, including a combined balance of $452.1 million in the stabilization and undesignated general funds.

     In June 1993, new comprehensive education reform legislation was enacted. This legislation required annual increases in expenditures for education purposes above fiscal 1993 base spending of $1.289 billion, estimated at approximately $175 million in fiscal 1994, $396 million in fiscal 1995, $629 million in fiscal 1996, and $881 million in fiscal 1997, with additional annual increases anticipated in later years. The fiscal 1994, 1995, 1996 and 1997 budgets have fully funded the requirements imposed by this legislation. Municipalities and agencies of the Commonwealth are experiencing the same economic effects. Moreover, they are affected by the financial condition of the Commonwealth, because they receive substantial funding from the Commonwealth.

     The  fiscal  1994  budget  provided  for  expenditures  and  other  uses of approximately $15.523 billion, an increase of 5.6% over fiscal 1993 levels. Budgeted revenues and other sources for fiscal 1994 were approximately $15.55 billion. This amount included tax revenues of approximately $10.607 billion, which is 6.8% higher than fiscal 1993 tax revenues. 1994 tax revenues were approximately $87 million below the Department of Revenue's estimate of $10.694 billion. Total revenues and other sources were approximately 5.7% higher than fiscal 1993 levels. Fiscal 1994 ended with a combined balance of approximately $589.3 million in the budgeted operating funds.

     Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion and approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above the fiscal 1994 budgeted revenues of $15.55 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with a combined fund balance of $726 million. As calculated by the Comptroller, the amount of surplus funds (as so defined) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal 1996. Of the balance approximately $27.9 million was deposited in the
Stabilization Fund, and approximately $11.1 million was deposited in the Cost Relief Fund.

     Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.328 billion, including tax revenues of approximately $12.049 billion. From fiscal 1995 to fiscal 1996, budgeted revenues and other sources increased by approximately 5.7%, while tax revenues increased by approximately 7.9% for the same period. The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors which may not recur in fiscal 1997 and which have been incorporated into the Department's forecast for fiscal 1997 tax revenues. Such factors include the rise in the stock and bond markets in calendar 1995, which may have created unusually large capital gains and corresponding increases in personal income tax payments in fiscal 1996. Budgeted expenditures and other uses in fiscal 1996 were approximately $16.881 billion, an increase of approximately $630.6 million, or 3.9%, over fiscal 1995 budgeted expenditures and other uses of $16.251 billion. The Commonwealth ended the 1996 fiscal year with a combined balance of approximately $1.172 billion in the budgeted operating funds.

     Approximately $177.4 million was transferred to the Stabilization Fund at the end of fiscal 1996, bringing that Fund balance to approximately $625.0 million, which exceeded the amount of $543.3 million that can remain in the Stabilization Fund by law. Under state law, year-end surplus amounts in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes. Of the $177.4 million transferred to the Stabilization Fund in fiscal 1996, $81.7 million was subsequently transferred to the Tax Reduction Fund and the 1996 balance in the Tax Reduction Fund as calculated by the Comptroller, was approximately $231.7 million. Pursuant to fiscal 1996 supplemental appropriations legislation signed by the Governor on July 30, 1996, approximately $150 million was appropriated from the Tax
Reduction Fund for personal income tax reductions in fiscal 1997, to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year. On September 15, 1996 the Governor filed legislation proposing to use the full amount in the Tax Reduction Fund to increase the personal income tax exemption for the 1996 tax year, but this legislation was not enacted in the 1996 legislative session.

     The final fiscal 1996 appropriation bills approved by the Governor on July 30, 1996 and August 10, 1996 contained approximately $246.9 million in fiscal 1996 appropriations, $38.2 million in fiscal 1997 appropriations and $221.7 million in fiscal 1996 appropriations continued for use in fiscal 1997. Amounts carried forward from fiscal 1995 and deposited in the Cost Relief Fund were appropriated in these bills for further subsidies to local government units.

     The fiscal 1997 budget, as signed into law by the Governor on June 30, 1996, provides for estimated expenditures and other uses of approximately $17.704 billion, an $823 million, or 4.9%, increase over fiscal 1996 spending. The fiscal 1997 budget includes a spending increase of approximately $254 million to continue funding the comprehensive educational reform legislation enacted in 1993. Budgeted revenues and other sources to be collected in fiscal 1997 are estimated to be approximately $17.394 billion. This amount includes a revised estimate of fiscal 1997 tax revenues of $12.307 billion, which is approximately $257 million, or 2.1%, higher than fiscal 1996 tax revenues, and is $184 million higher than the October 1996 estimate of $12.123 billion. The combined ending fund balances for fiscal year 1997 are estimated at approximately $863 million, which is $309 million below the fiscal 1996 year-end fund balance. Approximately $255 million of the $309 million is attributable to non-recurring factors, the largest of which is the $150 million personal income tax reduction.

     On January 23, 1997, the Governor filed legislation to appropriate the remaining balance of approximately $85 million in the Tax Reduction Fund for an additional temporary personal exemption increase during the 1997 taxable year. As a result, the $85 million in tax cuts initially proposed by the Governor for fiscal 1997 are now estimated to occur in fiscal 1998. Based on preliminary figures, through February 1997, fiscal 1997 tax revenue collections have totaled approximately $7.903 billion, approximately $602 million, or 8.3%, greater than tax revenue collections for the same period in fiscal 1996. Tax revenue collections to date are approximately $227 million above the midpoint of the benchmark range set by the Department of Revenue, based on the current fiscal 1997 tax collection estimate of $12.307 billion, and are approximately $155 million above the top of such benchmark range.

     The Governor's fiscal 1998 budget recommendation, which was submitted to the Legislature on January 22, 1997, calls for budgeted expenditures of approximately $18.15 billion or total spending of $18.224 billion, which represents a $520 million, or 2.9%, increase over estimated fiscal 1997 expenditures and other uses of $17.704 billion. Budgeted revenues for fiscal 1998 are estimated at $17.998 billion or total revenues of $18.072 billion, which is a $219 million, or 1.2%, increase over the $17.853 total revenues and other sources forecast for fiscal 1997. The budget recommendation is based on a tax revenue estimate of $12.667 billion, a 2.9% increase over fiscal 1997 projected tax revenues of $12.307 billion. The fiscal 1998 tax revenue estimate incorporates $82 million in personal and business tax cuts proposed by the Governor and includes an $85 million income tax reduction for the taxable year 1997, the second consecutive tax cut of this kind. The Governor's proposal projects a fiscal 1998 ending balance of approximately $711 million, including a Stabilization Fund balance of $585.8 billion, assuming passage of legislation filed on January 23, 1997 which would increase the statutory cap on the Stabilization Fund from 5% of tax revenues (less debt service) to 5% of total budgeted revenues. The budget proposal also recommends an increase of $259 million in local education aid to fund the 1993 education reform legislation.

     The Governor has begun to phase in a plan to provide permanent passenger vehicle registration and lifetime operating licenses. These proposals are not estimated to affect revenues until fiscal 1998, when the elimination of vehicle registration fees is estimated to reduce state revenues by approximately $13.75 million, and by approximately $55 million in fiscal 1999. Lifetime operating licenses are estimated to reduce revenues by approximately $5 million in fiscal 2001 and by $31 million in fiscal 2002.

     On November 28, 1995 the Governor approved a modified version of the legislation he had filed in September to establish a "single sales factor" apportionment formula for the business corporations tax. As finally enacted, the legislation applies the new formula, effective January 1, 1996, to certain federal defense contractors and phases the new formula in over five years to manufacturing firms generally. The Department of Revenue estimates that the new law reduced revenues by $44 million in fiscal 1996 and will reduce revenues by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million. On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. The legislation changes the computation of the sales factor effective January 1, 1997 and adopts the "single sales factor" formula effective July 1, 1997 with respect to these companies. It also requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain exceptions. The Department of Revenue estimates that the changes will reduce revenues by $10 million in fiscal 1997 and by approximately $39 million to $53 million per year beginning in fiscal 1998.

     On January 7, 1997 the Governor filed legislation to abolish county government on July 1, 1998. Most county functions and properties, including jails, houses of correction and courts, would be transferred to the Commonwealth, and all liabilities, debts, leases and contracts of any county would become obligations of the Commonwealth. Under legislation enacted in 1996, Franklin County government will terminate on July 1, 1997 in favor of a regional council of governments. On December 13, 1996 Middlesex County defaulted on a required payment of revenue anticipation notes. The legislature is currently considering legislation that would abolish Middlesex County government on final approval of the legislation and transfer its functions to the Commonwealth. The county's debts and liabilities would be assumed by the Commonwealth.

     The Commonwealth is evaluating the impact upon the Commonwealth of federal welfare reform legislation enacted on August 22, 1996. Current estimates indicate no fiscal 1997 spending impact associated with the federal legislation and an increase of approximately $86 million in federal revenues for the Commonwealth in fiscal 1997.

LIMITATIONS ON TAX REVENUES

     In Massachusetts, efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

     Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year.

     Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

     The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to 1/3 of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund the increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

     Tax revenues in fiscal 1992 through fiscal 1996 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1997 will not reach the limit imposed by either of these statutes.

PROPOSITION 2 1/2

     In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election.

     Many communities have responded to the limitations imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991 and decreased thereafter. In fiscal 1992, 65 communities approved one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures), adding $31.0 million to their levy limits.

     In fiscal 1993, 59 communities added $16.3 million through override votes and in fiscal 1994, only 48 communities had successful override referenda which added $8.4 million to their levy limits. In fiscal 1995, 32 communities added $8.8 million, and in fiscal 1996, 30 communities added $5.8 million to their levy limits. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

     In addition to overrides, Proposition 2 1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 19 communities in fiscal 1996 and totaled $1.5 million. In fiscal 1996, the impact of successful debt exclusion votes going back as far as fiscal 1983, was to raise the levy limits of 229 communities by $125.8 million.

LOCAL AID

     During the 1980's, the Commonwealth increased payments to its cities, towns, and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1997, approximately 20% of the Commonwealth's budget is estimated to be allocated to direct Local Aid. Local Aid payments to cities, towns, and regional school districts take the form of both direct and indirect assistance.

     Direct Local Aid increased from $2.359 billion in fiscal 1992 to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which was an increase of approximately 9.1% above the fiscal 1994 level. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion, an increase of approximately 9.1% above the fiscal 1995 level. It is estimated that fiscal 1997 expenditures for direct Local Aid will be $3.538 billion, which is an increase of approximately 9.0% above the fiscal 1996 level.

     A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns, by requiring, subject to appropriation, that no less than 40% of collections from personal income taxes, sales and use taxes, corporate excise taxes, and lottery fund proceeds be distributed to cities and towns. Under the law, the Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels would be based on new formulas. By its terms, the new formula would have called for a substantial increase in direct Local Aid in fiscal 1992, and would call for such an increase in fiscal 1993 and in subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and fiscal 1992, fiscal 1993, fiscal 1994, fiscal 1995 and fiscal 1996 appropriations for Local Aid did not meet, and fiscal 1997 appropriations for Local Aid do not meet, the levels set forth in the initiative law.

COMMONWEALTH EXPENDITURES

     Fiscal 1992 budgeted expenditures were $13.416 billion. For fiscal 1993, budgeted expenditures were $14.696 billion, representing a 9.6% increase from fiscal 1992. Fiscal 1994 budgeted expenditures were $15.523 billion, an increase of 5.6% from fiscal 1993. Fiscal 1995 budgeted expenditures were $16.251 billion, an increase of 4.7% from fiscal 1994. Fiscal 1996 budgeted expenditures were $16.881 billion, an increase of 3.9% from fiscal 1995. It is estimated that fiscal 1997 budgeted expenditures will be $17.704 billion, an increase of 4.9% over fiscal 1996 levels.

     Commonwealth expenditures since fiscal 1992 largely reflect significant growth in several programs and services provided by the Commonwealth, principally Local Aid, Medicaid and group health insurance, public assistance programs, debt service, pensions, higher education and assistance to the Massachusetts Bay Transportation Authority and regional transit authorities.

     The Commonwealth is responsible for the payment of pension benefits for state employees and for school teachers throughout the state. The Commonwealth is also responsible for cost of living increases payable to local government retirees. State pension expenditures have risen dramatically as the Commonwealth has appropriated moneys to partially address the unfunded liabilities that had accumulated over several decades of "pay-as-you-go" administration of the pension systems for which it is responsible. For several years during the 1980s, the Commonwealth made substantial direct appropriations to pension reserves, in addition to paying current benefits. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Total pension expenditures increased at an average annual rate of 7.6% from $751.5 million in fiscal 1992 to $1.005 billion in fiscal 1996. Total pension expenditures are estimated at $1.067 billion for fiscal 1997. In fiscal 1996, a number of reform measures affecting pensions were enacted into law. Among the most notable were a measure consolidating the assets of the state employees' and teachers' retirement systems into a single investment fund and another that will reform the disability pension system. On November 6, 1996 the Governor filed with the legislature a proposed revised pension funding schedule under which the Commonwealth's unfunded liability for its pension obligations would be amortized more rapidly and would be eliminated by fiscal 2019, ten years earlier than under the current schedule.

LITIGATION

     There are pending in state and federal courts within the Commonwealth and in the U.S. Supreme Court various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

OTHER FACTORS

     Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth. As with most urban states, the continuation of many of the Commonwealth's programs, particularly its human service programs, is, in significant part, dependent upon continuing federal reimbursements, which are expected to decline in fiscal 1997.


                         KEYSTONE MISSOURI TAX FREE FUND

GENERAL

     Missouri's economy includes manufacturing, commerce, trade, services, agriculture, tourism and mining. The State's economy is diversified and closely resembles that of the nation's although growth prospects are less favorable than in the past. It is the nation's fifteenth largest state. The State employment sectors, services, trade and manufacturing, also account for the primary sources of national employment. Recent growth in the manufacturing sector has outpaced the nation as a whole. Labor force growth has remained steady, totaling 2.65 million in 1993, up from 2.3 million in 1980. Through the 1980's and early 1990's the State's unemployment rate essentially mirrored that of the nation; however, adverse changes in military appropriations, which play an important role in the State's economy, could contribute to a significant increase in unemployment. In 1996, according to the Bureau of Labor Statistics, the State ranked seventeenth among the states in unadjusted nonagricultural employment. In November 1996, the State's unemployment rate was estimated to be 4.0% as against the national rate of 5.3%. In recent years, Missouri's wealth indicators have grown at a slower rate than national levels and in 1995 the State's per capita personal income was approximately 94.0% of the average for the nation as a whole.

     Missouri displayed strong fiscal performance during most of the 1980's. However, Missouri has recently experienced difficulties in balancing its budget as a result of increased expenses and declining sources of revenues. Other factors contributing to Missouri's weak fiscal position relate to the reduction of large manufacturing companies, including those in aerospace and the auto industry. The Missouri portions of the St. Louis and Kansas City metropolitan areas together contain over 50% of Missouri's population. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector, which may experience problems comparable to those which are occurring in other states. To the extent that any such problems intensify, there could possibly be an adverse impact on the overall economic condition of the State.

     Currently, general obligations of Missouri are rated "AAA," "Aaa" and "AAA," by S&P, Moody's and Fitch, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

REVENUE AND LIMITATIONS THEREON

     Article X, Section 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "General Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, counties, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

     The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than one percent, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenue adopted by the voters of the State of Missouri.

     The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

     When a local government unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

INDUSTRY AND EMPLOYMENT

     While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. However, since the 1980 to 1983 recession periods Missouri unemployment levels generally approximated or slightly exceeded the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Missouri Fund and, consequently, the value of the shares of the Fund.

     The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,945,813 and 1,016,457 residents, respectively, constituting over fifty percent of Missouri's 1995 population census of approximately 5,339,041. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with nine Fortune 500 industrial companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

     Defense  related  business plays an important  role in Missouri's  economy.
There are a large number of civilians employed at the various military installations and training bases in the state and recent action of the Defense Base Closure and Realignment Commission will result in the loss of a substantial number of civilian jobs in the St. Louis Metropolitan area. Further, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. The contractor receiving the second largest dollar volume of defense contracts in the United States in 1995 was McDonnell Douglas Corporation which lost the number one position it held in 1994 by reason of the merger of the Lockheed and Martin Companies. McDonnell Douglas Corporation is the State's largest employer, currently employing approximately 20,000 employees in Missouri. Recent changes in the levels of military appropriations and the cancellation of the A-12 program has affected McDonnell Douglas Corporation in Missouri and over the last four years it has reduced its Missouri work force by approximately 30%. There can be no assurances that there will be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected. On December 15, 1996, The Boeing Company and McDonnell Douglass Corporation announced that The Boeing Company planned to acquire McDonnell Douglas Corporation. It is impossible to determine what effect, if any, completion of the acquisition will have on the operations of McDonnell Douglas Corporation. However, any shift or loss of production now conducted in Missouri would have a negative impact on the economy of the state and particularly the economy of the St. Louis metropolitan area.

OTHER FACTORS

     Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty. Litigation continues on many issues, court orders are unpredictable, and school district spending patterns have proven difficult to predict. A recent Supreme Court decision favorable to the State may decrease the level of State funding required in the future, but the impact of this decision is uncertain. The State paid $282 million for desegregation costs in fiscal 1994, $315 million for fiscal 1995 and $274 million for fiscal 1996. This expense accounted for close to 7% of total state General Revenue Fund spending in fiscal 1994 and 1995, and close to 5% in fiscal 1996.

                         KEYSTONE NEW YORK TAX FREE FUND

     As described in the prospectus, the New York Fund will generally invest in New York municipal obligations. The New York Fund is therefore susceptible to political, economical, or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York by its various public bodies, and by other entities located within the State, including the City of New York, in connection with the issuance of their respective securities.

THE STATE

     New York State (for purposes of this section of the Appendix, "the State") historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significate changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (for purposes of this section of the Appendix, "the City") has also had to face great competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

     Between 1975 and 1990 total employment grew by 21.3 percent while the labor force grew only by 15.7 percent, unemployment fell from 9.5 percent to 5.2 percent of the labor force. In 1991 and 1992, however, total employment in the State fell by 457,000, or 5.5 percent. As a result, the unemployment rate rose to 8.5 percent, reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

     Although the State ranks 22nd in the nation for its state tax burden, the State has the second highest combined state and local tax burden in the United States. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion.

     The 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax and a variety of more modest changes in other levies. In combination with business tax reductions enacted in 1994, these actions will reduce State taxes by over $5.5 billion by the 1997-98 fiscal year, when compared to the estimated yield in that year of the State tax structure as it applied in 1993-94.

     In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combined significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

1997-98 FISCAL YEAR (EXECUTIVE BUDGET FORECAST)

     The governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. The Executive Budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated Capital Plan. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections as set forth in the Update.

     The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers to other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds with the exception of federal aid) is projected to grow by 1.2 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 2.2 percent from the prior fiscal year.

     The Executive Budget proposes $2.3 billion in actions to balance the 1997-98 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs

     The Executive Budget proposes to close this gap primarily though a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus,and other actions. The 1997-98 Financial Plan projects receipts of the $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million into the CRF and a year-ending CRF reserve of $65 million, and a required repayment of $15 million to the TSRF. Detailed explanations of the 1997-98 Financial Plan follow a discussion of the economic outlook.

ECONOMIC OUTLOOK

         U.S. Economy

     The State has updated its mid-year forecast of national and State economic activity through the end of calendar year 1998. The current projection is for slightly slower growth than expected in the MidYear Update. The revised forecast projects real Domestic Gross National Product (GDP) growth of 2.3 percent in 1997, which is the same rate now estimated for 1996, followed by a 2.4 percent increase in 1998. The growth of nominal GDP is expected to rise from 4.3 percent in 1996 to 4.5 percent in 1997 and 4.8 percent in 1998. The inflation rate is expected to remain stable at 2.9 percent in 1997 and decrease to 2.8 percent in 1998. The annual rate of job growth is expected to slow to 1.6 percent in both 1997 and 1998, down from the 2.0 percent increase in 1996. Growth in personal income and wages are expected to slow accordingly in 1997 and 1998.

         State Economy

     The State economic forecast has been changed only slightly from the one formulated with the Mid-Year Update. Moderate growth is projected to continue in 1997 for employment, wages, and personal income, followed by a slight slowing in 1998. Personal income is estimated to have grown by 5.2 percent in 1996, fueled in part by an unusually large increase in financial sector bonus payments, and is projected to grow 4.5 percent in 1997 and 4.2 percent in 1998. Overall employment growth will continue at a modest rate, reflecting the moderate growth of the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

1996-97 FISCAL YEAR

     The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period, and revise estimates of receipts and disbursements for the then current fiscal year. The First Quarter Update was incorporated into the cash-basis State Financial Plan of July 25, 1996.

     The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflects a balanced 1996=97 State Financial Plan, and a projected reserve in the General Fund of $300 million.

     The State also updated its forecast of national and State economic activity through the end of calendar year 1997 to reflect the stronger-than-expected growth in the first half of 1996. The national economic forecast has been changed slightly from the initial forecast on which the original 1996-97 State Financial Plan was based. The revised forecast projects real Gross Domestic Product growth in the nation of 2.5 percent for 1996 and 2.4 percent in 1997. The inflation rate is expected to be 3.0 percent in 1996 and 2.9 percent in 1997. The annual rate of job growth is expected to slow gradually to about 1.8 percent in 1997, down from 2.2 percent in 1996. Growth in personal income and wages are expected to slow accordingly.

     The State economic forecast haws been changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth is projected to continue through the second half of 1996, with employment wages and incomes continuing their modest rise. Personal income is projected to increase by 5.2 percent in 1996 and 4.7 percent in 1997, reflecting robust projected wage growth fueled in part by financial sector bonus payments. Overall employment growth will continue at a modest rate, reflecting the slowdown in the national economy, continued spending restraint in government, and restructuring in the health care and financial sectors.

     Actual receipts thought the first two quarters of the 1996-97 State fiscal year reflected strongerthan-expected growth in most taxes, with actual receipts exceeding expectations by $250 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal years were increased by $420 million. Most of this projected increase was in the yield of the personal income tax ($241 million), with additional increases expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees were revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

     The 1996-97 General Fund Financial Plan continues to be balanced. The Division of the Budget projects that, prior to taking the actions described below, the General Fund Financial Plan would have shown an operating surplus or approximately $1.3 billion. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997. This has the effect of raising taxpayer's current take-home pay rather than requiring taxpayers to wait until the spring of 1998 for larger refunds. The Financial Plan assumes the use of $250 million for this purpose. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997-98 fiscal year, which produces a benefit for the 1997-98 Financial Plan. Finally, $65 million is projected to be deposited into the TSRF (in addition to the required deposit of $15 million), increasing the cash balance in that fund to $317 million by the end of 1996-97.

     Projected General Fund disbursements are reduced by a total of $348 million from the Mid-Year Update, with changes made in most categories of the Financial Plan. Most of this savings is attributable to reductions in local assistance spending, primarily due to significant reestimates in social services spending to reflect lower case load growth, yielding savings of $226 million. General State Charges are reduced $76 million to reflect lower pension and fringe benefit costs. The General State Charges estimate includes savings achieved from the refinancing of certain pension liabilities through the issuance of long-term debt as planned, and the payment of that liability to the State Retirement System. Transfers for the Capital Projects Fund have been reduced $31 million to reflect slower-than-expected capital disbursements for the balance of the fiscal year. Reductions in debt service costs of $21 million reflect savings from refundings undertaken in the current fiscal year, as well as savings from improved interest rates in the financial markets.

     The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million would be on deposit in the TSRF, while another $41 million would remain on deposit in the CRF as a reserve for litigation or other unbudgeted costs to the Financial Plan. The TSRF had an opening balance of $237 million, to be supplemented by a required payment of $15 million and an extraordinary deposit of $645 million from surplus 1996-97 monies. The $9 million on deposit in the Review Accumulation fund will be drawn down as planned. A planned deposit if $85 million to the CRF, projected to be received from contractual efforts to maximize federal revenue, is no longer expected to be deposited this year.

1995-96 FISCAL YEAR

     The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995- 96 fiscal year was formulated on June 20, 1995 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated quarterly pursuant to law in July, October and January.

     The 1995-96 budget was the first to be enacted in the administration of the Governor, who assumed office on January 1, 1995. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-year decline in General Fund disbursements. Spending for State operations was projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (I.E., excluding Federal aid) was proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income taxpayers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

     This gap was projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projected (I) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

     There are risks and uncertainties concerning the future-year impact of tax reductions and other measures in the 1995-96 budget.

     The 1995-96 State Financial Plan included actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The DOB estimated that the 1995-96 State Financial Plan contains actions that provide nonrecurring resources or savings totaling approximately $900 million. These included the use of balances set aside originally for mass transportation aid ($220 million), the use of a reserve established to fund pension supplementation cost ($110 million) and the use of lottery balances ($62 million) The
Comptroller believed that the amount of nonrecurring resources or savings exceeds $1.0 billion. The DOB also estimates that the 1995-96 State Financial Plan contained nonrecurring expenditures totaling nearly $250 million. These include the payment of social services litigation ($65 million), the deposit to the Contingency Reserve Fund ($40 million), the payment of 1993- 94 pension charges ($56 million) and aid for maintenance costs of local schools ($45 million). The net amount of nonrecurring resources used in the 1995-96 State Financial Plan, accordingly, was estimated by the DOB at over $600 million.

     In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflected actions that will directly affect the State' 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995- 96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development. The net impact of these factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97

     As part of the early release of the 1996-97 Executive Budget, the State updated its 1995-96 cash-basis State Financial Plan (the "Financial Plan Update") on December 15, 1995, as a part of the Governor's Executive Budget presentation.

     The State updated its forecast of national and State economic activity through the end of calendar year 1996. The national economic forecast remained basically unchanged from the initial forecast on which the original 1995-96 State Financial Plan was based, while the State economic forecast was marginally weaker.

     Actual receipts through the first two quarters of the 1995-96 State fiscal year fell short of expectations by $101 million. Much of this shortfall was due to timing-related delays in sources other than taxes. Based on the revised economic outlook and actual receipts for the first six months of 1995- 96, projected General Fund receipts for the 1995-96 State fiscal year were reduced by $73 million, offset by $2 million in increased revenues and transfers associated with actions taken in the Management Review Plan. Actual disbursements through the first six months of the fiscal year were $89 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. No savings were included in the Mid-Year Update from this slower-than-expected spending. Projected disbursements for the 1995-96 State fiscal year were reduced by $30 million because spending increases in local assistance and State operations was more than offset by debt service savings and the reductions from the Management Review Plan.

     The 1995-96 General Fund Financial Plan continued to be balanced, with reductions in projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies (the largest of which is for school aid resulting from revisions to data submitted by school districts), and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. Tax receipts were projected to be $29.57 billion, $8 million less than in the earlier plan. Miscellaneous receipts and transfers from other funds were estimated at $3.15 billion, $65 million lower than in the Mid-Year Update. The largest single change in these estimates is attributable to the lag in achieving $50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year.

     Projected  General  Fund  disbursements  were  reduced  by a  total  of $73 million, with changes made in most major categories of the 1995-96 State Financial Plan. The reduction in overall spending masks the impact of deficiency requests totaling more than $140 million, primarily for school aid and tuition assistance to college students. Offsetting reductions in spending are attributable to the continued maintenance of strict controls on spending through the fiscal year by State agencies, yielding savings of $50 million. Reductions of $49 million in support for capital projects reflect a stringent review of all capital spending. Reductions of $30 million in debt service costs reflect savings from refundings undertaken in the current fiscal year, as well as savings from lower interest rates in the financial market. Finally, the 1995-96 Financial Plan reflected reestimates based on actual results through November, the largest of which is a reduction of $70 million in projected costs for income maintenance. This reduction is consistent with declining caseload projections.

     The balance in the General Fund at the close of the 1995-96 fiscal year was expected to be $172 million, entirely attributable to monies in the Tax Stabilization Reserve Fund following the required $15 million payment into that Fund. A $40 million deposit to the Contingency Reserve Fund included as part of the enacted 1995-96 budget will not be made, and the minor balance of $1 million currently in the Fund will be transferred to the General Fund. These Contingency Reserve Fund monies are expected to support payments from the General Fund for litigation related to the State's Medicaid program, and for federal disallowances.

     Changes in federal aid programs currently pending in Congress were not expected to have a material impact on the State's 1995-96 Financial Plan, although prolonged interruptions in the receipt of federal grants could create adverse developments, the scope of which can not be estimated at this time. The major remaining uncertainties in the 1995-96 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year.

PAST YEARS

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95 as described below.

1994-95 FISCAL YEAR

     New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the Local Governmental Assistance Corporation ("LGAC") program.

     Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

     Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

     The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $159 million gap-closing plan, submitted to the Legislature in connection with the 1995- 96 Executive Budget.

1993-94 FISCAL YEAR

     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account was used to pay taxpayer refunds.

     Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1993-94 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.

     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

     The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

     Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted form lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher than expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

     During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance a the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

1992-93 FISCAL YEAR

     The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

     The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

     There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

     Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1992). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

LOCAL GOVERNMENT ASSISTANCE CORPORATION

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except as cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995- 96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments form the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

     In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed constitutional amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financings mechanisms for State facilities.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

     LGAC is authorized to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year, to redeem notes sold in June 1995, completing its financing program as discussed above.

RATINGS

     On July 13, 1995, Standard & Poor's confirmed its rating on the State's general obligation bonds of A-. On July 3, 1995 Moody's confirmed its rating on the State's general obligation long-term indebtedness of A.

THE CITY OF NEW YORK

     The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from the State. The City depends on State Aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP Standards. During the 1990 and 1991 fiscal years, the City experienced significant shortfalls in almost all of its major tax sources and increases in social service costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with its financial plan. For fiscal 1993, the City achieved balanced operating results.

     In response to the City's financial crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York ( the "Financial Emergency Act") which, among other things, established the New York State
Financial Control Board (the "Control Board") to oversee the City's financial affairs, the Office of the State Deputy Comptroller for New York ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities, and a "Control Period" which existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a "Control Period." Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

     The City submits its financial plans as well as the periodic updates to the Control Board for its review. In August 1993, the City submitted to the Control Board its 1994-1997 Financial Plan. The Financial Plan projected a balanced budget in fiscal 1994, based on revenues of approximately $31.250 billion. The Financial Plan also predicted budget gaps of approximately $1.3 billion in fiscal year 1995, $1.8 billion in fiscal year 1996 and $2.0 billion in fiscal year 1997.

     Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid are not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's Financial Plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

     On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.

AUTHORITIES

     New York State's authorities are generally responsible for financing, constructing and operating revenue-producing public benefit facilities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the inccurrence of debt which applies to the State itself and may issue bonds and notes within the amounts permitted by, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related.

     As of September 30, 1994, the date of the latest data available, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt including refunding bonds, of the these 18 public authorities was $70.3 billion.

     As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

     Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for state local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under those arrangements if local assistance payments are so diverted, the affected localities could seek additional state assistance. Some authorities also received monies from state appropriations to pay for the operating costs of certain programs.

     The Metropolitan Transportation Authority (the "MTA") oversees the operation of New York City's bus and subway systems and, through its affiliates and subsidiaries, operates certain commuter rail and bus lines and a rapid transit line. Through an affiliate, the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended and will continue to depend upon Federal, State, local government and agency support to operate the mass transit portion of these operations because fare revenues are insufficient. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional state assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of 1/4 of 1% of mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region served by the MTA be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional state petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1995-1996 State Fiscal Year, total state assistance to the MTA is estimated at approximately $1.1 billion.

     In 1993, State legislation authorized the funding of a 5-year $9.56 billion MTA Capital Plan for the 5-year period, 1993 through 1996 (the "1992-1996 Capital Program"). The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board, as state law requires. This is the third 5-year plan since the legislature authorized procedures for the adoption, approval and amendment of a 5-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation system and to supplement, replace and rehabilitate facilities and equipment. The MTA and its affiliates are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusion) to finance a portion of the 1992- 1996 Capital Program.

     There can be no assurance that all the necessary governmental actions for the 1992-1996 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program, or parts thereof, will not be delayed or reduced. If the Capital Program is delayed or reduced, ridership and fair revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional state assistance.

AGENCIES AND LOCALITIES

     Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance during the State's 1995-1996 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State receipts and disbursements in the State's 1995-1996 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board of the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short term and long term borrowing. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of these local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending 1993.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

LITIGATION

     Certain litigation pending against the State or its officers or employees could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. The State believes that the 1995-1996 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-1996 State Financial Plan reserves for the payment of judgments and, thereby, affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. Among the more significant of these cases are those that involve: (1) the validity of agreements and treaties by which various Indian tribes transferred title to the state of certain land in central and upstate New York; (2) certain aspects of the State's Medicaid rates and regulations; (3) treatment provided at several state mental health facilities; (4)alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers;(5) the validity of certain surchages on hospital bills and (6) the assessment of petroleum business taxes on fuel purchased out of state.


                       KEYSTONE PENNSYLVANIA TAX FREE FUND

GENERAL

     The Commonwealth of Pennsylvania, the fifth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind in both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for 58 major corporations. Pennsylvania's average annual unemployment rate for the years 1990 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for March, 1997 was 5.1% and for the United States for March, 1997 was 5.2%. The population of Pennsylvania, 12,056 million people in 1996 according to the U.S. Bureau of the Census, represents an increase from the 1987 estimate of 11,811 million. Per capita income in Pennsylvania for 1995 of $23,558 was higher than the per capita income of the United States of $23,208. . The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996 with positive fund balances of $892,940, $688,304 and $635,182, respectively.

DEBT

     The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $5,054 million at June 30, 1996. The
Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At March 11, 1997, all outstanding general obligation bonds of the Commonwealth were rated AA- by Standard & Poor's Corporation and A-1 by Moody's Investors Service, Inc. (see Appendix A). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2001, the Commonwealth has projected that it will issue notes and bonds totaling $2,325 million and retire bonded debt in the principal amount of $2,239 million.

     Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of December 31, 1996, total combined debt outstanding for these agencies was $8,356 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a statecreated agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

LOCAL GOVERNMENT DEBT

     Numerous local government units in Pennsylvania issue general obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefitting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

LITIGATION

     Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, in BABY NEAL V. COMMONWEALTH, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In PENNSYLVANIA ASSOCIATION OF RURAL AND SMALL SCHOOLS V. CASEY, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

OTHER FACTORS

     The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligers, depending upon the Pennsylvania Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligers of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.


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                                   APPENDIX B

-------------------------------------------------------------------------------


                      CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A.       MUNICIPAL NOTES

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

     a. Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note), and

     b. Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note ratings are as follows:

     1. SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     2. SP-2 - Satisfactory capacity to pay principal and interest.

     3. SP-3 - Speculative capacity to pay principal and interest.

B.       TAX EXEMPT DEMAND BONDS

     S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+" ).

C.       CORPORATE AND MUNICIPAL BOND RATINGS

     An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

     The ratings are based, in varying degrees, on the following considerations:

     a. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     b. Nature of and provisions of the obligation; and

     c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

C.       BOND RATINGS ARE AS FOLLOWS:

     a. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     b. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay prncipal in accordance with the terms of teh obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D.       MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

Moody's ratings are as follows:

     1. AAA - Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     2. AA - Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

     3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. BAA - Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. BA - Bonds which are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through BAA in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CON. (---) - Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Those municipal bonds in the AA, A, and BAA groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA 1, A 1, and BAA 1.


                            MONEY MARKET INSTRUMENTS

     Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

     Commercial paper will consist of issues rated at the time of purchase A-1, by Standard & Poor's Ratings Group (S&P), or PRIME-1 by Moody's Investors Service, Inc., (Moody's) or F-1 by Fitch Investors Services, L.P. (Fitch's); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase AAA, AA or A by Moody's, or AAA, AA or A by S&P, or will be determined by a Fund's investment adviser to be of comparable quality.

A.       S&P RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

     1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       MOODY'S RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

     1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

         1)       leading market positions in well-established industries;
         2)       high rates of return on funds employed;
         3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
         4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
         5) well established access to a range of financial markets and assured sources of alternate liquidity.

     In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

CERTIFICATES OF DEPOSIT

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks or of savings and loan associations, including their branches abroad, and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

     The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by a Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association (GNMA). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S. government.

     Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

     Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in the securities issued by such an instrumentality only when a Fund's investment adviser determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

MUNICIPAL LEASE OBLIGATIONS

     Municipal lease obligations purchased primarily through Certificates of Participation ("COPs") are used by state and local governments to finance the purchase of property, and function much like installment purchase obligations. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. The lessor is, in effect, a lender secured by the property being leased. A feature which distinguishes CPOs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property will be less than the amount the government lessee was paying.

     Criteria considered by the rating agencies and a Fund's investment adviser in assessing the risk of appropriation include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in each Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the Fund's investment adviser and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for each Fund's investment, including an assessment of the likelihood that the leases will not be cancelled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by each Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.


               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

     The Funds (with the exception of the New Jersey Fund) intend to enter into financial futures contracts as a hedge against changes in prevailing levels of interest rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by a Fund or as a hedge against changes in the prices of securities held by a Fund or to be acquired by a Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest rates.

     For example, when a Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when a Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, a Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

     The Funds intend to engage in options transactions which are related to financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

     Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Funds' exposure to interest rate and/or market fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Funds do not intend to take delivery of the instruments underlying futures contracts they hold, the Funds do not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

     Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify financial instruments or financially based indexes as the underlying commodity.

     U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

     The sale of an interest rate futures contract creates an obligation by a Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by a Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS, OTHER THAN STOCK INDEX BASED

     It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed, the Funds will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Funds' portfolios.

     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by a Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when a Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

     Each Trust intends to enter into arrangements with its custodian and with Brokers to enable the initial margin of a Fund and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which a Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which a Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to a Fund.

     There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON FINANCIAL FUTURES

     The Funds intend to purchase call and put options on financial futures contracts and sell such options to terminate an existing position. Options on futures are similar to options on stocks except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

     The Funds intend to use options on financial futures contracts in connection with hedging strategies. In the future the Funds may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

     The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

     The purchase of call options on financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when a Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

     The Funds may employ new investment techniques involving financial futures contracts and related options. The Funds intend to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. Each Trust believes that no additional techniques have been identified for employment by the Funds in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

     A Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

     The Funds intend that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that a Fund owns, or futures contracts will be purchased to protect a Fund against an increase in the price of securities it intends to purchase. The Funds do not intend to enter into futures contracts for speculation.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with each Trust's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

     For federal income tax purposes, a Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, a Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

     Financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

     At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in a Fund's portfolio. In addition, futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above for financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. A Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                          KEYSTONE STATE TAX FREE FUND

                                     PART C

                                OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

Item 24(a).  FINANCIAL STATEMENTS

The Audited Financial Statements listed below are incorporated by reference to the Registrant's Annual Report dated March 31, 1997.

All financial statements listed below are included in the Registrant's Statement of Additional Information.

     KEYSTONE FLORIDA TAX FREE FUND

     Schedule of Investments                 March 31, 1997

     Financial  Highlights

     Class A Shares                          For  each  of  the   years  in  the
                                             six-year  period  ended  March  31,
                                             1997,   and  for  the  period  from
                                             December 28, 1990  (Commencement of
                                             Operations) to March 31, 1991

     Class B Shares                          For  each  of  the   years  in  the
                                             four-year  period  ended  March 31,
                                             1997,   and  for  the  period  from
                                             February 1, 1993  (Commencement  of
                                             Operations) to March 31, 1991

     Class C Shares                          For  each of the  years  in the six
                                             year period  ended March 31,  1997,
                                             and for the period from February 1,
                                             1993  (Commencement  of Operations)
                                             to March 31, 1991

     Statement of Assets and Liabilities     March 31, 1997

     Statement of Operations                 Year ended March 31, 1997

     Statements of Changes In Net Assets     For  each  of  the   years  in  the
                                             two-year  period  ended  March  31,
                                             1997
     KEYSTONE MASSACHUSETTS TAX FREE FUND

     Schedule of Investments                 March 31, 1997

     Financial Highlights


     Class A Shares                          For  each  of  the   years  in  the
                                             three-year  period  ended March 31,
                                             1997,   and  for  the  period  from
                                             February 4, 1994  (Commencement  of
                                             Operations) to March 31, 1994

     Class B Shares                          For  each  of  the   years  in  the
                                             three-year  period  ended March 31,
                                             1997,   and  for  the  period  from
                                             February 4, 1994  (Commencement  of
                                             Operations) to March 31, 1994

     Class C Shares                          For  each  of  the   years  in  the
                                             three-year  period  ended March 31,
                                             1997,   and  for  the  period  from
                                             February 4, 1994  (Commencement  of
                                             Operations) to March 31, 1994


     Statement of Assets and Liabilities     March 31, 1997

     Statement of Operations                 Year ended March 31, 1997

     Statements of Changes In Net Assets     For each of the years in the
                                             two-year period ended March 31,
                                             1997

     KEYSTONE NEW YORK TAX FREE FUND

     Schedule of Investments                 March 31, 1997

     Financial Highlights

     Class A Shares                          For  each  of  the   years  in  the
                                             three-year  period  ended March 31,
                                             1997,   and  for  the  period  from
                                             February 4, 1994  (Commencement  of
                                             Operations) to March 31, 1994

     Class B Shares                          For  each  of  the   years  in  the
                                             three-year  period  ended March 31,
                                             1997,   and  for  the  period  from
                                             February 4, 1994  (Commencement  of
                                             Operations) to March 31, 1994

     Class C Shares                          For  each  of  the   years  in  the
                                             three-year  period  ended March 31,
                                             1997,   and  for  the  period  from
                                             February 4, 1994  (Commencement  of
                                             Operations) to March 31, 1994


     Statement of Assets and Liabilities     March 31, 1997

     Statement of Operations                 Year ended March 31, 1997

     Statements of Changes In Net Assets     For each of the years in two-year
                                             period ended March 31, 1997


     KEYSTONE PENNSYLVANIA TAX FREE FUND

     Schedule of Investments                 March 31, 1997

     Financial Highlights

     Class A Shares                          For  each  of  the   years  in  the
                                             six-year  period  ended  March  31,
                                             1997,   and  for  the  period  from
                                             December 27, 1990  (Commencement of
                                             Operations) to March 31, 1991

     Class B Shares                          For  each  of  the   years  in  the
                                             four-year  period  ended  March 31,
                                             1997,   and  for  the  period  from
                                             February 1, 1993  (Commencement  of
                                             Operations) to March 31, 1991

     Class C Shares                          For  each of the  years  in the six
                                             year period  ended March 31,  1997,
                                             and for the period from February 1,
                                             1993  (Commencement  of Operations)
                                             to March 31, 1991

     Statement of Assets and Liabilities     March 31, 1997

     Statement of Operations                 Year ended March 31, 1997

     Statements of Changes In Net Assets     For each of the years in the
                                             two-year period ended March 31,
                                             1997

     ALL FUNDS

     Notes to Financial Statements

     Independent Auditors' Report            May 2, 1997

Item 24(b) Exhibits

(1)      Registrant's Declaration of Trust, as amended (the "Declaration of
         Trust")(1)

(2)(a)   Registrant's By-Laws(2)
   (b)   Amendment to By-Laws(3)

(3)      Not applicable

(4)(a)   Declaration of Trust, as amended, Articles II, V, VI and VIII(1)
   (b)   Registrant's By-Laws, Article 2, Section 2.5(2)

(5) Investment Advisory and Management Agreement between Registrant and Keystone Investment Management Company ("KIMCO")(the "Advisory Agreement")(3)

(6)(a) Principal Underwriting Agreement between Registrant and Evergreen Keystone Distributor, Inc. ("EKD") for each class of the Registrant's Shares (the "Principal Underwriting Agreements")(3)
   (b)   Form of Dealer Agreement used by EKD(3)

(7)      Not applicable

(8) Custodian, Fund Accounting and Recordkeeping Agreement between Registrant and State Street Bank and Trust Company(2)

(9)(a) Form of Marketing Services Agreement between EKD and Evergreen Keystone Investment Services, Inc. ("EKIS") (the "Marketing Services Agreement")(2)
   (b) Form of Sub-Adminstrator Agreement between KIMCO and BISYS Fund Services, Inc. (the "Sub-Administrator Agreement")(2)
   (c) Principal Underwriting Agreements with EKIS, Registrant's former principal underwriter (each a "Continuation Agreement")(2)

(10) An opinion and consent of counsel as to the legality of securities registered(3)

(11)     Consent as to use of Independent Auditors Report(6)

(12)     Not applicable

(13)     Subscription Agreement(4)

(14)     Copies of model plans used in the establishment of retirement plans(5)

(15)     Copies of each of Registrant's Class A, B and C Distribution Plans(2)

(16)     Performance calculations(3)

(17)     Financial Data Schedules(3)

(18)     Multiple Class Plan(1)

(19)     Powers of Attorney(6)

----------------
(1)  Filed with Post-Effective Amendment No. 10 ("Post-Effective Amendment
     No. 10") to Registration Statement No.33-37131/811-6181 (the "Registration Statement") and incorporated by reference herein.

(2) Filed with Post-Effective Amendment No. 11 ("Post-Effective Amendment No. 11") to the Registration Statement and incorporated by reference herein.

(3) Filed with Post-Effective Amendment No. 12 ("Post-Effective Amendment No. 12") to the Registration Statement and incorporated by reference herein.

(4)  Filed with the Registration Statement and incorporated by reference herein.

(5) Filed with Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96 and incorporated by reference herein.

(6)  Filed herewith.


Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable.

Item 26. Number of Holders of Securities

                                                     Number of Record
Title of Class                                  Holders as of August 29, 1997
--------------                                  ----------------------------

         Shares of Beneficial                        Class A -   626
         Interest, without par                       Class B -   928
         value - Florida Fund                        Class C -    90

         Shares of Beneficial                        Class A -    45
         Interest, without par                       Class B -   202
         value - Massachusetts Fund                  Class C -    46

         Shares of Beneficial                        Class A -    98
         Interest, without par                       Class B -   452
         value - New York                            Class C -    40

         Shares of Beneficial                        Class A -   667
         Interest, without par                       Class B - 1,205
         value - Pennsylvania Fund                   Class C -   192

Item 27. Indemnification

         Provisions for the indemnification of the Registrant's Trustees and officers are contained in Article VIII of Registrant's Declaration of Trust, a copy of which was filed with Post-Effective Amendment No. 10 and is incorporated by reference herein.

         Provisions for the indemnification of EKD, the Registrant's Principal Underwriter, are contained in Section 10 of the Class A and C Principal Underwriting Agreements, copies of the form of which were filed with Post-Effective Amendment No. 12 and are incorporated by reference herein.


         Provisions for the indemnification of EKD are contained in Section 9 of the Class B-2 Principal Underwriting Agreement, a copy of the form of which was filed with Post-Effective Amendment No. 12 and is incorporated by reference herein.

         Provisions for the indemnification of EKIS are contained in Section 5 of the Class A and C Continuation Agreement, a copy of which was filed with Post-Effective Amendment No. 12 and is incorporated by reference herein.

         Provisions for the indemnification of EKIS are contained in Section 9 of the Class B Continuation Agreements, copies of which were filed with Post-Effective Amendment No. 12 and are incorporated by reference herein.

         Provisions for the indemnification of KIMCO, Registrant's investment adviser, are contained Post-Effective Amendment No. 12 and is incorporated by reference herein.


Item 28. Businesses and Other Connections of Investment Adviser

         The following table lists the names of the various officers and directors of Keystone Investment Management Company, Registrant's investment adviser, and their respective positions. For each named individual, the table lists, for at least the past two fiscal years, (i) any other organizations (excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                        LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY

                                    Position with
                                    Keystone
                                    Investment
Name                                Management Company        Other Business Affiliations
----                                ------------------        ---------------------------
Albert H.                           Chairman of               Senior Vice President
Elfner, III*                         the Board,                 First Union Keystone, Inc.
                                     Chief Executive            Keystone Asset Corporation
                                     Officer                  President and Director:
                                                                Keystone Trust Company
                                                              Director or Trustee:
                                                                Evergreen Keystone Investment Services, Inc
                                                                Evergreen Keystone Service Company
                                                                Boston Children's Services Associates
                                                                Middlesex School
                                                                Middlebury College
                                                              Formerly:
                                                              Chairman of the Board,
                                                                Chief Executive Officer,
                                                                President and Director:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Keystone Capital Corporation
                                                              Trustee or Director:
                                                                Neworld Bank
                                                                Robert Van Partners, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Chairman of the Board and Director:
                                                                Keystone Fixed Income Advisers, Inc.
                                                                Keystone Institutional Company, Inc.

Herbert L.                         Senior Vice                None
Bishop, Jr.*                         President

Donald C. Dates*                   Senior Vice                None
                                    President

Gilman Gunn*                       Senior Vice                None
                                    President,
                                    Chief Investment
                                    Officer

Edward F.                          Senior Vice                Formerly Senior Vice President,
Godfrey*                            President,                Chief Financial Officer and Treasurer:
                                    Chief Operating             First Union Keystone, Inc.
                                    Officer                     Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Treasurer:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Treasurer and Director:
                                                                Hartwell Keystone Advisers, Inc.

Rosemary D.                        Senior Vice                Senior Vice President:
Van Antwerp*                        President,                  Evergreen Keystone Service Company
                                    Secretary                   Senior Vice President and Secretary:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Senior Vice President, General Counsel and Secretary:
                                                                Keystone Investments, Inc.
                                                              Senior Vice President and General Counsel:
                                                                Keystone Institutional Company, Inc.
                                                              Senior Vice President, General Counsel and Director:
                                                                Fiduciary Investment Company, Inc.
                                                              Senior Vice President, General Counsel, Director and Secretary:
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                              Senior Vice President and Secretary:
                                                                Hartwell Keystone Advisers, Inc.
                                                              Vice President and Secretary:
                                                                Keystone Fixed Income Advisers, Inc.

J. Kevin Kenely*                   Vice President             Vice President:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Formerly:
                                                              Controller
                                                                Keystone Investments, Inc.
                                                                Keystone Investment Management Company
                                                                Keystone Investment Distributors Company
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Vice President:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                                Keystone Investments, Inc.

John D. Rogol*                     Vice President             Vice President and
                                                              Controller:
                                                                Evergreen Keystone Investment Services, Inc.
                                                              Treasurer and Vice President:
                                                                Evergreen Keystone Service Company
                                                              Controller:
                                                                Keystone Asset Corporation
                                                              Formerly:
                                                              Controller:
                                                                Keystone Institutional Company, Inc.
                                                                Keystone Management, Inc.
                                                                Keystone Software, Inc.
                                                                Fiduciary Investment Company, Inc.
                                                              Formerly Vice President and Controller:
                                                                Keystone Investments, Inc.

Christopher P.                     Senior Vice                None
Conkey*                             President, Chief
                                    Investment Officer

J. Gary Craven*                    Senior Vice                None
                                    President

Richard Cryan*                     Senior Vice                None
                                    President

Maureen E.                         Senior Vice                None
Cullinane*                           President

Betsy Hutchings*                   Senior Vice                None
                                    President

Walter T.                          Senior Vice                None
McCormick*                          President

James F. Angelos**                 Vice President,            None
                                     Chief Compliance
                                     Officer

John Addeo*                        Vice President             None

Andrew Baldassarre*                Vice President             None

David Benhaim*                     Vice President             None

Donald Bisson*                     Vice President             None

Francis X. Claro*                  Vice President             None

Kristine R.                        Vice President             None
Cloyes*

Patrick T. Bannigan**              Vice President             None

Liu-Er Chen*                       Vice President             None

George E. Dlugos*                  Vice President             None

Antonio T. Docal*                  Vice President             None

Dana E. Erikson*                   Vice President             None

Gordon M. Forrester*               Vice President             None

Thomas L. Holman*                  Vice President             None

George J. Kimball*                 Vice President             None

JoAnn L. Lyndon*                   Vice President             None

Craig Lewis*                       Vice President             None

John C.                            Vice President             None
Madden, Jr.*

Eleanor H. Marsh*                  Vice President             None

James D. Medvedeff*                Vice President             None

Stanley  M. Niksa*                 Vice President             None

Jonathan A. Noonan*                Vice President             None

Robert E. O'Brien*                 Vice President             None

Margery C. Parker*                 Vice President             None

William H. Parsons*                Vice President             None

Joyce W. Petkovich*                Vice President             None

Gary E. Pzegeo*                    Vice President             None

Harlen R. Sanderling*              Vice President             None

Thomas W. Trickett*                Vice President             None

Kathy K. Wang*                     Vice President             None

Judith A. Warners*                 Vice President             None

Peter Willis*                      Vice President             None

Walter Zagrobski*                  Vice President             None


     *Located at Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116.
    **Located at First Union National Bank, 301 South College Street, Charlotte, North Carolina 28288

Item 29. Principal Underwriters

     Evergreen Keystone Distributor, Inc.
     The Director and principal executive officers are:

         Director          Michael C. Petrycki

         Officers          Robert A. Hering        President
                           Michael C. Petrycki     Vice President
                           Lawrence Wagner         VP, Chief Financial Officer
                           Steven D. Blecher       VP, Treasurer, Secretary
                           Elizabeth Q. Solazzo    Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   Evergreen Income and Growth Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen International Equity  Fund
        Evergreen Balanced Fund
        Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen Short-Intermediate Bond Fund(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina  Municipal Bond Fund
        Evergreen Virginia  Municipal Bond Fund
        Evergreen High Grade Tax Free Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund
        Evergreen VA Strategic Income Fund
        Evergreen VA Aggressive Growth Fund
   Keystone Quality Bond Fund (B-1)
   Keystone Diversified Bond Fund (B-2)
   Keystone High Income Bond Fund (B-4)
   Keystone Balanced Fund (K-1)
   Keystone Strategic Growth Fund (K-2)
   Keystone Growth and Income Fund (S-1)
   Keystone Small Company Growth Fund (S-4)
   Keystone Capital Preservation and Income Fund
   Keystone Fund for Total Return
   Evergreen Latin America Fund
   Keystone Global Opportunities Fund
   Keystone Global Resources and Development Fund
   Keystone Institutional Adjustable Rate Fund
   Keystone Institutional Trust
        Keystone Institutional Small Capitalization Growth Fund
   Keystone Intermediate Term Bond Fund
   Keystone International Fund Inc.
   Keystone Omega Fund
   Keystone Precious Metals Holdings, Inc.
   Keystone Small Company Growth Fund II
   Keystone State Tax Free Fund
        Keystone New York Tax Free Fund
        Keystone Pennsylvania Tax Free Fund
        Keystone Massachusetts Tax Free Fund
        Keystone Florida Tax Free Fund
   Keystone State Tax Free Fund - Series II
        Keystone Missouri Tax Free Fund
        Keystone California Tax Free Fund
   Keystone Strategic Income Fund
   Keystone Tax Free Fund
   Keystone Tax Free Income Fund

Item 29(c). - Not applicable

Item 30.      Location of Accounts and Records

              First Union Keystone, Inc.
              200 Berkeley Street
              Boston, Massachusetts  02116-5034

              State Street Bank and Trust Company
              1776 Heritage Drive
              Quincy, Massachusetts 02171

              Iron Mountain
              3431 Sharp Slot Road
              Swansea, Massachusetts 02777

Item 31.      Management Services

              Not applicable.

Item 32.      Undertakings

              Upon request and without charge Registrant hereby undertakes to furnish each person to whom a copy of Registrant's prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 18th day of September, 1997.

                                       KEYSTONE STATE TAX FREE FUND

                                       By:/s/ George S. Bissell
                                          -----------------------------------
                                          George S. Bissell

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of September, 1997.



/s/ George S. Bissell                   /s/ Charles F. Chapin
------------------------                -------------------------          -------------------------
George S. Bissell                       Charles F. Chapin*                 William Walt Pettit
Chairman of the Board of Trustees       Trustee                            Trustee
  and Chief Executive Officer

/s/ John J. Pileggi                     /s/ K. Dun Gifford                 /s/ David M. Richardson
-------------------------               -------------------------          -------------------------
John J. Pileggi                         K. Dun Gifford*                    David M. Richardson*
President amd Treasurer (Principal      Trustee                            Trustee
  Financial and Accounting Officer)

/s/ Frederick Amling
-------------------------               -------------------------          -------------------------
Frederick Amling*                       James S. Howell                    Russell A. Salton, III MD
Trustee                                 Trustee                            Trustee

                                        /s/ Leroy Keith, Jr.
-------------------------               -------------------------          -------------------------
Laurence B. Ashkin                      Leroy Keith, Jr.*                  Michael S. Scofield
Trustee                                 Trustee                            Trustee

/s/ Charles A. Austin, III              /s/ F. Ray Keyser, Jr.             /s/ Richard J. Shima
-------------------------               -------------------------          -------------------------
Charles A. Austin, III*                 F. Ray Keyser, Jr.*                Richard J. Shima*
Trustee                                 Trustee                            Trustee

                                                                           /s/ Andrew J. Simons
-------------------------               -------------------------          -------------------------
Foster Bam                              Gerald M. McDonnell                 Andrew J. Simons*
Trustee                                 Trustee                            Trustee

/s/ Edwin D. Campbell
-------------------------               -------------------------
Edwin D. Campbell*                      Thomas L. McVerry
Trustee                                 Trustee


*By:/s/ Dorothy E. Bourassa
-------------------------------
Dorothy E. Bourassa**
Attorney-in-Fact


** Dorothy E. Bourassa, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as Exhibit 24(b)(19).

                                INDEX TO EXHIBITS



Exhibit Number                      Exhibit
--------------                      -------

          11                   Consent of Independent Auditors

          19                   Powers of Attorney